UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06441

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2023

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

October 31, 2023

Emerging Markets Debt Fund
Investor Class (AEDVX)
I Class (AEHDX)
Y Class (AEYDX)
A Class (AEDQX)
C Class (AEDHX)
R Class (AEDWX)
R5 Class (AEDJX)
R6 Class (AEXDX)
G Class (AEDGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending October 31, 2023. Annual reports help convey important information about fund returns, including market factors that affect performance. For additional investment insights, please visit americancentury.com.

Asset Class Performance Was Mixed as Volatility Reigned

While most asset class returns improved versus the previous fiscal year, investors faced ongoing challenges from a variety of sources. The Federal Reserve (Fed) and other central banks continued to aggressively raise interest rates, and inflation persisted. Additionally, banking industry turmoil, economic uncertainty and geopolitical unrest added to the volatile backdrop.

Overall, investor expectations for the Fed to conclude its rate-hike campaign fueled optimism. Early on, inflation’s steady slowdown, a series of bank failures and mounting recession worries prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still higher than central bank targets, the Fed and its developed markets peers continued to raise rates.

By period-end, most central banks had paused their tightening campaigns, leaving government bond yields and interest rates at multiyear highs. While many observers believed the pauses indicated tightening had ended, still-high inflation prompted policymakers to leave their options open. Economic growth remained stronger than expected in the U.S., muddying the Fed’s monetary policy strategy, but it cooled notably in Europe and the U.K.

Despite this volatile backdrop, corporate earnings generally remained better than expected. The broad S&P 500 Index gained 10.14% for the 12-month period. However, returns for size and style indices varied widely. Bond returns in developed markets were modest. Conversely, emerging markets bonds rallied as inflation eased and most central banks ended their tightening campaigns.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions and recession risk. In addition, the Israel-Hamas war further complicates the global backdrop and represents another key geopolitical consideration for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
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Performance

Total Returns as of October 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	AEDVX	6.95%	0.55%	1.71%	7/29/14
50% JP Morgan EMBI Global Diversified Index, 50% JP Morgan GBI-EM Global Diversified Index	—	10.93%	0.09%	0.00%	—
JP Morgan EMBI Global Diversified Index	—	8.36%	-0.19%	1.36%	—
JP Morgan GBI-EM Global Diversified Index	—	13.50%	0.29%	-1.46%	—
I Class	AEHDX	7.19%	0.68%	0.58%	4/10/17
Y Class	AEYDX	7.17%	0.75%	0.66%	4/10/17
A Class	AEDQX				7/29/14
No sales charge		6.70%	0.31%	1.46%
With sales charge		1.90%	-0.61%	0.96%
C Class	AEDHX	5.92%	-0.45%	0.71%	7/29/14
R Class	AEDWX	6.56%	0.06%	1.22%	7/29/14
R5 Class	AEDJX	7.17%	0.75%	1.92%	7/29/14
R6 Class	AEXDX	7.35%	0.83%	1.98%	7/29/14
G Class	AEDGX	7.97%	1.52%	1.00%	11/14/17
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Growth of $10,000 Over Life of Class
$10,000 investment made July 29, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2023
Investor Class — $11,706

50% JP Morgan EMBI Global Diversified Index, 50% JP Morgan GBI-EM Global Diversified Index — $9,997

JP Morgan EMBI Global Diversified Index — $11,331

JP Morgan GBI-EM Global Diversified Index — $8,727

Ending Value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.98%	0.88%	0.78%	1.23%	1.98%	1.48%	0.78%	0.73%	0.73%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Portfolio Commentary

Portfolio Managers: John Lovito, Thomas Youn and Rajat Ahuja

During the period, Rajat Ahuja joined the portfolio management team.

Performance Summary

Emerging Markets Debt returned 6.95%* for the fiscal year ended October 31, 2023. By comparison, the fund’s benchmark, 50% JP Morgan EMBI Global Diversified Index/50% JP Morgan GBI-EM Global Diversified Index, returned 10.93% for the same period. Fund returns reflect operating expenses, while index returns do not.
A rally in emerging markets debt in the first half of the reporting period largely accounted for the asset class’s solid 12-month return. Falling U.S. Treasury yields, investor expectations for the Federal Reserve (Fed) to end its rate-hike campaign and U.S. dollar weakness helped create a favorable backdrop for emerging markets bonds.

In the second half of the reporting period, evidence of resilient U.S. economic data suggested U.S. interest rates would remain higher for longer. Treasury yields soared and the U.S. dollar rallied, which broadly weighed on emerging markets debt performance. Additionally, China’s economy struggled with a prolonged property sector crisis, weak trade and persistent deflationary pressures, prompting central bank stimulus. Geopolitical headwinds mounted late in the period when war broke out between Israel and Hamas.
Meanwhile, central banks in many emerging markets countries had started tightening monetary policy ahead of their developed markets counterparts. Accordingly, as inflation eased during the 12 months, many central banks concluded their rate-hike campaigns, and some started easing policy. These actions supported emerging markets bonds. Additionally, the U.S. dollar declined for the 12-month period overall, which aided emerging markets assets.

Security Selection, Yield Curve Positioning Detracted from Relative Results

Security selection detracted from relative performance, primarily among external bonds. Specifically, our positions in Brazil and Mexico weighed on performance due to hedges (credit default swaps) we placed on our holdings. Markets in Brazil and Mexico remained resilient during the reporting period, and the hedges worked against performance.

Our selections among local bonds also hindered relative results due to our underweight position versus the index in central Eastern Europe. For example, in Hungary and Poland, short covering overtook the fundamentals. This led to a huge rally at a time when the central banks were still hiking and real rates remained in negative territory.

Additionally, our yield curve exposure detracted from performance, mainly due to our duration strategy. We maintained a duration overweight through most of the period to align with our expectations for slowing growth and falling yields in the U.S. However, U.S. Treasury yields rose overall, as inflation persisted and the Fed remained hawkish.

Allocation Decisions Boosted Performance

Our asset allocation decisions were broadly positive, with weightings to local and external

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s index, other share classes may not. See page 3 for returns for all share classes.
5

securities contributing to results. The steady decline in emerging markets inflation generally supported our allocation to local sovereign bonds. Exposure in countries with steep yield curves, including Indonesia and South Africa, and a real rate cushion, such as Mexico and Brazil, offered value. Our core underweight in China also aided results.

Conversely, underweights to select lower-rated and distressed securities detracted from results. In particular, securities in Sri Lanka and El Salvador rallied in the middle of the year due to relief from multilateral and bilateral entities.

6

Fund Characteristics

OCTOBER 31, 2023
Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	61.9%
Corporate Bonds	20.8%
U.S. Treasury Securities	2.2%
Preferred Stocks	0.1%
Short-Term Investments	15.2%
Other Assets and Liabilities	(0.2)%
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2023 to October 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid During Period(1) 5/1/23 - 10/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$968.40	$4.91	0.99%
I Class	$1,000	$970.00	$4.42	0.89%
Y Class	$1,000	$969.40	$3.92	0.79%
A Class	$1,000	$967.20	$6.15	1.24%
C Class	$1,000	$963.40	$9.85	1.99%
R Class	$1,000	$967.00	$7.39	1.49%
R5 Class	$1,000	$969.40	$3.92	0.79%
R6 Class	$1,000	$970.80	$3.68	0.74%
G Class	$1,000	$973.10	$0.20	0.04%
Hypothetical
Investor Class	$1,000	$1,020.22	$5.04	0.99%
I Class	$1,000	$1,020.72	$4.53	0.89%
Y Class	$1,000	$1,021.22	$4.02	0.79%
A Class	$1,000	$1,018.96	$6.31	1.24%
C Class	$1,000	$1,015.17	$10.11	1.99%
R Class	$1,000	$1,017.69	$7.58	1.49%
R5 Class	$1,000	$1,021.22	$4.02	0.79%
R6 Class	$1,000	$1,021.48	$3.77	0.74%
G Class	$1,000	$1,025.00	$0.20	0.04%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
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Schedule of Investments

OCTOBER 31, 2023

		Principal Amount/Shares	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 61.9%
Angola — 0.6%
Angolan Government International Bond, 8.25%, 5/9/28(1)		$2,900,000	$2,462,506
Angolan Government International Bond, 9.375%, 5/8/48(1)		2,000,000	1,429,050
			3,891,556
Argentina — 0.5%
Argentine Republic Government International Bond, 3.625%, 7/9/35		11,550,000	2,882,983
Bahamas — 0.3%
Bahamas Government International Bond, 5.75%, 1/16/24(1)		2,000,000	1,999,166
Bahrain — 0.3%
Bahrain Government International Bond, 7.50%, 9/20/47		2,000,000	1,677,492
Brazil — 1.2%
Brazilian Government International Bond, 4.25%, 1/7/25		2,471,000	2,425,778
Brazilian Government International Bond, 6.00%, 10/20/33		3,800,000	3,523,247
Brazilian Government International Bond, 4.75%, 1/14/50		2,000,000	1,342,492
			7,291,517
Cameroon — 0.4%
Republic of Cameroon International Bond, 9.50%, 11/19/25		2,600,000	2,514,278
Chile — 2.3%
Bonos de la Tesoreria de la Republica en pesos, 4.70%, 9/1/30(1)	CLP	6,080,000,000	6,127,213
Chile Government International Bond, 2.75%, 1/31/27		$4,000,000	3,664,947
Chile Government International Bond, 2.55%, 7/27/33		1,200,000	901,937
Chile Government International Bond, 3.50%, 1/31/34		2,000,000	1,612,265
Chile Government International Bond, 4.95%, 1/5/36		2,000,000	1,779,507
			14,085,869
Colombia — 2.9%
Colombia Government International Bond, 4.50%, 1/28/26		1,525,000	1,463,096
Colombia Government International Bond, 3.125%, 4/15/31		500,000	371,392
Colombia Government International Bond, 7.375%, 9/18/37		2,000,000	1,810,209
Colombia Government International Bond, 6.125%, 1/18/41		5,300,000	4,070,222
Colombian TES, 7.00%, 6/30/32	COP	55,000,000,000	10,114,463
			17,829,382
Costa Rica — 0.1%
Costa Rica Government International Bond, 6.55%, 4/3/34(1)		$1,000,000	954,163
Czech Republic — 4.3%
Czech Republic Government Bond, 0.25%, 2/10/27	CZK	624,410,000	23,497,627
Czech Republic Government Bond, 2.00%, 10/13/33	CZK	81,000,000	2,768,083
			26,265,710
Dominican Republic — 1.5%
Dominican Republic International Bond, 5.95%, 1/25/27		$3,000,000	2,897,617
Dominican Republic International Bond, 4.50%, 1/30/30(1)		1,000,000	850,009
Dominican Republic International Bond, 4.875%, 9/23/32		1,900,000	1,542,486
Dominican Republic International Bond, 5.30%, 1/21/41		4,900,000	3,585,184
			8,875,296
Ecuador — 0.7%
Ecuador Government International Bond, 0.00%, 7/31/30(1)(2)		11,000,000	3,321,367
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		Principal Amount/Shares	Value
Ecuador Government International Bond, 3.50%, 7/31/35(1)		$2,000,000	$767,103
			4,088,470
Egypt — 1.2%
Egypt Government International Bond, 4.55%, 11/20/23		1,800,000	1,791,990
Egypt Government International Bond, 7.50%, 1/31/27(1)		5,000,000	3,487,500
Egypt Government International Bond, 7.625%, 5/29/32(1)		1,950,000	1,120,977
Egypt Government International Bond, 8.50%, 1/31/47(1)		1,800,000	940,410
			7,340,877
El Salvador — 0.3%
El Salvador Government International Bond, 5.875%, 1/30/25		900,000	829,141
El Salvador Government International Bond, 7.65%, 6/15/35		825,000	581,509
El Salvador Government International Bond, 7.12%, 1/20/50		1,000,000	628,934
			2,039,584
Ghana — 0.5%
Ghana Government International Bond, 8.125%, 1/18/26(3)(4)		3,200,000	1,388,192
Ghana Government International Bond, 8.125%, 3/26/32(1)(3)(4)		3,500,000	1,484,315
			2,872,507
Guatemala — 0.8%
Guatemala Government Bond, 4.375%, 6/5/27(1)		1,900,000	1,748,477
Guatemala Government Bond, 5.25%, 8/10/29(1)		300,000	272,203
Guatemala Government Bond, 7.05%, 10/4/32(1)		1,800,000	1,762,482
Guatemala Government Bond, 4.65%, 10/7/41(1)		1,375,000	955,954
			4,739,116
Hungary — 1.9%
Hungary Government Bond, 4.50%, 3/23/28	HUF	3,802,270,000	9,336,253
Hungary Government International Bond, 2.125%, 9/22/31(1)		$2,950,000	2,132,467
			11,468,720
Indonesia — 6.0%
Indonesia Government International Bond, 4.10%, 4/24/28		3,800,000	3,576,456
Indonesia Government International Bond, 4.65%, 9/20/32		1,700,000	1,560,651
Indonesia Government International Bond, 4.75%, 7/18/47		780,000	640,472
Indonesia Treasury Bond, 6.50%, 2/15/31	IDR	339,085,000,000	20,494,477
Indonesia Treasury Bond, 8.375%, 4/15/39	IDR	128,000,000,000	8,846,786
Perusahaan Penerbit SBSN Indonesia III, 4.70%, 6/6/32(1)		$1,500,000	1,392,073
			36,510,915
Iraq — 0.1%
Iraq International Bond, 5.80%, 1/15/28		450,000	401,175
Ivory Coast — 0.2%
Ivory Coast Government International Bond, 6.125%, 6/15/33		1,200,000	987,354
Jordan — 0.8%
Jordan Government International Bond, 4.95%, 7/7/25(1)		900,000	841,188
Jordan Government International Bond, 7.50%, 1/13/29(1)		3,400,000	3,173,856
Jordan Government International Bond, 7.375%, 10/10/47(1)		860,000	652,860
			4,667,904
Kenya — 0.5%
Republic of Kenya Government International Bond, 6.875%, 6/24/24(1)		2,440,000	2,337,886
Republic of Kenya Government International Bond, 8.25%, 2/28/48(1)		1,000,000	704,520
			3,042,406
Malaysia — 3.2%
Malaysia Government Bond, 3.48%, 6/14/24	MYR	40,000,000	8,403,218
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		Principal Amount/Shares	Value
Malaysia Government Bond, 4.70%, 10/15/42	MYR	7,500,000	$1,628,452
Malaysia Government Bond, 4.07%, 6/15/50	MYR	49,500,000	9,582,196
			19,613,866
Mexico — 6.2%
Mexican Bonos, 5.50%, 3/4/27	MXN	262,400,000	12,599,101
Mexican Bonos, 7.75%, 5/29/31	MXN	252,300,000	12,199,934
Mexican Bonos, 10.00%, 11/20/36	MXN	192,600,000	10,585,896
Mexico Government International Bond, 2.66%, 5/24/31		$1,400,000	1,094,016
Mexico Government International Bond, 3.50%, 2/12/34		1,000,000	766,079
Mexico Government International Bond, 6.35%, 2/9/35		205,000	196,485
			37,441,511
Morocco — 0.4%
Morocco Government International Bond, 3.00%, 12/15/32		1,500,000	1,123,125
Morocco Government International Bond, 3.00%, 12/15/32(1)		100,000	74,870
Morocco Government International Bond, 4.00%, 12/15/50(1)		1,800,000	1,073,335
			2,271,330
Nigeria — 1.2%
Nigeria Government International Bond, 6.50%, 11/28/27		3,500,000	3,019,940
Nigeria Government International Bond, 6.50%, 11/28/27(1)		2,000,000	1,724,466
Nigeria Government International Bond, 7.375%, 9/28/33(1)		2,800,000	2,113,888
Nigeria Government International Bond, 7.625%, 11/28/47(1)		1,050,000	711,618
			7,569,912
Oman — 0.8%
Oman Government International Bond, 5.625%, 1/17/28(1)		1,800,000	1,744,983
Oman Government International Bond, 6.00%, 8/1/29		2,600,000	2,526,709
Oman Government International Bond, 6.75%, 1/17/48(1)		1,000,000	898,600
			5,170,292
Pakistan — 0.3%
Pakistan Government International Bond, 7.375%, 4/8/31(1)		2,000,000	992,760
Pakistan Government International Bond, 8.875%, 4/8/51(1)		1,750,000	855,531
			1,848,291
Panama — 1.2%
Panama Government International Bond, 6.40%, 2/14/35		950,000	874,385
Panama Government International Bond, 6.875%, 1/31/36		1,809,000	1,709,582
Panama Government International Bond, 4.50%, 4/16/50		5,700,000	3,591,772
Panama Government International Bond, 6.85%, 3/28/54		1,000,000	864,739
			7,040,478
Paraguay — 0.8%
Paraguay Government International Bond, 3.85%, 6/28/33(1)		2,900,000	2,342,069
Paraguay Government International Bond, 5.85%, 8/21/33(1)		950,000	878,073
Paraguay Government International Bond, 5.40%, 3/30/50		1,900,000	1,427,070
			4,647,212
Peru — 2.7%
Peruvian Government International Bond, 2.39%, 1/23/26		2,100,000	1,953,098
Peruvian Government International Bond, 2.78%, 1/23/31		2,300,000	1,846,996
Peruvian Government International Bond, 8.75%, 11/21/33		2,500,000	2,926,533
Peruvian Government International Bond, 3.00%, 1/15/34		4,500,000	3,418,185
Peruvian Government International Bond, 6.90%, 8/12/37	PEN	23,000,000	5,567,017
Peruvian Government International Bond, 3.55%, 3/10/51		$1,000,000	632,787
			16,344,616
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		Principal Amount/Shares	Value
Philippines — 1.0%
Philippine Government International Bond, 6.375%, 1/15/32		$1,800,000	$1,867,105
Philippine Government International Bond, 5.95%, 10/13/47		4,001,000	3,822,515
Philippine Government International Bond, 5.50%, 1/17/48		733,000	659,639
			6,349,259
Poland — 3.6%
Bank Gospodarstwa Krajowego, 6.25%, 10/31/28(1)		343,000	346,769
Bank Gospodarstwa Krajowego, 5.375%, 5/22/33(1)		4,916,000	4,580,606
Republic of Poland Government Bond, 2.50%, 7/25/27	PLN	49,000,000	10,605,620
Republic of Poland Government Bond, 1.75%, 4/25/32	PLN	30,000,000	5,313,498
Republic of Poland Government International Bond, 5.75%, 11/16/32		$850,000	845,565
			21,692,058
Romania — 1.8%
Romania Government Bond, 8.25%, 9/29/32	RON	24,000,000	5,525,607
Romanian Government International Bond, 6.625%, 2/17/28(1)		$2,000,000	2,005,734
Romanian Government International Bond, 7.125%, 1/17/33(1)		1,000,000	997,268
Romanian Government International Bond, 6.00%, 5/25/34(1)		1,500,000	1,373,276
Romanian Government International Bond, 7.625%, 1/17/53(1)		1,326,000	1,307,961
			11,209,846
Saudi Arabia — 0.3%
Saudi Government International Bond, 4.75%, 1/18/28(1)		1,035,000	1,003,353
Saudi Government International Bond, 4.625%, 10/4/47(1)		1,400,000	1,061,256
			2,064,609
Senegal — 0.3%
Senegal Government International Bond, 6.25%, 5/23/33(1)		2,540,000	2,012,074
Serbia — 0.2%
Serbia International Bond, 6.50%, 9/26/33(1)		1,460,000	1,380,704
South Africa — 4.7%
Republic of South Africa Government Bond, 8.50%, 1/31/37	ZAR	535,410,000	21,241,162
Republic of South Africa Government International Bond, 4.30%, 10/12/28		$1,425,000	1,231,770
Republic of South Africa Government International Bond, 5.75%, 9/30/49		6,000,000	3,918,510
Republic of South Africa Government International Bond, 4.67%, 1/17/24		2,000,000	1,991,732
			28,383,174
Sri Lanka — 0.6%
Sri Lanka Government International Bond, 6.75%, 4/18/28(1)(3)(4)		2,000,000	1,006,227
Sri Lanka Government International Bond, 7.85%, 3/14/29(3)(4)		4,800,000	2,414,945
			3,421,172
Thailand — 2.6%
Thailand Government Bond, 1.59%, 12/17/35	THB	678,800,000	15,539,788
Trinidad and Tobago — 0.1%
Trinidad & Tobago Government International Bond, 5.95%, 1/14/31(1)		$925,000	892,856
Turkey — 1.6%
Turkiye Government International Bond, 4.875%, 10/9/26		2,000,000	1,841,300
Turkiye Government International Bond, 6.00%, 3/25/27		1,800,000	1,692,137
Turkiye Government International Bond, 9.875%, 1/15/28		1,025,000	1,074,789
Turkiye Government International Bond, 5.125%, 2/17/28		1,000,000	889,650
Turkiye Government International Bond, 6.875%, 3/17/36		3,500,000	2,903,621
13

	Principal Amount/Shares	Value
Turkiye Government International Bond, 6.00%, 1/14/41	$2,000,000	$1,432,350
		9,833,847
Ukraine — 0.2%
Ukraine Government International Bond, 7.25%, 3/15/35(3)(4)	4,200,000	1,071,575
Ukraine Government International Bond, 7.25%, 3/15/35(1)(3)(4)	750,000	191,608
		1,263,183
United Arab Emirates — 0.5%
UAE International Government Bond, 4.95%, 7/7/52(1)	3,300,000	2,795,678
Uzbekistan — 0.2%
Republic of Uzbekistan International Bond, 4.75%, 2/20/24	1,000,000	993,214
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $402,939,468)		376,205,410
CORPORATE BONDS — 20.8%
Brazil — 2.2%
Banco Bradesco SA, 3.20%, 1/27/25	2,000,000	1,918,482
Banco BTG Pactual SA, 4.50%, 1/10/25	2,000,000	1,944,763
Banco do Brasil SA, 4.75%, 3/20/24	2,500,000	2,478,978
Banco Votorantim SA, 4.375%, 7/29/25	2,000,000	1,911,233
Embraer Netherlands Finance BV, 7.00%, 7/28/30(1)	1,475,000	1,441,651
Guara Norte Sarl, 5.20%, 6/15/34(1)	2,696,993	2,290,041
Rede D'or Finance Sarl, 4.50%, 1/22/30	2,000,000	1,632,502
		13,617,650
Burkina Faso — 0.1%
Endeavour Mining PLC, 5.00%, 10/14/26	1,000,000	884,540
Chile — 0.2%
Kenbourne Invest SA, 4.70%, 1/22/28(1)	1,599,000	825,140
VTR Finance NV, 6.375%, 7/15/28(1)	2,000,000	355,000
		1,180,140
China — 0.2%
Alibaba Group Holding Ltd., 4.20%, 12/6/47	450,000	302,622
Tencent Holdings Ltd., 3.24%, 6/3/50	1,300,000	711,241
		1,013,863
Colombia — 2.5%
Canacol Energy Ltd., 5.75%, 11/24/28	2,200,000	1,589,093
Ecopetrol SA, 6.875%, 4/29/30	3,900,000	3,514,674
Ecopetrol SA, 4.625%, 11/2/31	1,060,000	796,015
EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA, 5.375%, 12/30/30(1)	6,260,000	4,172,042
Geopark Ltd., 5.50%, 1/17/27(1)(5)	3,918,000	3,295,639
Millicom International Cellular SA, 4.50%, 4/27/31(1)	2,200,000	1,661,000
		15,028,463
Guatemala — 0.3%
Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL, 5.25%, 4/27/29(1)(5)	2,000,000	1,762,920
India — 0.5%
Greenko Dutch BV, 3.85%, 3/29/26	2,035,000	1,820,053
Reliance Industries Ltd., 2.875%, 1/12/32(1)(5)	1,750,000	1,364,849
		3,184,902
Indonesia — 1.1%
Indonesia Asahan Aluminium PT / Mineral Industri Indonesia Persero PT, 5.45%, 5/15/30(1)	1,000,000	929,195
Indonesia Asahan Aluminium PT / Mineral Industri Indonesia Persero PT, 5.80%, 5/15/50(1)	2,150,000	1,698,085
14

	Principal Amount/Shares	Value
Pertamina (Persero) PT, 6.50%, 5/27/41	$2,300,000	$2,163,519
Perusahaan Perseroan (Persero) PT Perusahaan Listrik Negara, 3.00%, 6/30/30	2,000,000	1,630,446
		6,421,245
Kazakhstan — 0.3%
KazMunayGas National Co. JSC, 4.75%, 4/19/27	500,000	467,845
KazMunayGas National Co. JSC, 5.75%, 4/19/47	1,500,000	1,117,860
		1,585,705
Luxembourg — 1.0%
EIG Pearl Holdings Sarl, 3.55%, 8/31/36(1)	4,500,000	3,525,345
Petrorio Luxembourg Trading Sarl, 6.125%, 6/9/26(1)	2,500,000	2,379,790
		5,905,135
Malaysia — 0.3%
Petronas Capital Ltd., 4.55%, 4/21/50	2,375,000	1,854,685
Mexico — 5.1%
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.375%, 4/17/25	1,000,000	982,420
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, VRN, 7.53%, 10/1/28	1,800,000	1,800,998
BBVA Bancomer SA, 4.375%, 4/10/24(1)	1,000,000	991,923
BBVA Bancomer SA, VRN, 5.125%, 1/18/33(1)	2,000,000	1,693,808
Becle SAB de CV, 2.50%, 10/14/31	800,000	586,283
Braskem Idesa SAPI, 6.99%, 2/20/32	1,000,000	591,112
Cometa Energia SA de CV, 6.375%, 4/24/35(1)	2,606,500	2,371,256
Comision Federal de Electricidad, 4.875%, 1/15/24	2,500,000	2,494,476
Infraestructura Energetica Nova SAPI de CV, 4.75%, 1/15/51(1)	3,062,000	2,084,435
Mexico City Airport Trust, 4.25%, 10/31/26	1,000,000	930,956
Minera Mexico SA de CV, 4.50%, 1/26/50(1)	1,693,000	1,145,219
Petroleos Mexicanos, 4.875%, 1/18/24	3,200,000	3,182,877
Petroleos Mexicanos, 5.35%, 2/12/28	2,000,000	1,615,612
Petroleos Mexicanos, 5.95%, 1/28/31	7,100,000	5,084,665
Petroleos Mexicanos, 10.00%, 2/7/33(1)(5)	3,690,000	3,265,292
Tierra Mojada Luxembourg II Sarl, 5.75%, 12/1/40(1)	2,605,719	2,084,867
		30,906,199
Nigeria — 0.3%
IHS Netherlands Holdco BV, 8.00%, 9/18/27(1)	2,300,000	1,882,619
Panama — 0.4%
C&W Senior Financing DAC, 6.875%, 9/15/27(1)	3,095,000	2,664,083
Paraguay — 0.3%
Bioceanico Sovereign Certificate Ltd., 0.00%, 6/5/34(2)	921,745	637,595
Rutas 2 & 7 Finance Ltd., 0.00%, 9/30/36(2)	1,733,333	1,103,570
		1,741,165
Peru — 0.9%
Credicorp Ltd., 2.75%, 6/17/25	1,800,000	1,685,225
Hunt Oil Co. of Peru LLC Sucursal Del Peru, 8.55%, 9/18/33(1)	2,700,000	2,709,031
Inkia Energy Ltd., 5.875%, 11/9/27	1,122,000	1,057,485
		5,451,741
Qatar — 0.5%
Ooredoo International Finance Ltd., 2.625%, 4/8/31(1)	400,000	325,216
Ooredoo International Finance Ltd., 4.50%, 1/31/43(1)	1,900,000	1,615,145
Ras Laffan Liquefied Natural Gas Co. Ltd. 3, 6.33%, 9/30/27	1,292,000	1,298,668
		3,239,029
15

	Principal Amount/Shares	Value
Saudi Arabia — 1.3%
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 2/26/27	$1,000,000	$956,600
Saudi Arabian Oil Co., 3.25%, 11/24/50	8,000,000	4,745,016
TMS Issuer Sarl, 5.78%, 8/23/32(1)	2,000,000	1,944,600
		7,646,216
South Africa — 1.4%
Eskom Holdings SOC Ltd., 7.125%, 2/11/25(1)	1,900,000	1,867,316
Eskom Holdings SOC Ltd., 4.31%, 7/23/27	2,000,000	1,757,500
Eskom Holdings SOC Ltd., 6.35%, 8/10/28(1)	4,100,000	3,720,853
Prosus NV, 4.19%, 1/19/32	1,845,000	1,418,066
		8,763,735
United Arab Emirates — 0.3%
Abu Dhabi National Energy Co. PJSC, 4.375%, 1/24/29(1)	905,000	851,159
DP World Crescent Ltd., 4.85%, 9/26/28	800,000	758,229
		1,609,388
United States — 1.5%
Bimbo Bakeries USA, Inc., 6.05%, 1/15/29(1)(6)	1,800,000	1,797,066
DAE Funding LLC, 3.375%, 3/20/28(1)	3,000,000	2,630,082
SierraCol Energy Andina LLC, 6.00%, 6/15/28(1)	5,000,000	3,875,829
Truist Financial Corp., VRN, 7.16%, 10/30/29	637,000	640,928
		8,943,905
Zambia — 0.1%
First Quantum Minerals Ltd., 8.625%, 6/1/31(1)	1,000,000	845,351
TOTAL CORPORATE BONDS (Cost $145,400,035)		126,132,679
U.S. TREASURY SECURITIES — 2.2%
U.S. Treasury Bonds, 2.00%, 8/15/51	2,000,000	1,081,719
U.S. Treasury Notes, 2.875%, 8/15/28(7)	3,885,000	3,556,975
U.S. Treasury Notes, 1.25%, 8/15/31(7)	3,000,000	2,298,398
U.S. Treasury Notes, 1.875%, 2/15/32(7)	6,700,000	5,325,715
U.S. Treasury Notes, 3.375%, 5/15/33	1,109,000	980,772
TOTAL U.S. TREASURY SECURITIES (Cost $17,046,397)		13,243,579
PREFERRED STOCKS — 0.1%
Mexico — 0.1%
Banco Mercantil del Norte SA, 8.375%(1) (Cost $600,000)	600,000	547,764
SHORT-TERM INVESTMENTS — 15.2%
Money Market Funds — 1.0%
State Street Navigator Securities Lending Government Money Market Portfolio(8)	6,233,518	6,233,518
Repurchase Agreements — 14.2%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.50% - 4.00%, 11/30/28 - 11/15/52, valued at $6,473,298), in a joint trading account at 5.26%, dated 10/31/23, due 11/1/23 (Delivery value $6,320,915)		6,319,993
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 10/15/28, valued at $81,235,866), at 5.28%, dated 10/31/23, due 11/1/23 (Delivery value $79,654,681)		79,643,000
		85,962,993
TOTAL SHORT-TERM INVESTMENTS (Cost $92,196,511)		92,196,511
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $658,182,411)		608,325,943
OTHER ASSETS AND LIABILITIES — (0.2)%		(1,012,443)
TOTAL NET ASSETS — 100.0%		$607,313,500
16

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	31,405,494	USD	6,038,357	Bank of America N.A.(9)	12/15/23	$160,057
BRL	28,958,753	USD	5,742,936	Bank of America N.A.(9)	12/15/23	(27,428)
BRL	124,009,502	USD	24,809,591	Goldman Sachs & Co.	12/15/23	(334,185)
BRL	31,002,375	USD	6,201,219	Goldman Sachs & Co.	12/15/23	(82,368)
BRL	30,635,157	USD	6,022,955	Goldman Sachs & Co.	12/15/23	23,420
BRL	28,906,452	USD	5,667,376	Goldman Sachs & Co.	12/15/23	37,809
BRL	16,132,010	USD	3,160,084	JPMorgan Chase Bank N.A.	12/15/23	23,845
BRL	62,811,534	USD	12,149,233	Morgan Stanley	12/15/23	247,703
USD	5,879,604	BRL	30,626,857	Bank of America N.A.(9)	12/15/23	(165,133)
USD	5,861,922	BRL	29,843,047	Bank of America N.A.(9)	12/15/23	(28,116)
USD	6,929,722	BRL	34,218,273	Goldman Sachs & Co.	12/15/23	176,157
USD	2,809,183	BRL	14,384,982	Goldman Sachs & Co.	12/15/23	(29,941)
USD	6,027,374	BRL	30,588,925	Goldman Sachs & Co.	12/15/23	(9,876)
USD	5,945,056	BRL	30,322,757	Goldman Sachs & Co.	12/15/23	(39,662)
USD	3,052,255	BRL	15,548,188	JPMorgan Chase Bank N.A.	12/15/23	(16,447)
USD	2,989,774	BRL	15,289,704	JPMorgan Chase Bank N.A.	12/15/23	(27,912)
USD	6,039,730	BRL	30,826,781	Morgan Stanley	12/15/23	(44,465)
CLP	2,860,952,692	USD	3,096,102	Bank of America N.A.(9)	12/15/23	92,628
CLP	5,818,659,598	USD	6,354,330	Bank of America N.A.(9)	12/15/23	130,969
CLP	5,267,837,868	USD	5,935,592	Morgan Stanley	12/15/23	(64,222)
CLP	2,762,761,896	USD	2,988,385	Morgan Stanley	12/15/23	90,904
USD	2,979,255	CLP	2,682,818,801	Bank of America N.A.(9)	12/15/23	(10,932)
USD	413,929	CLP	386,568,522	Bank of America N.A.(9)	12/15/23	(16,928)
USD	3,026,236	CLP	2,729,210,995	Goldman Sachs & Co.	12/15/23	(15,658)
USD	5,885,252	CLP	5,520,365,883	Morgan Stanley	12/15/23	(267,578)
CNY	228,042,765	USD	31,458,514	JPMorgan Chase Bank N.A.	12/15/23	170,996
USD	1,049,998	CNY	7,572,063	Goldman Sachs & Co.	12/15/23	(246)
COP	27,915,116,829	USD	6,487,362	Bank of America N.A.(9)	12/15/23	230,164
USD	3,035,644	COP	12,552,386,088	Bank of America N.A.(9)	12/15/23	15,023
USD	3,165,810	COP	12,957,661,775	Goldman Sachs & Co.	12/15/23	47,664
USD	10,696,686	COP	44,193,359,539	Morgan Stanley	12/15/23	61,946
USD	5,847,099	COP	25,844,176,620	Morgan Stanley	12/15/23	(372,073)
CZK	70,488,543	USD	3,081,018	Bank of America N.A.(9)	12/15/23	(48,597)
CZK	142,216,249	USD	6,225,922	Bank of America N.A.(9)	12/15/23	(107,772)
CZK	170,343,052	USD	7,339,039	Bank of America N.A.(9)	12/15/23	(10,872)
CZK	166,930,757	USD	7,177,252	Bank of America N.A.(9)	12/15/23	4,117
CZK	143,063,491	USD	6,159,351	JPMorgan Chase Bank N.A.	12/15/23	(4,753)
USD	6,184,647	CZK	142,192,450	Bank of America N.A.(9)	12/15/23	67,521
USD	1,177,778	CZK	27,105,399	Bank of America N.A.(9)	12/15/23	11,702
USD	6,138,775	CZK	143,298,103	Bank of America N.A.(9)	12/15/23	(25,916)
USD	7,418,029	CZK	172,258,566	Bank of America N.A.(9)	12/15/23	7,457
USD	9,784,983	CZK	223,802,139	Goldman Sachs & Co.	12/15/23	157,004
USD	1,226,537	CZK	28,235,561	JPMorgan Chase Bank N.A.	12/15/23	11,842
USD	6,185,373	CZK	144,175,355	JPMorgan Chase Bank N.A.	12/15/23	(17,058)
USD	6,158,672	CZK	141,975,563	Morgan Stanley	12/15/23	50,877
HUF	1,115,986,293	USD	3,075,587	Bank of America N.A.(9)	12/15/23	(8,026)
HUF	1,337,861,529	USD	3,689,186	Bank of America N.A.(9)	12/15/23	(11,747)
HUF	3,557,185,761	USD	9,781,283	Bank of America N.A.(9)	12/15/23	(3,489)
HUF	3,682,671,183	USD	9,758,781	Bank of America N.A.(9)	12/15/23	363,941
17

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
HUF	2,229,724,108	USD	6,133,647	JPMorgan Chase Bank N.A.	12/15/23	$(4,705)
HUF	2,214,990,999	USD	5,955,736	JPMorgan Chase Bank N.A.	12/15/23	132,708
HUF	2,197,661,084	USD	5,912,374	JPMorgan Chase Bank N.A.	12/15/23	128,435
USD	6,516,844	HUF	2,365,093,184	Bank of America N.A.(9)	12/15/23	15,808
USD	3,654,840	HUF	1,336,163,491	Bank of America N.A.(9)	12/15/23	(17,932)
USD	15,718,019	HUF	5,801,130,952	Bank of America N.A.(9)	12/15/23	(227,808)
USD	6,010,582	HUF	2,243,365,569	Bank of America N.A.(9)	12/15/23	(155,857)
USD	6,157,649	HUF	2,252,093,585	JPMorgan Chase Bank N.A.	12/15/23	(32,781)
USD	5,988,573	HUF	2,235,573,630	JPMorgan Chase Bank N.A.	12/15/23	(156,447)
IDR	145,693,842,424	USD	9,306,537	Bank of America N.A.(9)	12/15/23	(166,686)
IDR	108,075,190,123	USD	6,795,045	UBS AG	12/15/23	(15,135)
USD	5,886,607	IDR	90,683,186,189	JPMorgan Chase Bank N.A.	12/15/23	197,755
USD	10,247,096	IDR	157,672,061,584	Morgan Stanley	12/15/23	355,812
USD	1,091,025	IDR	17,295,696,268	Morgan Stanley	12/15/23	6,010
ILS	23,687,848	USD	6,240,900	Bank of America N.A.(9)	12/15/23	(367,294)
ILS	34,805,001	USD	9,083,251	Bank of America N.A.(9)	12/15/23	(453,051)
ILS	18,174,404	USD	4,496,457	JPMorgan Chase Bank N.A.	12/15/23	10,043
ILS	24,628,524	USD	6,152,968	JPMorgan Chase Bank N.A.	12/15/23	(46,114)
ILS	12,247,547	USD	3,037,431	JPMorgan Chase Bank N.A.	12/15/23	(546)
ILS	35,812,355	USD	9,443,439	Morgan Stanley	12/15/23	(563,457)
USD	9,247,829	ILS	35,529,706	Bank of America N.A.(9)	12/15/23	437,932
USD	6,301,271	ILS	23,970,497	JPMorgan Chase Bank N.A.	12/15/23	357,579
USD	4,262,777	ILS	16,703,692	JPMorgan Chase Bank N.A.	12/15/23	120,953
USD	2,311,789	ILS	9,050,655	JPMorgan Chase Bank N.A.	12/15/23	67,601
USD	4,537,238	ILS	18,372,178	JPMorgan Chase Bank N.A.	12/15/23	(18,302)
USD	9,042,863	ILS	36,678,297	Morgan Stanley	12/15/23	(51,836)
USD	2,310,019	ILS	9,050,655	UBS AG	12/15/23	65,831
INR	504,755,143	USD	6,054,398	Bank of America N.A.(9)	12/15/23	(664)
USD	6,053,672	INR	504,755,143	Bank of America N.A.(9)	12/15/23	(63)
KRW	8,156,314,215	USD	6,042,162	Bank of America N.A.(9)	12/15/23	776
KRW	8,257,880,292	USD	6,239,426	JPMorgan Chase Bank N.A.	12/15/23	(121,238)
KRW	8,131,731,197	USD	6,027,746	Morgan Stanley	12/15/23	(3,021)
USD	6,107,311	KRW	8,156,314,215	Bank of America N.A.(9)	12/15/23	64,373
USD	6,131,482	KRW	8,257,880,292	Goldman Sachs & Co.	12/15/23	13,295
USD	6,015,929	KRW	8,131,731,197	Goldman Sachs & Co.	12/15/23	(8,796)
MXN	218,621,236	USD	11,931,811	Bank of America N.A.(9)	12/15/23	110,544
MXN	85,736,014	USD	4,685,950	Bank of America N.A.(9)	12/15/23	36,663
MXN	60,144,763	USD	3,361,491	Goldman Sachs & Co.	12/15/23	(48,525)
MXN	136,285,604	USD	7,750,305	JPMorgan Chase Bank N.A.	12/15/23	(243,259)
MXN	97,108,547	USD	5,514,065	JPMorgan Chase Bank N.A.	12/15/23	(165,017)
MXN	118,839,719	USD	6,487,537	JPMorgan Chase Bank N.A.	12/15/23	58,534
MXN	271,710,468	USD	14,989,592	Morgan Stanley	12/15/23	(22,912)
USD	21,132,629	MXN	373,001,463	Bank of America N.A.(9)	12/15/23	586,518
USD	878,760	MXN	15,266,339	Bank of America N.A.(9)	12/15/23	37,841
USD	4,314,233	MXN	76,861,947	Bank of America N.A.(9)	12/15/23	80,432
USD	5,857,821	MXN	108,623,146	Goldman Sachs & Co.	12/15/23	(125,489)
USD	3,353,459	MXN	60,790,467	JPMorgan Chase Bank N.A.	12/15/23	4,926
USD	5,656,265	MXN	103,645,240	JPMorgan Chase Bank N.A.	12/15/23	(52,845)
USD	5,849,971	MXN	109,188,247	JPMorgan Chase Bank N.A.	12/15/23	(164,467)
USD	6,151,462	MXN	111,930,469	JPMorgan Chase Bank N.A.	12/15/23	(14,026)
USD	5,990,233	MXN	103,885,164	Morgan Stanley	12/15/23	267,906
18

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,968,735	MXN	53,348,436	Morgan Stanley	12/15/23	$30,133
MYR	26,648,708	USD	5,751,933	Morgan Stanley	12/15/23	(143,363)
PEN	2,605,705	USD	698,580	Goldman Sachs & Co.	12/15/23	(21,453)
PHP	513,385,583	USD	9,067,213	Morgan Stanley	12/15/23	(27,331)
USD	9,044,483	PHP	513,636,205	Bank of America N.A.(9)	12/15/23	188
USD	9,044,848	PHP	513,385,583	Morgan Stanley	12/15/23	4,966
PLN	27,823,137	USD	6,420,850	Bank of America N.A.(9)	12/15/23	177,373
PLN	26,430,113	USD	6,077,444	Bank of America N.A.(9)	12/15/23	190,425
PLN	13,798,850	USD	3,131,646	Bank of America N.A.(9)	12/15/23	140,735
PLN	26,847,414	USD	6,091,411	Bank of America N.A.(9)	12/15/23	275,421
PLN	25,549,707	USD	5,941,964	Bank of America N.A.(9)	12/15/23	117,119
PLN	28,732,378	USD	6,670,759	Bank of America N.A.(9)	12/15/23	143,091
PLN	40,079,335	USD	9,244,056	JPMorgan Chase Bank N.A.	12/15/23	260,710
PLN	26,843,787	USD	6,153,318	JPMorgan Chase Bank N.A.	12/15/23	212,654
PLN	42,372,224	USD	9,602,791	JPMorgan Chase Bank N.A.	12/15/23	445,731
PLN	26,849,392	USD	6,156,735	UBS AG	12/15/23	210,566
USD	3,082,268	PLN	13,356,686	Bank of America N.A.(9)	12/15/23	(85,254)
USD	3,103,684	PLN	13,649,116	Bank of America N.A.(9)	12/15/23	(133,187)
USD	9,245,807	PLN	40,228,893	Goldman Sachs & Co.	12/15/23	(294,427)
USD	6,788,681	PLN	28,328,105	Goldman Sachs & Co.	12/15/23	70,704
USD	15,580,713	PLN	67,523,726	JPMorgan Chase Bank N.A.	12/15/23	(432,458)
USD	6,237,662	PLN	27,092,244	JPMorgan Chase Bank N.A.	12/15/23	(187,232)
USD	6,174,221	PLN	27,056,536	JPMorgan Chase Bank N.A.	12/15/23	(242,204)
USD	12,214,090	PLN	53,464,348	JPMorgan Chase Bank N.A.	12/15/23	(464,916)
USD	3,060,180	PLN	13,410,796	Morgan Stanley	12/15/23	(120,174)
RON	43,305,651	USD	9,310,628	Goldman Sachs & Co.	12/15/23	(90,226)
RON	28,206,029	USD	6,024,727	Goldman Sachs & Co.	12/15/23	(19,253)
RON	28,768,792	USD	6,225,544	JPMorgan Chase Bank N.A.	12/15/23	(100,250)
RON	29,216,487	USD	6,181,831	JPMorgan Chase Bank N.A.	12/15/23	38,784
RON	56,173,458	USD	11,846,082	JPMorgan Chase Bank N.A.	12/15/23	114,063
USD	6,173,256	RON	28,861,804	Bank of America N.A.(9)	12/15/23	28,158
USD	9,274,649	RON	43,361,369	Bank of America N.A.(9)	12/15/23	42,384
USD	11,427,623	RON	54,041,904	Bank of America N.A.(9)	12/15/23	(78,683)
USD	6,092,338	RON	28,184,821	JPMorgan Chase Bank N.A.	12/15/23	91,380
USD	6,096,868	RON	28,735,742	JPMorgan Chase Bank N.A.	12/15/23	(21,388)
THB	297,333,749	USD	8,440,986	Goldman Sachs & Co.	12/15/23	(137,144)
THB	44,335,212	USD	1,230,816	Goldman Sachs & Co.	12/15/23	7,364
THB	242,818,539	USD	6,796,850	JPMorgan Chase Bank N.A.	12/15/23	(15,491)
THB	49,249,581	USD	1,370,785	JPMorgan Chase Bank N.A.	12/15/23	4,641
THB	218,870,699	USD	6,029,679	UBS AG	12/15/23	82,873
USD	5,892,805	THB	212,252,959	Goldman Sachs & Co.	12/15/23	(34,928)
USD	3,072,796	THB	110,943,299	Goldman Sachs & Co.	12/15/23	(25,593)
TRY	66,679,326	USD	2,310,007	JPMorgan Chase Bank N.A.	12/15/23	(35,286)
TRY	101,546,280	USD	3,499,590	Morgan Stanley	12/15/23	(35,406)
USD	2,826,831	TRY	83,645,287	Morgan Stanley	12/15/23	(26,673)
USD	9,380,525	TWD	298,488,311	Bank of America N.A.(9)	12/15/23	162,969
USD	1,560,027	ZAR	29,663,437	Bank of America N.A.(9)	12/15/23	(25,666)
USD	6,033,420	ZAR	114,631,456	Bank of America N.A.(9)	12/15/23	(94,333)
USD	6,238,473	ZAR	117,868,077	JPMorgan Chase Bank N.A.	12/15/23	(62,298)
USD	6,037,915	ZAR	114,953,643	JPMorgan Chase Bank N.A.	12/15/23	(107,061)
USD	5,856,551	ZAR	115,512,647	JPMorgan Chase Bank N.A.	12/15/23	(318,308)
19

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	6,299,056	ZAR	119,535,443	JPMorgan Chase Bank N.A.	12/15/23	$(90,846)
USD	6,315,055	ZAR	119,021,314	JPMorgan Chase Bank N.A.	12/15/23	(47,363)
USD	3,010,344	ZAR	57,262,212	Morgan Stanley	12/15/23	(50,672)
ZAR	239,818,044	USD	12,533,678	Bank of America N.A.(9)	12/15/23	286,066
ZAR	173,439,009	USD	9,126,362	JPMorgan Chase Bank N.A.	12/15/23	145,016
ZAR	90,961,905	USD	4,754,331	Morgan Stanley	12/15/23	108,140
ZAR	115,342,273	USD	5,947,446	Morgan Stanley	12/15/23	218,306
ZAR	103,507,268	USD	5,458,224	Morgan Stanley	12/15/23	74,874
ZAR	23,009,900	USD	1,203,754	Morgan Stanley	12/15/23	26,266
						$444,581

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	64	December 2023	$12,955,000	$(45,241)
U.S. Treasury 5-Year Notes	281	December 2023	29,357,914	(298,087)
U.S. Treasury 10-Year Notes	94	December 2023	9,980,157	(68,732)
U.S. Treasury Long Bonds	10	December 2023	1,094,375	(110,401)
U.S. Treasury Ultra Bonds	92	December 2023	10,355,750	(1,427,369)
			$63,743,196	$(1,949,830)
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Ultra Notes	262	December 2023	$28,512,969	$1,593,472
^Amount represents value and unrealized appreciation (depreciation).

20

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Brazil Government International Bond	Buy	(1.00)%	12/20/28	$16,980,000	$583,730	$8,597	$592,327
Chile Government International Bond	Buy	(1.00)%	12/20/28	$7,500,000	(117,879)	36,725	(81,154)
Colombia Government International Bond	Buy	(1.00)%	12/20/28	$12,830,000	687,077	(30,759)	656,318
Malaysia Government International Bond	Buy	(1.00)%	12/20/28	$6,800,000	(160,078)	43,361	(116,717)
Markit CDX North America High Yield Index Series 39	Buy	(5.00)%	12/20/27	$12,474,000	165,348	(335,595)	(170,247)
Markit CDX Emerging Markets Index Series 39	Buy	(1.00)%	6/20/28	$16,550,000	664,104	47,025	711,129
Mexico Government International Bond	Buy	(1.00)%	12/20/28	$38,870,000	311,549	15,966	327,515
Republic of South Africa Government International Bond	Buy	(1.00)%	12/20/28	$10,568,000	724,464	58,439	782,903
					$2,858,315	$(156,241)	$2,702,074
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount		Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
BZDIOVRA	Pay	11.97%	1/2/26	BRL	38,987,649	$(548)	$87,588	$87,040

21

INTEREST RATE SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount		Value*
Barclays Bank PLC	BZDIOVRA	Pay	11.56%	1/2/26	BRL	31,677,942	$10,051
Goldman Sachs & Co.	BZDIOVRA	Pay	12.96%	1/2/26	BRL	60,455,066	454,981
Goldman Sachs & Co.	BZDIOVRA	Pay	10.85%	1/2/26	BRL	27,510,129	(78,751)
Goldman Sachs & Co.	BZDIOVRA	Pay	10.37%	1/2/26	BRL	27,923,471	(140,979)
							$245,302
*Amount represents value and unrealized appreciation (depreciation).
22

NOTES TO SCHEDULE OF INVESTMENTS
BRL	–	Brazilian Real
BZDIOVRA	–	Brazil Interbank Deposit Rate
CDX	–	Credit Derivatives Indexes
CLP	–	Chilean Peso
CNY	–	Chinese Yuan
COP	–	Colombian Peso
CZK	–	Czech Koruna
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
ILS	–	Israeli Shekel
INR	–	Indian Rupee
KRW	–	South Korean Won
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
PEN	–	Peruvian Sol
PHP	–	Philippine Peso
PLN	–	Polish Zloty
RON	–	New Romanian Leu
THB	–	Thai Baht
TRY	–	Turkish Lira
TWD	–	Taiwanese Dollar
USD	–	United States Dollar
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
ZAR	–	South African Rand
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $141,896,919, which represented 23.4% of total net assets.
(2)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.
(3)Security is in default.
(4)Non-income producing.
(5)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $6,017,395. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(6)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(7)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $6,057,568.
(8)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $6,233,518.
(9)Collateral has been received at the custodian bank for collateral requirements on forward foreign currency exchange contracts and swap agreements. At the period end, the aggregate value of securities received was $382,046.

See Notes to Financial Statements.
23

Statement of Assets and Liabilities

OCTOBER 31, 2023
Assets
Investment securities, at value (cost of $565,985,900) — including $6,017,395 of securities on loan	$516,129,432
Repurchase agreements, at value (cost of $85,962,993)	85,962,993
Investment made with cash collateral received for securities on loan, at value (cost of $6,233,518)	6,233,518
Total investment securities, at value (cost of $658,182,411)	608,325,943
Foreign currency holdings, at value (cost of $1,310,105)	815
Receivable for investments sold	512,259
Receivable for capital shares sold	19,172
Unrealized appreciation on forward foreign currency exchange contracts	9,053,121
Swap agreements, at value	465,032
Interest receivable	8,326,523
Securities lending receivable	4,141
626,707,006

Liabilities
Payable for collateral received for swap agreements and forward foreign currency exchange contracts	250,000
Disbursements in excess of demand deposit cash	857,700
Payable for collateral received for securities on loan	6,233,518
Payable for investments purchased	2,864,811
Payable for capital shares redeemed	87,870
Payable for variation margin on futures contracts	17,268
Payable for variation margin on swap agreements	166,374
Unrealized depreciation on forward foreign currency exchange contracts	8,608,540
Swap agreements, at value	219,730
Accrued management fees	87,563
Distribution and service fees payable	132
19,393,506

Net Assets	$607,313,500

Net Assets Consist of:
Capital paid in	$751,716,959
Distributable earnings (loss)	(144,403,459)
$607,313,500

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$86,778,412	10,376,548	$8.36
I Class	$5,236,900	625,988	$8.37
Y Class	$24,197,235	2,893,353	$8.36
A Class	$239,351	28,663	$8.35
C Class	$7,282	875	$8.32
R Class	$153,290	18,370	$8.34
R5 Class	$62,411	7,463	$8.36
R6 Class	$261,395	31,249	$8.36
G Class	$490,377,224	58,585,527	$8.37
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $8.74 (net asset value divided by 0.955). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.
24

Statement of Operations

YEAR ENDED OCTOBER 31, 2023
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $237,338)	$40,554,637
Securities lending, net	33,344
40,587,981

Expenses:
Management fees	4,677,773
Interest expenses	264,146
Distribution and service fees:
A Class	510
C Class	121
R Class	898
Trustees' fees and expenses	42,941
4,986,389
Fees waived(1)	(3,492,157)
1,494,232

Net investment income (loss)	39,093,749

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(17,131,861)
Forward foreign currency exchange contract transactions	944,892
Futures contract transactions	(73,920)
Swap agreement transactions	(8,125,119)
Foreign currency translation transactions	399,055
(23,986,953)

Change in net unrealized appreciation (depreciation) on:
Investments	28,174,486
Forward foreign currency exchange contracts	1,597,235
Futures contracts	(3,564,613)
Swap agreements	1,152,436
Translation of assets and liabilities in foreign currencies	13,239
27,372,783

Net realized and unrealized gain (loss)	3,385,830

Net Increase (Decrease) in Net Assets Resulting from Operations	$42,479,579
(1)Amount consists of $7,151, $419, $1,839, $15, $1, $15, $5, $20 and $3,482,692 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class, respectively.

See Notes to Financial Statements.
25

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2023 AND OCTOBER 31, 2022
Increase (Decrease) in Net Assets	October 31, 2023	October 31, 2022
Operations
Net investment income (loss)	$39,093,749	$33,949,339
Net realized gain (loss)	(23,986,953)	(77,230,360)
Change in net unrealized appreciation (depreciation)	27,372,783	(89,512,343)
Net increase (decrease) in net assets resulting from operations	42,479,579	(132,793,364)

Distributions to Shareholders
From earnings:
Investor Class	(4,819,159)	(2,113,494)
I Class	(380,601)	(247,125)
Y Class	(1,226,137)	(578,115)
A Class	(9,908)	(4,959)
C Class	(536)	(445)
R Class	(8,118)	(2,525)
R5 Class	(2,481)	(180)
R6 Class	(13,472)	(7,445)
G Class	(29,076,759)	(15,053,370)
Decrease in net assets from distributions	(35,537,171)	(18,007,658)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	55,352,762	(25,855,182)

Net increase (decrease) in net assets	62,295,170	(176,656,204)

Net Assets
Beginning of period	545,018,330	721,674,534
End of period	$607,313,500	$545,018,330

See Notes to Financial Statements.
26

Notes to Financial Statements

OCTOBER 31, 2023

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Emerging Markets Debt Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek total return.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

27

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

28

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2023.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Corporate Bonds	$6,233,518	—	—	—	$6,233,518
Gross amount of recognized liabilities for securities lending transactions					$6,233,518
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

29

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 50% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. Effective August 1, 2023, the investment advisor agreed to waive 0.03% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2024 and cannot terminate it prior to such date without the approval of the Board of Trustees. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The annual management fee and the effective annual management fee after waiver for each class for the period ended October 31, 2023 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	0.96%	0.95%
I Class	0.86%	0.85%
Y Class	0.76%	0.75%
A Class	0.96%	0.95%
C Class	0.96%	0.95%
R Class	0.96%	0.95%
R5 Class	0.76%	0.75%
R6 Class	0.71%	0.70%
G Class	0.71%	0.00%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2023 are detailed in the Statement of Operations.

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

30

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended October 31, 2023 totaled $398,432,104, of which $1,061,304 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended October 31, 2023 totaled $325,419,997, none of which were U.S. Treasury and Government Agency obligations.

31

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended October 31, 2023		Year ended October 31, 2022
	Shares	Amount	Shares	Amount
Investor Class
Sold	2,927,613	$26,075,927	798,617	$7,874,076
Issued in reinvestment of distributions	553,255	4,809,898	219,029	2,107,590
Redeemed	(3,502,061)	(30,553,468)	(512,418)	(4,757,455)
	(21,193)	332,357	505,228	5,224,211
I Class
Sold	1,033,805	9,110,009	792,201	7,336,400
Issued in reinvestment of distributions	43,813	380,601	25,605	247,035
Redeemed	(1,046,104)	(9,194,378)	(1,403,134)	(12,232,755)
	31,514	296,232	(585,328)	(4,649,320)
Y Class
Sold	608,477	5,303,704	460,721	4,400,910
Issued in reinvestment of distributions	141,050	1,225,687	60,272	578,104
Redeemed	(411,895)	(3,596,253)	(498,935)	(4,553,356)
	337,632	2,933,138	22,058	425,658
A Class
Sold	7,782	65,419	2,036	20,745
Issued in reinvestment of distributions	1,141	9,908	512	4,959
Redeemed	(4,989)	(43,729)	(3,704)	(33,583)
	3,934	31,598	(1,156)	(7,879)
C Class
Issued in reinvestment of distributions	62	536	45	445
Redeemed	(1,207)	(10,607)	(1,501)	(13,239)
	(1,145)	(10,071)	(1,456)	(12,794)
R Class
Sold	10,249	89,257	5,773	51,870
Issued in reinvestment of distributions	933	8,092	257	2,499
Redeemed	(10,889)	(92,508)	(3,383)	(31,593)
	293	4,841	2,647	22,776
R5 Class
Sold	6,466	56,760	83	761
Issued in reinvestment of distributions	285	2,481	19	180
Redeemed	(135)	(1,185)	(43)	(368)
	6,616	58,056	59	573
R6 Class
Sold	6,462	56,321	2,556	24,474
Issued in reinvestment of distributions	1,550	13,472	777	7,445
Redeemed	(9,281)	(81,093)	(4,254)	(39,696)
	(1,269)	(11,300)	(921)	(7,777)
G Class
Sold	5,968,432	52,150,865	3,028,065	28,025,562
Issued in reinvestment of distributions	3,345,892	29,076,759	1,583,182	15,053,370
Redeemed	(3,364,117)	(29,509,713)	(7,189,977)	(69,929,562)
	5,950,207	51,717,911	(2,578,730)	(26,850,630)
Net increase (decrease)	6,306,589	$55,352,762	(2,637,599)	$(25,855,182)
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6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Sovereign Governments and Agencies	—	$376,205,410	—
Corporate Bonds	—	126,132,679	—
U.S. Treasury Securities	—	13,243,579	—
Preferred Stocks	—	547,764	—
Short-Term Investments	$6,233,518	85,962,993	—
	$6,233,518	$602,092,425	—
Other Financial Instruments
Futures Contracts	$1,593,472	—	—
Swap Agreements	—	$3,622,264	—
Forward Foreign Currency Exchange Contracts	—	9,053,121	—
	$1,593,472	$12,675,385	—

Liabilities
Other Financial Instruments
Futures Contracts	$1,949,830	—	—
Swap Agreements	—	$587,848	—
Forward Foreign Currency Exchange Contracts	—	8,608,540	—
	$1,949,830	$9,196,388	—

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7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $114,533,250.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $1,040,540,023.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $72,656,367 futures contracts purchased and $37,417,901 futures contracts sold.

34

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $72,944,655.

Value of Derivative Instruments as of October 31, 2023

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$162,678
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$9,053,121	Unrealized depreciation on forward foreign currency exchange contracts	8,608,540
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	17,268
Interest Rate Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	3,696
Interest Rate Risk	Swap agreements	465,032	Swap agreements	219,730
		$9,518,153		$9,011,912
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2023

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(6,516,890)	Change in net unrealized appreciation (depreciation) on swap agreements	$(152,480)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	944,892	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	1,597,235
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(73,920)	Change in net unrealized appreciation (depreciation) on futures contracts	(3,564,613)
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	(1,608,229)	Change in net unrealized appreciation (depreciation) on swap agreements	1,304,916
		$(7,254,147)		$(814,942)

35

Counterparty Risk — The fund is subject to counterparty risk, or the risk that an institution will fail to perform its obligations to the fund. The investment advisor attempts to minimize counterparty risk prior to entering into transactions by performing extensive reviews of the creditworthiness of all potential counterparties. The fund may also enter into agreements that provide provisions for legally enforceable master netting arrangements to manage the credit risk between counterparties related to forward foreign currency exchange contracts and/or over-the-counter swap agreements. A master netting arrangement provides for the net settlement of multiple contracts with a single counterparty through a single payment in the event of default or termination of any one contract. To mitigate counterparty risk, the fund may receive assets or be required to pledge assets at the custodian bank or with a broker as designated under prescribed collateral provisions.

The fund does not offset assets and liabilities subject to master netting arrangements on the Statement of Assets and Liabilities for financial reporting purposes. The fund’s asset derivatives and liability derivatives that are subject to legally enforceable offsetting arrangements as of period end were as follows:

Counterparty	Gross Amount on Statement of Assets and Liabilities	Amount Eligible for Offset	Collateral	Net Exposure*
Assets
Bank of America N.A.	$4,018,395	$(2,271,434)	$(382,046)	$1,364,915
Barclays Bank PLC	10,051	—	—	10,051
Goldman Sachs & Co.	988,398	(988,398)	—	—
JPMorgan Chase Bank N.A.	2,598,196	(2,598,196)	—	—
Morgan Stanley	1,543,843	(1,543,843)	—	—
UBS AG	359,270	(15,135)	—	344,135
	$9,518,153	$(7,417,006)	$(382,046)	$1,719,101

Liabilities
Bank of America N.A.	$2,271,434	$(2,271,434)	—	—
Goldman Sachs & Co.	1,537,500	(988,398)	$(1,590)	$547,512
JPMorgan Chase Bank N.A.	3,211,018	(2,598,196)	—	612,822
Morgan Stanley	1,793,183	(1,543,843)	(249,340)	—
UBS AG	15,135	(15,135)	—	—
	$8,828,270	$(7,417,006)	$(250,930)	$1,160,334
*The net exposure represents the amount receivable from the counterparty or amount payable to the counterparty in the event of default or termination.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund may invest in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

The majority of the fund is owned by a relatively small number of shareholders. To the extent that a large shareholder (including a fund of funds) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets. In the event of a large shareholder redemption, the ongoing operations of the fund may be at risk.

36

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2023 and October 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$35,537,171	$18,007,658
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:.

Federal tax cost of investments	$666,095,797
Gross tax appreciation of investments	$7,269,326
Gross tax depreciation of investments	(65,039,180)
Net tax appreciation (depreciation) of investments	(57,769,854)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(770,975)
Net tax appreciation (depreciation)	$(58,540,829)
Other book-to-tax adjustments	$(654,740)
Undistributed ordinary income	$7,490,093
Accumulated short-term capital losses	$(64,086,900)
Accumulated long-term capital losses	$(28,611,083)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
37

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$8.22	0.48	0.10	0.58	(0.44)	$8.36	6.95%	1.00%	1.01%	5.54%	5.53%	66%	$86,778
2022	$10.48	0.43	(2.49)	(2.06)	(0.20)	$8.22	(19.89)%	0.98%	0.98%	4.70%	4.70%	125%	$85,456
2021	$10.32	0.40	0.15	0.55	(0.39)	$10.48	5.29%	0.97%	0.97%	3.77%	3.77%	51%	$103,626
2020	$10.46	0.39	(0.16)	0.23	(0.37)	$10.32	2.34%	0.97%	0.97%	3.83%	3.83%	68%	$89,509
2019	$9.79	0.43	0.66	1.09	(0.42)	$10.46	11.35%	0.97%	0.97%	4.24%	4.24%	75%	$92,647
I Class
2023	$8.22	0.49	0.11	0.60	(0.45)	$8.37	7.19%	0.90%	0.91%	5.64%	5.63%	66%	$5,237
2022	$10.47	0.44	(2.48)	(2.04)	(0.21)	$8.22	(19.74)%	0.88%	0.88%	4.80%	4.80%	125%	$4,887
2021	$10.32	0.41	0.14	0.55	(0.40)	$10.47	5.30%	0.87%	0.87%	3.87%	3.87%	51%	$12,356
2020	$10.46	0.40	(0.16)	0.24	(0.38)	$10.32	2.44%	0.87%	0.87%	3.93%	3.93%	68%	$1,887
2019	$9.79	0.44	0.66	1.10	(0.43)	$10.46	11.47%	0.87%	0.87%	4.34%	4.34%	75%	$1,932

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2023	$8.22	0.50	0.10	0.60	(0.46)	$8.36	7.17%	0.80%	0.81%	5.74%	5.73%	66%	$24,197
2022	$10.47	0.45	(2.48)	(2.03)	(0.22)	$8.22	(19.67)%	0.78%	0.78%	4.90%	4.90%	125%	$21,008
2021	$10.32	0.42	0.14	0.56	(0.41)	$10.47	5.40%	0.77%	0.77%	3.97%	3.97%	51%	$26,539
2020	$10.46	0.41	(0.16)	0.25	(0.39)	$10.32	2.55%	0.77%	0.77%	4.03%	4.03%	68%	$18,475
2019	$9.79	0.45	0.66	1.11	(0.44)	$10.46	11.57%	0.77%	0.77%	4.44%	4.44%	75%	$11,393
A Class
2023	$8.21	0.46	0.10	0.56	(0.42)	$8.35	6.70%	1.25%	1.26%	5.29%	5.28%	66%	$239
2022	$10.47	0.41	(2.49)	(2.08)	(0.18)	$8.21	(20.09)%	1.23%	1.23%	4.45%	4.45%	125%	$203
2021	$10.31	0.38	0.14	0.52	(0.36)	$10.47	5.03%	1.22%	1.22%	3.52%	3.52%	51%	$271
2020	$10.45	0.37	(0.16)	0.21	(0.35)	$10.31	2.08%	1.22%	1.22%	3.58%	3.58%	68%	$363
2019	$9.78	0.40	0.66	1.06	(0.39)	$10.45	11.08%	1.22%	1.22%	3.99%	3.99%	75%	$316
C Class
2023	$8.18	0.39	0.10	0.49	(0.35)	$8.32	5.92%	2.00%	2.01%	4.54%	4.53%	66%	$7
2022	$10.45	0.34	(2.48)	(2.14)	(0.13)	$8.18	(20.67)%	1.98%	1.98%	3.70%	3.70%	125%	$17
2021	$10.29	0.30	0.14	0.44	(0.28)	$10.45	4.25%	1.97%	1.97%	2.77%	2.77%	51%	$36
2020	$10.44	0.29	(0.17)	0.12	(0.27)	$10.29	1.23%	1.97%	1.97%	2.83%	2.83%	68%	$41
2019	$9.77	0.33	0.66	0.99	(0.32)	$10.44	10.26%	1.97%	1.97%	3.24%	3.24%	75%	$47

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2023	$8.20	0.44	0.10	0.54	(0.40)	$8.34	6.56%	1.50%	1.51%	5.04%	5.03%	66%	$153
2022	$10.46	0.39	(2.49)	(2.10)	(0.16)	$8.20	(20.29)%	1.48%	1.48%	4.20%	4.20%	125%	$148
2021	$10.30	0.35	0.14	0.49	(0.33)	$10.46	4.67%	1.47%	1.47%	3.27%	3.27%	51%	$161
2020	$10.45	0.34	(0.17)	0.17	(0.32)	$10.30	1.84%	1.47%	1.47%	3.33%	3.33%	68%	$139
2019	$9.78	0.38	0.66	1.04	(0.37)	$10.45	10.80%	1.47%	1.47%	3.74%	3.74%	75%	$88
R5 Class
2023	$8.22	0.50	0.10	0.60	(0.46)	$8.36	7.17%	0.80%	0.81%	5.74%	5.73%	66%	$62
2022	$10.48	0.46	(2.50)	(2.04)	(0.22)	$8.22	(19.75)%	0.78%	0.78%	4.90%	4.90%	125%	$7
2021	$10.32	0.42	0.15	0.57	(0.41)	$10.48	5.49%	0.77%	0.77%	3.97%	3.97%	51%	$8
2020	$10.46	0.41	(0.16)	0.25	(0.39)	$10.32	2.56%	0.77%	0.77%	4.03%	4.03%	68%	$8
2019	$9.79	0.45	0.66	1.11	(0.44)	$10.46	11.59%	0.77%	0.77%	4.44%	4.44%	75%	$7
R6 Class
2023	$8.22	0.51	0.09	0.60	(0.46)	$8.36	7.35%	0.75%	0.76%	5.79%	5.78%	66%	$261
2022	$10.48	0.46	(2.50)	(2.04)	(0.22)	$8.22	(19.71)%	0.73%	0.73%	4.95%	4.95%	125%	$267
2021	$10.32	0.43	0.14	0.57	(0.41)	$10.48	5.56%	0.72%	0.72%	4.02%	4.02%	51%	$350
2020	$10.46	0.42	(0.16)	0.26	(0.40)	$10.32	2.60%	0.72%	0.72%	4.08%	4.08%	68%	$1,958
2019	$9.79	0.46	0.66	1.12	(0.45)	$10.46	11.62%	0.72%	0.72%	4.49%	4.49%	75%	$10,229

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2023	$8.23	0.57	0.09	0.66	(0.52)	$8.37	7.97%	0.05%	0.76%	6.49%	5.78%	66%	$490,377
2022	$10.47	0.52	(2.48)	(1.96)	(0.28)	$8.23	(19.02)%	0.02%	0.73%	5.66%	4.95%	125%	$433,025
2021	$10.32	0.50	0.14	0.64	(0.49)	$10.47	6.20%	0.01%	0.72%	4.73%	4.02%	51%	$578,327
2020	$10.46	0.49	(0.16)	0.33	(0.47)	$10.32	3.33%	0.01%	0.72%	4.79%	4.08%	68%	$435,472
2019	$9.79	0.53	0.66	1.19	(0.52)	$10.46	12.41%	0.01%	0.72%	5.20%	4.49%	75%	$266,091

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Emerging Markets Debt Fund and the Board of Trustees of American Century International Bond Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Debt Fund (the “Fund”), one of the funds constituting the American Century International Bond Funds, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended October 31, 2021, were audited by other auditors, whose report, dated December 17, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 18, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	32	Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	82	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, EMPIRE (digital media distribution) (2023 to present); Chief Financial Officer, 2K (interactive entertainment) (2021 to 2023); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	32	Sabio Holdings Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	32	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	32	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	32	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	32	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	147	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present)). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

45

Approval of Management Agreement

At a meeting held on June 14, 2023, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent data providers concerning the Fund.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Fund;
•the wide range of programs and services the Advisor and other service providers provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance compared to appropriate benchmarks and/or peer groups of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened regulatory interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Fund;
•any collateral benefits derived by the Advisor from the management of the Fund;
•fees and expenses associated with any investment by the Fund in other funds;
•payments to intermediaries by the Fund and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor’s other investment management clients.

In keeping with its practice, the Board held two meetings and the independent Trustees met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.
46

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including but not limited to

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports
47

include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, and its financial results of operation. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under this unified fee structure, the Advisor is responsible for providing investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.03% (e.g., the Investor Class unified fee will be reduced from 0.96% to 0.93%) for at least one year, beginning August 1, 2023. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees,
48

costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, concluded that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
49

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

50

Notes
51

Notes

52

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90985 2312

Annual Report

October 31, 2023

Global Bond Fund
Investor Class (AGBVX)
I Class (AGBHX)
Y Class (AGBWX)
A Class (AGBAX)
C Class (AGBTX)
R Class (AGBRX)
R5 Class (AGBNX)
R6 Class (AGBDX)
G Class (AGBGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending October 31, 2023. Annual reports help convey important information about fund returns, including market factors that affect performance. For additional investment insights, please visit americancentury.com.

Asset Class Performance Was Mixed as Volatility Reigned

While most asset class returns improved versus the previous fiscal year, investors faced ongoing challenges from a variety of sources. The Federal Reserve (Fed) and other central banks continued to aggressively raise interest rates, and inflation persisted. Additionally, banking industry turmoil, economic uncertainty and geopolitical unrest added to the volatile backdrop.

Overall, investor expectations for the Fed to conclude its rate-hike campaign fueled optimism. Early on, inflation’s steady slowdown, a series of bank failures and mounting recession worries prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still higher than central bank targets, the Fed and its developed markets peers continued to raise rates.

By period-end, most central banks had paused their tightening campaigns, leaving government bond yields and interest rates at multiyear highs. While many observers believed the pauses indicated tightening had ended, still-high inflation prompted policymakers to leave their options open. Economic growth remained stronger than expected in the U.S., muddying the Fed’s monetary policy strategy, but it cooled notably in Europe and the U.K.

Despite this volatile backdrop, corporate earnings generally remained better than expected. The broad S&P 500 Index gained 10.14% for the 12-month period. However, returns for size and style indices varied widely. Bond returns in developed markets were modest. Conversely, emerging markets bonds rallied as inflation eased and most central banks ended their tightening campaigns.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions and recession risk. In addition, the Israel-Hamas war further complicates the global backdrop and represents another key geopolitical consideration for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of October 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	AGBVX	0.03%	-0.54%	0.93%	—	1/31/2012
Bloomberg Global Aggregate Bond Index (USD, Hedged)	—	1.72%	0.47%	1.68%	—	—
I Class	AGBHX	0.13%	-0.45%	—	-0.16%	4/10/2017
Y Class	AGBWX	0.23%	-0.34%	—	-0.05%	4/10/2017
A Class	AGBAX					1/31/2012
No sales charge		-0.34%	-0.80%	0.67%	—
With sales charge		-4.83%	-1.71%	0.21%	—
C Class	AGBTX	-1.01%	-1.54%	-0.08%	—	1/31/2012
R Class	AGBRX	-0.47%	-1.05%	0.43%	—	1/31/2012
R5 Class	AGBNX	0.12%	-0.36%	1.13%	—	1/31/2012
R6 Class	AGBDX	0.17%	-0.30%	1.18%	—	7/26/2013
G Class	AGBGX	0.72%	0.23%	—	0.29%	7/28/2017
Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2023
Investor Class — $10,971

Bloomberg Global Aggregate Bond Index (USD, Hedged) — $11,813

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.84%	0.74%	0.64%	1.09%	1.84%	1.34%	0.64%	0.59%	0.59%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: John Lovito, Lynn Chen and Simon Chester

During the period, Robert Gahagan left the portfolio management team.

Performance Summary

Global Bond returned 0.03%* for the fiscal year ended October 31, 2023. By comparison, the Bloomberg Global Aggregate Bond Index (USD, Hedged) returned 1.72% for the same period. Fund returns reflect operating expenses, while index returns do not.

Against a backdrop of central bank rate hikes and elevated inflation, government bond yields in developed markets rose overall. In the U.S., Treasury yields declined in the first half of the reporting period, largely in response to banking industry turmoil in early 2023. The collapse of Silicon Valley Bank and other regional banks helped push Treasury yields sharply lower in March and early April. The resulting uncertainty triggered a Treasury market rally. Similarly, uncertainty in the U.S. banking industry along with the failure of Switzerland-based Credit Suisse Group also pushed yields lower in Europe and the U.K.

However, as initial fears of a wider banking crisis faded, U.S. economic growth rebounded, bolstered by consumer and labor market resiliency. An increase in Treasury supply amid declining demand, together with concerns about U.S. debt sustainability, dramatically pushed up the U.S. Treasury premium in 2023’s third quarter.

Treasury and other government bond yields reversed course and continued climbing, reaching multiyear highs late in the fiscal year. Growth was more subdued outside the U.S., including disappointments in China and Europe, while inflation generally eased faster than expected. Accordingly, for the entire 12-month period, non-U.S. developed markets bonds outperformed U.S. bonds. Shorter-maturity government securities outperformed those with longer maturities, while high-yield corporate, investment-grade corporate and securitized securities outpaced government bonds.

Duration Strategy, Sector Allocation Weighed on Performance

We began extending duration in late 2022, as recession risk mounted and government bond yields rose to multiyear highs. We maintained this strategy into 2023, given our expectations for economies in developed markets to slow and yields to decline. This positioning, which included U.S. Treasury futures contracts, detracted from results as yields generally rose through the 12-month period. However, diversifying the fund’s duration exposure helped stem the negative effects.

Additionally, sector allocation detracted from relative results, largely due to an out-of-index allocation to high-yield credit. An overweight position versus the index in securitized securities, particularly agency mortgage-backed securities (MBS), also weighed on performance.

Security Selection Aided Returns

Security selection boosted relative performance, mostly due to our choices in the securitized sector. Specifically, out-of-index positions in collateralized loan obligations, asset-backed securities and non-agency commercial mortgage-backed securities and selections among agency MBS lifted results. Our investment-grade corporate bonds modestly aided performance.

Meanwhile, currency positioning weighed on relative results, primarily due to a stronger U.S. dollar and the hedging costs associated with exposure in China and Japan.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s index, other share classes may not. See page 3 for returns for all share classes.

Fund Characteristics

OCTOBER 31, 2023
Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	38.0%
Corporate Bonds	22.3%
U.S. Government Agency Mortgage-Backed Securities	13.6%
Collateralized Loan Obligations	6.2%
U.S. Treasury Securities	5.2%
Preferred Stocks	3.4%
Asset-Backed Securities	2.7%
Commercial Mortgage-Backed Securities	1.2%
Collateralized Mortgage Obligations	1.1%
U.S. Government Agency Securities	0.5%
Municipal Securities	0.4%
Short-Term Investments	5.0%
Other Assets and Liabilities	0.4%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2023 to October 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid During Period(1) 5/1/23 - 10/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$954.80	$4.04	0.82%
I Class	$1,000	$954.50	$3.55	0.72%
Y Class	$1,000	$955.20	$3.06	0.62%
A Class	$1,000	$952.70	$5.27	1.07%
C Class	$1,000	$948.70	$8.94	1.82%
R Class	$1,000	$951.80	$6.49	1.32%
R5 Class	$1,000	$955.10	$3.06	0.62%
R6 Class	$1,000	$955.50	$2.81	0.57%
G Class	$1,000	$957.20	$0.10	0.02%
Hypothetical
Investor Class	$1,000	$1,021.07	$4.18	0.82%
I Class	$1,000	$1,021.58	$3.67	0.72%
Y Class	$1,000	$1,022.08	$3.16	0.62%
A Class	$1,000	$1,019.81	$5.45	1.07%
C Class	$1,000	$1,016.03	$9.25	1.82%
R Class	$1,000	$1,018.55	$6.72	1.32%
R5 Class	$1,000	$1,022.08	$3.16	0.62%
R6 Class	$1,000	$1,022.33	$2.91	0.57%
G Class	$1,000	$1,025.11	$0.10	0.02%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

OCTOBER 31, 2023

		Principal Amount/Shares	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 38.0%
Australia — 0.5%
Australia Government Bond, 1.75%, 6/21/51	AUD	8,600,000	$2,656,996
New South Wales Treasury Corp., 1.50%, 2/20/32	AUD	5,800,000	2,696,567
New South Wales Treasury Corp., 2.00%, 3/8/33	AUD	6,000,000	2,813,543
Treasury Corp. of Victoria, 4.25%, 12/20/32	AUD	3,600,000	2,066,527
Treasury Corp. of Victoria, 2.25%, 9/15/33	AUD	6,900,000	3,218,781
			13,452,414
Austria — 0.6%
Republic of Austria Government Bond, 0.75%, 10/20/26(1)	EUR	4,192,000	4,141,016
Republic of Austria Government Bond, 0.90%, 2/20/32(1)	EUR	5,450,000	4,748,685
Republic of Austria Government Bond, 4.15%, 3/15/37(1)	EUR	3,939,000	4,364,085
Republic of Austria Government Bond, 0.00%, 10/20/40(1)(2)	EUR	3,000,000	1,714,212
			14,967,998
Belgium — 0.7%
Kingdom of Belgium Government Bond, 0.80%, 6/22/28(1)	EUR	2,000,000	1,916,124
Kingdom of Belgium Government Bond, 0.10%, 6/22/30(1)	EUR	5,000,000	4,337,206
Kingdom of Belgium Government Bond, 0.35%, 6/22/32(1)	EUR	3,000,000	2,456,948
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(1)	EUR	3,716,000	4,104,107
Kingdom of Belgium Government Bond, 1.60%, 6/22/47(1)	EUR	5,586,000	3,759,260
			16,573,645
Canada — 5.8%
Canada Housing Trust No. 1, 3.10%, 6/15/28(1)	CAD	10,000,000	6,814,062
Canadian Government Bond, 1.50%, 5/1/24	CAD	10,000,000	7,085,993
Canadian Government Bond, 2.75%, 8/1/24	CAD	7,250,000	5,140,115
Canadian Government Bond, 3.00%, 11/1/24	CAD	13,500,000	9,547,983
Canadian Government Bond, 3.75%, 2/1/25	CAD	17,000,000	12,082,473
Canadian Government Bond, 1.25%, 3/1/25	CAD	10,000,000	6,880,620
Canadian Government Bond, 1.50%, 4/1/25	CAD	13,000,000	8,945,556
Canadian Government Bond, 3.75%, 5/1/25	CAD	8,500,000	6,035,107
Canadian Government Bond, 3.50%, 8/1/25	CAD	30,000,000	21,192,861
Canadian Government Bond, 1.00%, 9/1/26	CAD	8,000,000	5,254,992
Canadian Government Bond, 3.50%, 3/1/28	CAD	22,200,000	15,588,586
Canadian Government Bond, 3.25%, 9/1/28	CAD	20,000,000	13,880,224
Canadian Government Bond, 2.25%, 6/1/29	CAD	1,750,000	1,151,990
Canadian Government Bond, 1.50%, 6/1/31	CAD	3,500,000	2,099,672
Canadian Government Bond, 2.00%, 6/1/32	CAD	1,000,000	612,576
Canadian Government Bond, 2.75%, 12/1/48	CAD	3,250,000	1,915,877
Canadian Government Bond, 2.00%, 12/1/51	CAD	2,180,000	1,069,509
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	10,911,000	7,617,361
Province of Quebec Canada, 5.75%, 12/1/36	CAD	12,032,000	9,331,644
Province of Quebec Canada, 3.50%, 12/1/48	CAD	7,300,000	4,200,283
			146,447,484
Chile — 0.1%
Chile Government International Bond, 4.95%, 1/5/36		$4,000,000	3,559,014
China — 5.4%
China Government Bond, 2.64%, 1/15/28	CNY	957,000,000	131,320,360

		Principal Amount/Shares	Value
China Government Bond, 3.81%, 9/14/50	CNY	36,000,000	$5,568,506
			136,888,866
Colombia — 0.1%
Colombian TES, 7.00%, 6/30/32	COP	11,500,000,000	2,114,842
Czech Republic — 0.2%
Czech Republic Government Bond, 0.25%, 2/10/27	CZK	138,700,000	5,219,521
Denmark — 0.2%
Denmark Government Bond, 0.50%, 11/15/29	DKK	35,000,000	4,324,792
Finland — 0.8%
Finland Government Bond, 4.00%, 7/4/25(1)	EUR	5,169,000	5,531,946
Finland Government Bond, 1.50%, 9/15/32(1)	EUR	2,650,000	2,410,666
Finland Government Bond, 0.125%, 4/15/36(1)	EUR	11,000,000	7,624,401
Finland Government Bond, 2.75%, 4/15/38(1)	EUR	3,207,000	3,036,212
Finland Government Bond, 1.375%, 4/15/47(1)	EUR	3,045,000	2,081,410
			20,684,635
France — 3.3%
French Republic Government Bond OAT, 1.75%, 11/25/24	EUR	2,539,000	2,637,403
French Republic Government Bond OAT, 1.00%, 11/25/25	EUR	5,000,000	5,065,760
French Republic Government Bond OAT, 0.75%, 11/25/28	EUR	17,000,000	16,070,775
French Republic Government Bond OAT, 5.50%, 4/25/29	EUR	42,980	50,871
French Republic Government Bond OAT, 0.00%, 11/25/29(2)	EUR	21,650,000	19,061,090
French Republic Government Bond OAT, 2.50%, 5/25/30	EUR	3,845,000	3,919,210
French Republic Government Bond OAT, 0.00%, 5/25/32(2)	EUR	25,500,000	20,477,147
French Republic Government Bond OAT, 5.75%, 10/25/32	EUR	2,675,000	3,353,085
French Republic Government Bond OAT, 2.00%, 11/25/32	EUR	5,100,000	4,847,183
French Republic Government Bond OAT, 1.25%, 5/25/38	EUR	4,621,000	3,539,823
French Republic Government Bond OAT, 3.25%, 5/25/45	EUR	3,433,000	3,295,524
French Republic Government Bond OAT, 0.75%, 5/25/52	EUR	2,000,000	974,686
			83,292,557
Germany — 2.4%
Bundesobligation, 0.00%, 4/10/26(2)	EUR	5,000,000	4,940,299
Bundesobligation, 0.00%, 4/16/27(2)	EUR	11,500,000	11,096,054
Bundesobligation, 1.30%, 10/15/27	EUR	8,000,000	8,034,253
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 2/15/30(2)	EUR	750,000	674,487
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 2/15/32(2)	EUR	10,500,000	8,909,985
Bundesrepublik Deutschland Bundesanleihe, 1.70%, 8/15/32	EUR	8,100,000	7,886,969
Bundesrepublik Deutschland Bundesanleihe, 2.30%, 2/15/33	EUR	2,400,000	2,445,250
Bundesrepublik Deutschland Bundesanleihe, 1.00%, 5/15/38	EUR	16,950,000	13,646,530
Bundesrepublik Deutschland Bundesanleihe, 1.25%, 8/15/48	EUR	1,200,000	875,180
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 8/15/50(2)	EUR	3,600,000	1,717,139
			60,226,146
Indonesia — 0.5%
Indonesia Government International Bond, 3.50%, 2/14/50		$2,800,000	1,829,213
Indonesia Treasury Bond, 6.375%, 4/15/32	IDR	195,000,000,000	11,727,051
			13,556,264
Ireland — 0.8%
Ireland Government Bond, 3.40%, 3/18/24	EUR	6,186,000	6,547,171
Ireland Government Bond, 1.10%, 5/15/29	EUR	3,850,000	3,675,314
Ireland Government Bond, 0.20%, 10/18/30	EUR	1,500,000	1,298,866

		Principal Amount/Shares	Value
Ireland Government Bond, 0.40%, 5/15/35	EUR	8,650,000	$6,527,994
Ireland Government Bond, 0.55%, 4/22/41	EUR	1,500,000	954,578
Ireland Government Bond, 1.50%, 5/15/50	EUR	320,000	209,238
			19,213,161
Israel — 0.2%
Israel Government Bond - Fixed, 1.30%, 4/30/32	ILS	27,000,000	5,208,622
Italy — 2.3%
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	4,964,000	5,072,026
Italy Buoni Poliennali Del Tesoro, 0.00%, 4/1/26(2)	EUR	9,650,000	9,334,521
Italy Buoni Poliennali Del Tesoro, 1.60%, 6/1/26	EUR	3,000,000	3,008,104
Italy Buoni Poliennali Del Tesoro, 1.25%, 12/1/26	EUR	3,000,000	2,943,240
Italy Buoni Poliennali Del Tesoro, 0.25%, 3/15/28	EUR	14,100,000	12,727,181
Italy Buoni Poliennali Del Tesoro, 3.40%, 4/1/28	EUR	2,300,000	2,377,704
Italy Buoni Poliennali Del Tesoro, 1.35%, 4/1/30	EUR	3,550,000	3,155,494
Italy Buoni Poliennali Del Tesoro, 0.60%, 8/1/31(1)	EUR	1,000,000	797,836
Italy Buoni Poliennali Del Tesoro, 2.50%, 12/1/32	EUR	6,500,000	5,834,849
Italy Buoni Poliennali Del Tesoro, 4.35%, 11/1/33	EUR	4,000,000	4,117,875
Italy Buoni Poliennali Del Tesoro, 1.80%, 3/1/41(1)	EUR	1,500,000	998,871
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(1)	EUR	7,519,000	7,557,658
Italy Buoni Poliennali Del Tesoro, 1.70%, 9/1/51(1)	EUR	500,000	272,032
			58,197,391
Japan — 3.4%
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	231,950,000	1,745,451
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	1,234,500,000	8,657,950
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	1,673,400,000	10,339,551
Japan Government Thirty Year Bond, 0.40%, 3/20/50	JPY	700,000,000	3,241,860
Japan Government Thirty Year Bond, 0.70%, 9/20/51	JPY	1,350,000,000	6,683,589
Japan Government Thirty Year Bond, 0.70%, 12/20/51	JPY	1,790,000,000	8,845,717
Japan Government Thirty Year Bond, 1.00%, 3/20/52	JPY	297,300,000	1,594,436
Japan Government Thirty Year Bond, 1.30%, 6/20/52	JPY	380,000,000	2,201,385
Japan Government Thirty Year Bond, 1.60%, 12/20/52	JPY	300,000,000	1,867,276
Japan Government Thirty Year Bond, 1.40%, 3/20/53	JPY	657,000,000	3,895,456
Japan Government Twenty Year Bond, 0.60%, 9/20/37	JPY	1,222,000,000	7,353,714
Japan Government Twenty Year Bond, 0.30%, 12/20/39	JPY	1,078,800,000	5,919,201
Japan Government Twenty Year Bond, 0.50%, 12/20/41	JPY	831,000,000	4,532,489
Japan Government Twenty Year Bond, 1.10%, 9/20/42	JPY	835,000,000	5,025,879
Japan Government Twenty Year Bond, 1.10%, 6/20/43	JPY	500,000,000	2,981,380
Japan Government Twenty Year Bond, 1.20%, 6/20/53	JPY	1,853,500,000	10,427,167
			85,312,501
Malaysia — 0.2%
Malaysia Government Bond, 4.70%, 10/15/42	MYR	20,900,000	4,537,953
Mexico — 0.5%
Mexican Bonos, 7.75%, 5/29/31	MXN	158,230,000	7,651,192
Mexico Government International Bond, 4.15%, 3/28/27		$2,518,000	2,418,395
Mexico Government International Bond, 6.35%, 2/9/35		1,828,000	1,752,068
			11,821,655
Netherlands — 1.2%
Netherlands Government Bond, 0.00%, 1/15/26(1)(2)	EUR	2,500,000	2,476,100
Netherlands Government Bond, 0.50%, 7/15/26(1)	EUR	7,389,000	7,326,656
Netherlands Government Bond, 0.75%, 7/15/28(1)	EUR	5,500,000	5,274,940
Netherlands Government Bond, 0.00%, 7/15/31(1)(2)	EUR	9,000,000	7,582,308

		Principal Amount/Shares	Value
Netherlands Government Bond, 0.50%, 7/15/32(1)	EUR	800,000	$682,265
Netherlands Government Bond, 2.50%, 7/15/33(1)	EUR	5,000,000	4,999,809
Netherlands Government Bond, 0.00%, 1/15/38(1)(2)	EUR	600,000	397,792
Netherlands Government Bond, 2.75%, 1/15/47(1)	EUR	2,080,000	1,986,115
			30,725,985
New Zealand — 3.9%
New Zealand Government Bond, 0.50%, 5/15/24	NZD	51,479,000	29,183,401
New Zealand Government Bond, 2.75%, 4/15/25	NZD	48,830,000	27,340,967
New Zealand Government Bond, 0.50%, 5/15/26	NZD	14,200,000	7,324,192
New Zealand Government Bond, 0.25%, 5/15/28	NZD	28,830,000	13,367,436
New Zealand Government Bond, 1.50%, 5/15/31	NZD	10,750,000	4,726,842
New Zealand Government Bond, 3.50%, 4/14/33	NZD	33,996,000	16,850,425
			98,793,263
Norway†
Norway Government Bond, 1.75%, 2/17/27(1)	NOK	2,800,000	232,914
Panama — 0.1%
Panama Government International Bond, 6.875%, 1/31/36		$1,818,000	1,718,087
Peru†
Peruvian Government International Bond, 3.00%, 1/15/34		1,425,000	1,082,425
Philippines — 0.1%
Philippine Government International Bond, 6.375%, 10/23/34		1,400,000	1,439,793
Poland — 0.1%
Republic of Poland Government Bond, 1.75%, 4/25/32	PLN	16,300,000	2,887,001
Portugal — 0.1%
Portugal Obrigacoes do Tesouro OT, 4.10%, 2/15/45(1)	EUR	1,550,000	1,634,617
Romania — 0.1%
Romanian Government International Bond, 6.00%, 5/25/34(1)		$2,000,000	1,831,034
Saudi Arabia — 0.1%
Saudi Government International Bond, 4.75%, 1/18/28(1)		3,175,000	3,077,918
Singapore — 0.1%
Singapore Government Bond, 2.875%, 7/1/29	SGD	4,240,000	3,027,443
Spain — 1.2%
Spain Government Bond, 0.00%, 1/31/28(2)	EUR	7,660,000	7,052,102
Spain Government Bond, 5.15%, 10/31/28(1)	EUR	1,263,000	1,442,870
Spain Government Bond, 0.10%, 4/30/31(1)	EUR	11,750,000	9,605,741
Spain Government Bond, 3.15%, 4/30/33(1)	EUR	5,560,000	5,566,373
Spain Government Bond, 1.85%, 7/30/35(1)	EUR	2,200,000	1,861,964
Spain Government Bond, 2.70%, 10/31/48(1)	EUR	7,100,000	5,521,183
			31,050,233
Sweden — 0.1%
Sweden Government Bond, 1.75%, 11/11/33	SEK	29,000,000	2,332,117
Sweden Government Bond, 3.50%, 3/30/39	SEK	15,600,000	1,472,292
			3,804,409
Switzerland — 0.3%
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	5,902,000	6,511,629
Thailand — 0.3%
Thailand Government Bond, 1.59%, 12/17/35	THB	306,000,000	7,005,267
United Kingdom — 2.3%
United Kingdom Gilt, 1.25%, 7/22/27	GBP	3,000,000	3,263,518
United Kingdom Gilt, 4.25%, 12/7/27	GBP	3,000,000	3,628,718
United Kingdom Gilt, 0.25%, 7/31/31	GBP	10,300,000	9,112,746

		Principal Amount/Shares	Value
United Kingdom Gilt, 1.00%, 1/31/32	GBP	9,500,000	$8,847,019
United Kingdom Gilt, 3.25%, 1/31/33	GBP	11,340,000	12,482,751
United Kingdom Gilt, 1.75%, 9/7/37	GBP	12,500,000	10,516,694
United Kingdom Gilt, 4.50%, 12/7/42	GBP	954,000	1,096,541
United Kingdom Gilt, 4.25%, 12/7/49	GBP	3,720,000	4,057,004
United Kingdom Gilt, 4.25%, 12/7/55	GBP	3,780,000	4,116,581
			57,121,572
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $1,123,675,370)			957,543,051
CORPORATE BONDS — 22.3%
Aerospace and Defense — 0.3%
Boeing Co., 5.81%, 5/1/50		$565,000	486,873
Northrop Grumman Corp., 5.15%, 5/1/40		750,000	657,916
RTX Corp., 4.125%, 11/16/28		3,060,000	2,811,199
TransDigm, Inc., 6.75%, 8/15/28(1)		2,837,000	2,758,226
			6,714,214
Air Freight and Logistics†
GXO Logistics, Inc., 2.65%, 7/15/31		926,000	687,452
Automobiles — 0.6%
Ford Motor Credit Co. LLC, 3.375%, 11/13/25		2,430,000	2,270,003
Ford Motor Credit Co. LLC, 6.80%, 5/12/28		4,580,000	4,571,355
General Motors Financial Co., Inc., 2.75%, 6/20/25		3,843,000	3,627,908
Hyundai Capital America, 6.50%, 1/16/29(1)(3)		472,000	470,756
Hyundai Capital America, 6.20%, 9/21/30(1)		933,000	906,701
Toyota Motor Credit Corp., 5.25%, 9/11/28		1,200,000	1,181,638
Toyota Motor Credit Corp., 4.55%, 5/17/30		1,990,000	1,862,580
			14,890,941
Banks — 7.4%
Abanca Corp. Bancaria SA, 0.75%, 5/28/29	EUR	600,000	542,488
Alpha Bank SA, VRN, 2.50%, 3/23/28	EUR	490,000	453,002
Banco Santander SA, 6.92%, 8/8/33		$1,000,000	929,508
Banco Santander SA, 6.94%, 11/7/33(3)		600,000	602,263
Banco Santander SA, VRN, 1.72%, 9/14/27		1,600,000	1,387,363
Banco Santander SA, VRN, 2.25%, 10/4/32	GBP	1,200,000	1,194,440
Bank of America Corp., 2.30%, 7/25/25	GBP	800,000	916,128
Bank of America Corp., VRN, 5.82%, 9/15/29		$915,000	891,186
Bank of America Corp., VRN, 2.88%, 10/22/30		6,137,000	5,023,851
Bank of America Corp., VRN, 2.57%, 10/20/32		860,000	644,324
Bank of America Corp., VRN, 4.57%, 4/27/33		625,000	539,228
Bank of America Corp., VRN, 5.29%, 4/25/34		1,185,000	1,070,741
Banque Federative du Credit Mutuel SA, 5.00%, 1/19/26	GBP	1,500,000	1,786,678
Banque Federative du Credit Mutuel SA, 0.25%, 7/19/28	EUR	5,100,000	4,446,325
Barclays PLC, 3.25%, 2/12/27	GBP	600,000	659,123
Barclays PLC, VRN, 1.375%, 1/24/26	EUR	1,600,000	1,625,532
Barclays PLC, VRN, 2.28%, 11/24/27		$897,000	785,439
Barclays PLC, VRN, 1.125%, 3/22/31	EUR	2,000,000	1,876,691
Barclays PLC, VRN, 6.69%, 9/13/34		$296,000	280,091
BNP Paribas SA, VRN, 5.34%, 6/12/29(1)		1,105,000	1,061,329
BNP Paribas SA, VRN, 2.00%, 5/24/31	GBP	3,500,000	3,710,312
BPCE SA, VRN, 7.00%, 10/19/34(1)		$1,535,000	1,492,365
Caixa Geral de Depositos SA, VRN, 0.375%, 9/21/27	EUR	2,000,000	1,883,645
CaixaBank SA, VRN, 2.25%, 4/17/30	EUR	3,700,000	3,704,935

		Principal Amount/Shares	Value
Canadian Imperial Bank of Commerce, 5.00%, 4/28/28		$1,365,000	$1,300,257
Canadian Imperial Bank of Commerce, 6.09%, 10/3/33		580,000	558,931
Citigroup, Inc., VRN, 3.07%, 2/24/28		1,182,000	1,064,219
Citigroup, Inc., VRN, 3.52%, 10/27/28		657,000	590,794
Citigroup, Inc., VRN, 3.98%, 3/20/30		1,005,000	889,433
Citigroup, Inc., VRN, 3.06%, 1/25/33		2,980,000	2,295,348
Commerzbank AG, VRN, 4.00%, 12/5/30	EUR	2,500,000	2,539,480
Commerzbank AG, VRN, 8.625%, 2/28/33	GBP	1,200,000	1,461,712
Cooperatieve Rabobank UA, VRN, 3.875%, 11/30/32	EUR	2,000,000	2,024,867
Credit Agricole SA, VRN, 6.32%, 10/3/29(1)		$1,331,000	1,308,237
Credit Agricole SA, VRN, 1.625%, 6/5/30	EUR	600,000	599,853
Credit Agricole SA, VRN, 4.00%, 1/10/33(1)		$2,110,000	1,837,617
Credit Mutuel Arkea SA, 1.125%, 5/23/29	EUR	600,000	538,914
Danske Bank A/S, VRN, 4.00%, 1/12/27	EUR	1,200,000	1,259,224
Danske Bank A/S, VRN, 1.55%, 9/10/27(1)		$1,410,000	1,224,776
European Financial Stability Facility, 0.40%, 5/31/26	EUR	12,000,000	11,825,553
European Financial Stability Facility, 2.35%, 7/29/44	EUR	1,410,000	1,180,085
European Investment Bank, 3.90%, 6/15/28(1)	CAD	12,184,000	8,607,674
European Union, 0.00%, 7/4/31(2)	EUR	20,800,000	17,059,209
HSBC Holdings PLC, VRN, 1.75%, 7/24/27	GBP	1,500,000	1,616,696
HSBC Holdings PLC, VRN, 5.89%, 8/14/27		$1,240,000	1,218,503
HSBC Holdings PLC, VRN, 6.16%, 3/9/29		2,200,000	2,155,528
HSBC Holdings PLC, VRN, 2.80%, 5/24/32		4,065,000	3,061,685
Huntington Bancshares, Inc., VRN, 6.21%, 8/21/29		822,000	790,415
International Bank for Reconstruction & Development, 2.90%, 1/19/33	EUR	8,061,000	8,159,305
Intesa Sanpaolo SpA, 4.75%, 9/6/27	EUR	2,000,000	2,117,885
Intesa Sanpaolo SpA, 6.625%, 6/20/33(1)		$1,725,000	1,583,446
JPMorgan Chase & Co., VRN, 4.01%, 4/23/29		301,000	274,222
JPMorgan Chase & Co., VRN, 2.07%, 6/1/29		7,534,000	6,264,000
JPMorgan Chase & Co., VRN, 2.58%, 4/22/32		1,435,000	1,108,715
JPMorgan Chase & Co., VRN, 5.35%, 6/1/34		30,000	27,680
JPMorgan Chase & Co., VRN, 6.25%, 10/23/34		170,000	167,775
KeyBank NA, 3.40%, 5/20/26		1,365,000	1,201,706
KeyCorp, VRN, 3.88%, 5/23/25		1,370,000	1,311,610
Kreditanstalt fuer Wiederaufbau, 3.75%, 7/30/27	GBP	7,700,000	9,023,750
Kreditanstalt fuer Wiederaufbau, 0.75%, 12/7/27	GBP	6,050,000	6,272,494
La Banque Postale SA, VRN, 0.75%, 8/2/32	EUR	4,500,000	3,976,474
Lloyds Banking Group PLC, VRN, 1.875%, 1/15/26	GBP	700,000	806,131
Lloyds Banking Group PLC, VRN, 5.99%, 8/7/27		$1,317,000	1,298,308
Lloyds Banking Group PLC, VRN, 1.99%, 12/15/31	GBP	2,000,000	2,089,523
NatWest Group PLC, VRN, 1.75%, 3/2/26	EUR	500,000	508,694
NatWest Group PLC, VRN, 2.11%, 11/28/31	GBP	1,900,000	1,968,530
PNC Financial Services Group, Inc., VRN, 6.62%, 10/20/27		$1,290,000	1,293,542
PNC Financial Services Group, Inc., VRN, 5.58%, 6/12/29		573,000	548,817
PNC Financial Services Group, Inc., VRN, 5.94%, 8/18/34		830,000	774,020
PNC Financial Services Group, Inc., VRN, 6.875%, 10/20/34		955,000	954,822
Royal Bank of Canada, 0.625%, 9/10/25	EUR	3,400,000	3,401,407
Santander UK PLC, 1.125%, 3/12/27	EUR	6,000,000	5,838,136
Skandinaviska Enskilda Banken AB, 0.05%, 7/1/24	EUR	1,200,000	1,236,941
Skandinaviska Enskilda Banken AB, 3.25%, 11/24/25	EUR	1,000,000	1,044,103
Societe Generale SA, 1.25%, 12/7/27	GBP	3,500,000	3,500,833

		Principal Amount/Shares	Value
Societe Generale SA, VRN, 6.69%, 1/10/34(1)		$274,000	$256,753
Svenska Handelsbanken AB, 0.125%, 6/18/24	EUR	1,000,000	1,032,950
Truist Bank, 3.625%, 9/16/25		$296,000	279,343
Truist Bank, 3.30%, 5/15/26		1,286,000	1,177,920
Truist Bank, VRN, 2.64%, 9/17/29		845,000	779,732
Truist Financial Corp., VRN, 7.16%, 10/30/29		885,000	890,457
U.S. Bancorp, VRN, 6.79%, 10/26/27		1,890,000	1,904,643
U.S. Bancorp, VRN, 5.78%, 6/12/29		2,094,000	2,014,133
Wells Fargo & Co., VRN, 5.57%, 7/25/29		780,000	752,347
Wells Fargo & Co., VRN, 6.30%, 10/23/29		1,270,000	1,259,818
Wells Fargo & Co., VRN, 4.90%, 7/25/33		1,001,000	880,209
Wells Fargo & Co., VRN, 5.39%, 4/24/34		1,972,000	1,786,068
Wells Fargo & Co., VRN, 5.56%, 7/25/34		1,356,000	1,241,804
Westpac Banking Corp., 0.375%, 4/2/26	EUR	600,000	586,141
			186,111,184
Beverages — 0.2%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36		$3,340,000	2,941,110
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46		3,025,000	2,521,328
Anheuser-Busch InBev SA, 1.65%, 3/28/31	EUR	1,000,000	910,951
			6,373,389
Biotechnology — 0.3%
AbbVie, Inc., 4.40%, 11/6/42		$545,000	433,142
Amgen, Inc., 4.05%, 8/18/29		2,605,000	2,383,497
Amgen, Inc., 5.25%, 3/2/33		1,623,000	1,514,394
Amgen, Inc., 5.65%, 3/2/53		1,695,000	1,491,994
Gilead Sciences, Inc., 5.55%, 10/15/53		1,800,000	1,627,286
			7,450,313
Broadline Retail — 0.1%
Marks & Spencer PLC, 4.50%, 7/10/27	GBP	1,400,000	1,578,210
Building Products — 0.2%
Builders FirstSource, Inc., 5.00%, 3/1/30(1)		$2,966,000	2,591,668
Builders FirstSource, Inc., 6.375%, 6/15/32(1)		1,855,000	1,700,239
Standard Industries, Inc., 4.375%, 7/15/30(1)		545,000	445,801
			4,737,708
Capital Markets — 1.3%
Bank of New York Mellon Corp., VRN, 6.47%, 10/25/34		1,900,000	1,907,124
Blue Owl Capital Corp., 3.40%, 7/15/26		494,000	440,921
Blue Owl Credit Income Corp., 3.125%, 9/23/26		641,000	562,724
Charles Schwab Corp., VRN, 5.85%, 5/19/34		1,482,000	1,359,980
Charles Schwab Corp., VRN, 6.14%, 8/24/34		670,000	627,909
Deutsche Bank AG, 2.625%, 12/16/24	GBP	2,100,000	2,437,523
Deutsche Bank AG, VRN, 7.15%, 7/13/27		$1,320,000	1,319,409
Deutsche Bank AG, VRN, 4.00%, 6/24/32	EUR	1,700,000	1,625,035
Goldman Sachs Group, Inc., 4.25%, 1/29/26	GBP	1,400,000	1,644,769
Goldman Sachs Group, Inc., VRN, 1.95%, 10/21/27		$1,025,000	899,199
Goldman Sachs Group, Inc., VRN, 6.48%, 10/24/29		1,125,000	1,125,021
Goldman Sachs Group, Inc., VRN, 1.99%, 1/27/32		1,170,000	858,679
Goldman Sachs Group, Inc., VRN, 2.65%, 10/21/32		1,240,000	932,711
Golub Capital BDC, Inc., 2.50%, 8/24/26		409,000	357,989
Morgan Stanley, VRN, 2.63%, 2/18/26		947,000	901,849

		Principal Amount/Shares	Value
Morgan Stanley, VRN, 3.59%, 7/22/28		$675,000	$612,385
Morgan Stanley, VRN, 5.12%, 2/1/29		406,000	386,663
Morgan Stanley, VRN, 5.16%, 4/20/29		1,267,000	1,205,780
Morgan Stanley, VRN, 2.70%, 1/22/31		325,000	261,223
Morgan Stanley, VRN, 2.51%, 10/20/32		1,655,000	1,238,415
Morgan Stanley, VRN, 6.34%, 10/18/33		1,390,000	1,363,185
Morgan Stanley, VRN, 5.42%, 7/21/34		684,000	624,508
Morgan Stanley, VRN, 6.63%, 11/1/34(3)		1,265,000	1,264,472
Nasdaq, Inc., 5.55%, 2/15/34		1,082,000	1,004,167
Nasdaq, Inc., 5.95%, 8/15/53		492,000	439,438
UBS AG, 5.80%, 9/11/25		1,183,000	1,177,022
UBS Group AG, 4.28%, 1/9/28(1)		1,369,000	1,249,428
UBS Group AG, VRN, 3.125%, 6/15/30	EUR	4,000,000	3,868,283
UBS Group AG, VRN, 6.30%, 9/22/34(1)		$975,000	923,902
			32,619,713
Chemicals — 0.1%
Albemarle Corp., 4.65%, 6/1/27		1,270,000	1,199,866
CF Industries, Inc., 4.95%, 6/1/43		725,000	560,457
			1,760,323
Commercial Services and Supplies — 0.1%
Veralto Corp., 5.45%, 9/18/33(1)		1,300,000	1,215,463
Waste Connections, Inc., 3.20%, 6/1/32		1,315,000	1,065,255
			2,280,718
Construction and Engineering†
Quanta Services, Inc., 2.35%, 1/15/32		1,620,000	1,167,060
Consumer Finance — 0.1%
American Express Co., VRN, 6.34%, 10/30/26		1,965,000	1,970,925
Consumer Staples Distribution & Retail†
WM Morrison Supermarkets Ltd., 3.50%, 7/27/26	GBP	1,300,000	1,261,610
Distributors†
Genuine Parts Co., 6.50%, 11/1/28(3)		$758,000	758,260
Diversified REITs — 0.3%
Agree LP, 2.90%, 10/1/30		1,570,000	1,251,165
Essex Portfolio LP, 3.00%, 1/15/30		1,089,000	889,821
Extra Space Storage LP, 5.50%, 7/1/30		598,000	565,944
Extra Space Storage LP, 2.20%, 10/15/30		535,000	408,511
Federal Realty OP LP, 3.50%, 6/1/30		1,675,000	1,401,281
Kilroy Realty LP, 3.05%, 2/15/30		930,000	714,902
Kilroy Realty LP, 2.50%, 11/15/32		1,297,000	859,466
Kilroy Realty LP, 2.65%, 11/15/33		120,000	78,531
Spirit Realty LP, 3.20%, 2/15/31		718,000	565,684
			6,735,305
Diversified Telecommunication Services — 0.6%
AT&T, Inc., 5.40%, 2/15/34		1,815,000	1,668,314
AT&T, Inc., 4.50%, 5/15/35		1,422,000	1,186,360
AT&T, Inc., 4.90%, 8/15/37		871,000	733,865
AT&T, Inc., 4.85%, 3/1/39		1,995,000	1,628,649
Deutsche Telekom AG, 1.375%, 7/5/34	EUR	1,100,000	915,318
Ooredoo International Finance Ltd., 2.625%, 4/8/31(1)		$3,721,000	3,025,322
Sprint Capital Corp., 6.875%, 11/15/28		2,979,000	3,059,466
Sprint Capital Corp., 8.75%, 3/15/32		2,140,000	2,411,568

		Principal Amount/Shares	Value
Verizon Communications, Inc., 4.81%, 3/15/39		$1,040,000	$862,418
			15,491,280
Electric Utilities — 1.2%
Baltimore Gas & Electric Co., 2.25%, 6/15/31		808,000	629,186
CenterPoint Energy Houston Electric LLC, 4.95%, 4/1/33		480,000	443,631
CenterPoint Energy Houston Electric LLC, 4.45%, 10/1/32		1,190,000	1,065,526
Commonwealth Edison Co., 5.30%, 2/1/53		1,882,000	1,626,475
Duke Energy Carolinas LLC, 2.55%, 4/15/31		542,000	433,719
Duke Energy Corp., 2.55%, 6/15/31		575,000	443,596
Duke Energy Corp., 5.00%, 8/15/52		1,465,000	1,138,945
Duke Energy Florida LLC, 1.75%, 6/15/30		1,615,000	1,243,727
Duke Energy Progress LLC, 4.15%, 12/1/44		330,000	241,412
Duke Energy Progress LLC, 5.35%, 3/15/53		445,000	379,398
EDP - Energias de Portugal SA, VRN, 1.70%, 7/20/80	EUR	700,000	688,712
Exelon Corp., 5.15%, 3/15/28		$560,000	543,530
Florida Power & Light Co., 2.45%, 2/3/32		1,681,000	1,311,864
Florida Power & Light Co., 4.125%, 2/1/42		810,000	629,116
Georgia Power Co., 4.95%, 5/17/33		660,000	602,821
MidAmerican Energy Co., 4.40%, 10/15/44		935,000	723,791
MidAmerican Energy Co., 3.15%, 4/15/50		800,000	479,880
MidAmerican Energy Co., 5.85%, 9/15/54		360,000	337,583
Nevada Power Co., 6.00%, 3/15/54		330,000	303,735
NextEra Energy Capital Holdings, Inc., 4.90%, 2/28/28		1,065,000	1,018,249
NextEra Energy Capital Holdings, Inc., 5.05%, 2/28/33		1,220,000	1,108,003
NextEra Energy Capital Holdings, Inc., 5.25%, 2/28/53		809,000	657,408
Northern States Power Co., 3.20%, 4/1/52		765,000	458,198
Northern States Power Co., 5.10%, 5/15/53		1,030,000	873,442
NRG Energy, Inc., 2.00%, 12/2/25(1)		2,520,000	2,292,605
Oncor Electric Delivery Co. LLC, 4.95%, 9/15/52(1)		785,000	645,662
Pacific Gas & Electric Co., 6.40%, 6/15/33		330,000	309,843
Pacific Gas & Electric Co., 4.20%, 6/1/41		545,000	363,566
Palomino Funding Trust I, 7.23%, 5/17/28(1)		1,810,000	1,809,847
PECO Energy Co., 4.375%, 8/15/52		1,360,000	1,024,270
Southern Co., 5.20%, 6/15/33		1,436,000	1,321,115
Southern Co. Gas Capital Corp., 1.75%, 1/15/31		930,000	686,935
Tierra Mojada Luxembourg II Sarl, 5.75%, 12/1/40(1)		2,239,218	1,791,625
Union Electric Co., 3.90%, 4/1/52		745,000	513,843
Union Electric Co., 5.45%, 3/15/53		1,040,000	907,016
Xcel Energy, Inc., 3.40%, 6/1/30		504,000	427,192
Xcel Energy, Inc., 4.60%, 6/1/32		399,000	352,992
			29,828,458
Electrical Equipment — 0.1%
Regal Rexnord Corp., 6.40%, 4/15/33(1)		2,857,000	2,621,969
Energy Equipment and Services†
Schlumberger Investment SA, 4.85%, 5/15/33		525,000	483,509
Entertainment — 0.1%
Warnermedia Holdings, Inc., 3.64%, 3/15/25		419,000	405,060
Warnermedia Holdings, Inc., 3.79%, 3/15/25		367,000	354,970
Warnermedia Holdings, Inc., 3.76%, 3/15/27		372,000	342,556
Warnermedia Holdings, Inc., 5.05%, 3/15/42		1,010,000	748,647

		Principal Amount/Shares	Value
Warnermedia Holdings, Inc., 5.14%, 3/15/52		$2,540,000	$1,798,690
			3,649,923
Financial Services — 0.8%
Antares Holdings LP, 2.75%, 1/15/27(1)		713,000	599,274
Arkea Home Loans SFH SA, 0.01%, 10/4/30	EUR	3,300,000	2,739,022
BPCE SFH SA, 0.125%, 12/3/30	EUR	3,000,000	2,490,290
Cie de Financement Foncier SA, 1.20%, 4/29/31	EUR	3,300,000	2,937,516
Corebridge Financial, Inc., 3.90%, 4/5/32		$1,490,000	1,219,756
Coventry Building Society, 0.125%, 6/20/26	EUR	5,300,000	5,103,582
Credit Agricole Public Sector SCF SA, 0.125%, 12/8/32	EUR	1,000,000	803,108
GE Capital Funding LLC, 4.55%, 5/15/32		$1,500,000	1,348,168
Nationwide Building Society, VRN, 2.00%, 7/25/29	EUR	2,400,000	2,467,681
Societe Generale SFH SA, 0.75%, 1/29/27	EUR	600,000	581,364
			20,289,761
Food Products — 0.5%
J M Smucker Co., 5.90%, 11/15/28		$2,303,000	2,285,828
JDE Peet's NV, 2.25%, 9/24/31(1)		1,704,000	1,240,411
Kraft Heinz Foods Co., 5.00%, 6/4/42		4,110,000	3,389,817
Mars, Inc., 4.75%, 4/20/33(1)		1,321,000	1,213,488
Mars, Inc., 3.875%, 4/1/39(1)		431,000	330,488
Mondelez International, Inc., 2.625%, 3/17/27		1,150,000	1,041,072
Mondelez International, Inc., 1.375%, 3/17/41	EUR	1,600,000	1,060,464
Nestle Holdings, Inc., 4.85%, 3/14/33(1)		$1,050,000	985,907
			11,547,475
Gas Utilities — 0.1%
Infraestructura Energetica Nova SAPI de CV, 4.75%, 1/15/51(1)		2,100,000	1,429,560
Ground Transportation — 0.3%
Ashtead Capital, Inc., 5.50%, 8/11/32(1)		1,900,000	1,701,243
Ashtead Capital, Inc., 5.95%, 10/15/33(1)		1,863,000	1,700,796
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45		902,000	674,923
Burlington Northern Santa Fe LLC, 3.30%, 9/15/51		650,000	405,660
Burlington Northern Santa Fe LLC, 5.20%, 4/15/54		1,150,000	994,178
CSX Corp., 4.25%, 3/15/29		717,000	669,399
Union Pacific Corp., 3.55%, 8/15/39		1,660,000	1,226,181
			7,372,380
Health Care Equipment and Supplies — 0.1%
GE HealthCare Technologies, Inc., 5.65%, 11/15/27		2,745,000	2,717,833
Health Care Providers and Services — 0.8%
Centene Corp., 4.625%, 12/15/29		2,753,000	2,461,569
Centene Corp., 3.375%, 2/15/30		3,576,000	2,960,031
CVS Health Corp., 4.78%, 3/25/38		385,000	318,712
CVS Health Corp., 5.05%, 3/25/48		2,075,000	1,632,659
CVS Health Corp., 5.625%, 2/21/53		1,910,000	1,620,002
HCA, Inc., 5.20%, 6/1/28		1,200,000	1,142,992
HCA, Inc., 2.375%, 7/15/31		940,000	699,359
HCA, Inc., 5.50%, 6/1/33		1,225,000	1,118,134
HCA, Inc., 5.90%, 6/1/53		1,320,000	1,116,876
Kaiser Foundation Hospitals, 3.00%, 6/1/51		555,000	326,267
Quest Diagnostics, Inc., 6.40%, 11/30/33(3)		1,103,000	1,100,892
Roche Holdings, Inc., 2.61%, 12/13/51(1)		1,420,000	788,051
Star Parent, Inc., 9.00%, 10/1/30(1)		1,039,000	1,032,386

		Principal Amount/Shares	Value
UnitedHealth Group, Inc., 5.05%, 4/15/53		$1,925,000	$1,620,562
Universal Health Services, Inc., 1.65%, 9/1/26		1,633,000	1,440,738
			19,379,230
Hotels, Restaurants and Leisure — 0.4%
Caesars Entertainment, Inc., 4.625%, 10/15/29(1)		1,648,000	1,356,043
International Game Technology PLC, 5.25%, 1/15/29(1)		2,220,000	2,021,954
Light & Wonder International, Inc., 7.25%, 11/15/29(1)		2,850,000	2,766,680
Marriott International, Inc., 3.50%, 10/15/32		1,482,000	1,177,260
Starbucks Corp., 2.55%, 11/15/30		2,180,000	1,759,244
			9,081,181
Household Durables — 0.2%
DR Horton, Inc., 2.50%, 10/15/24		945,000	914,149
KB Home, 4.80%, 11/15/29		2,698,000	2,340,798
Tempur Sealy International, Inc., 3.875%, 10/15/31(1)		2,454,000	1,840,938
			5,095,885
Household Products — 0.1%
Clorox Co., 1.80%, 5/15/30		2,070,000	1,593,362
Independent Power and Renewable Electricity Producers — 0.1%
Alexander Funding Trust II, 7.47%, 7/31/28(1)		1,830,000	1,817,838
Insurance — 0.1%
Allstate Corp., 5.25%, 3/30/33		70,000	64,691
Belrose Funding Trust, 2.33%, 8/15/30(1)		1,521,000	1,107,727
Credit Agricole Assurances SA, VRN, 2.625%, 1/29/48	EUR	1,100,000	1,027,663
Five Corners Funding Trust III, 5.79%, 2/15/33(1)		$91,000	86,107
MetLife, Inc., 5.375%, 7/15/33		792,000	741,156
			3,027,344
IT Services — 0.3%
Black Knight InfoServ LLC, 3.625%, 9/1/28(1)		9,210,000	8,221,261
Kyndryl Holdings, Inc., 3.15%, 10/15/31		306,000	223,163
			8,444,424
Leisure Products — 0.1%
Mattel, Inc., 3.75%, 4/1/29(1)		2,190,000	1,875,819
Machinery — 0.5%
Chart Industries, Inc., 7.50%, 1/1/30(1)		3,400,000	3,343,000
Ingersoll Rand, Inc., 5.70%, 8/14/33		850,000	803,541
John Deere Capital Corp., 4.75%, 1/20/28		40,000	38,864
John Deere Capital Corp., 4.95%, 7/14/28		1,065,000	1,039,368
John Deere Capital Corp., 4.70%, 6/10/30		1,154,000	1,086,851
John Deere Capital Corp., Series I, 5.15%, 9/8/33		720,000	685,078
Parker-Hannifin Corp., 4.25%, 9/15/27		4,805,000	4,558,442
			11,555,144
Media — 1.2%
CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%, 1/15/34(1)		6,636,000	4,798,742
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45		1,140,000	958,999
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.125%, 7/1/49		825,000	571,182
Comcast Corp., 3.20%, 7/15/36		1,210,000	893,644
Comcast Corp., 3.75%, 4/1/40		1,525,000	1,121,423
Comcast Corp., 2.94%, 11/1/56		1,030,000	546,136
Cox Communications, Inc., 3.15%, 8/15/24(1)		383,000	374,057

		Principal Amount/Shares	Value
Cox Communications, Inc., 3.85%, 2/1/25(1)		$683,000	$663,298
Cox Communications, Inc., 5.70%, 6/15/33(1)		588,000	553,251
Cox Communications, Inc., 4.50%, 6/30/43(1)		359,000	258,297
Fox Corp., 6.50%, 10/13/33		1,070,000	1,045,524
Gray Escrow II, Inc., 5.375%, 11/15/31(1)		5,908,000	3,728,606
Paramount Global, 4.00%, 1/15/26		1,950,000	1,851,297
Paramount Global, 4.95%, 1/15/31		1,705,000	1,424,454
Sirius XM Radio, Inc., 5.50%, 7/1/29(1)		4,335,000	3,845,963
TEGNA, Inc., 5.00%, 9/15/29		5,558,000	4,663,718
WPP Finance 2010, 3.75%, 9/19/24		2,535,000	2,474,159
			29,772,750
Metals and Mining — 0.3%
Arsenal AIC Parent LLC, 8.00%, 10/1/30(1)		202,000	199,727
Freeport Indonesia PT, 6.20%, 4/14/52		2,200,000	1,820,940
Glencore Capital Finance DAC, 1.125%, 3/10/28	EUR	2,400,000	2,197,624
Glencore Funding LLC, 6.375%, 10/6/30(1)		$680,000	666,590
Glencore Funding LLC, 2.625%, 9/23/31(1)		1,520,000	1,145,616
Minera Mexico SA de CV, 4.50%, 1/26/50(1)		193,000	130,554
South32 Treasury Ltd., 4.35%, 4/14/32(1)		1,045,000	859,374
			7,020,425
Multi-Utilities — 0.4%
Abu Dhabi National Energy Co. PJSC, 4.00%, 10/3/49		2,000,000	1,452,526
Ameren Corp., 3.50%, 1/15/31		1,468,000	1,231,547
Ameren Illinois Co., 4.95%, 6/1/33		1,275,000	1,175,274
Dominion Energy, Inc., 4.90%, 8/1/41		895,000	716,365
DTE Energy Co., 4.875%, 6/1/28		785,000	747,112
Public Service Enterprise Group, Inc., 6.125%, 10/15/33		1,882,000	1,837,948
Sempra, 3.25%, 6/15/27		915,000	829,792
Sempra, 5.50%, 8/1/33		1,550,000	1,442,438
WEC Energy Group, Inc., 1.375%, 10/15/27		1,040,000	877,428
			10,310,430
Oil, Gas and Consumable Fuels — 1.6%
Aker BP ASA, 6.00%, 6/13/33(1)		2,620,000	2,469,755
BP Capital Markets America, Inc., 3.06%, 6/17/41		895,000	592,512
Cenovus Energy, Inc., 2.65%, 1/15/32		915,000	691,989
Chesapeake Energy Corp., 6.75%, 4/15/29(1)		410,000	401,565
Civitas Resources, Inc., 8.625%, 11/1/30(1)		102,000	103,926
Columbia Pipelines Operating Co. LLC, 6.04%, 11/15/33(1)		1,425,000	1,353,863
ConocoPhillips Co., 5.55%, 3/15/54		650,000	581,576
Diamondback Energy, Inc., 6.25%, 3/15/33		1,010,000	997,430
Enbridge, Inc., 5.70%, 3/8/33		1,220,000	1,141,309
Energy Transfer LP, 5.75%, 2/15/33		972,000	911,925
Energy Transfer LP, 6.55%, 12/1/33		765,000	755,579
Energy Transfer LP, 4.90%, 3/15/35		530,000	450,389
Energy Transfer LP, 6.125%, 12/15/45		605,000	523,188
Enterprise Products Operating LLC, 4.85%, 3/15/44		1,059,000	877,814
Equinor ASA, 3.25%, 11/18/49		320,000	203,479
Geopark Ltd., 5.50%, 1/17/27(1)		2,250,000	1,892,595
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39		569,000	528,231
MEG Energy Corp., 5.875%, 2/1/29(1)		2,995,000	2,801,698
Occidental Petroleum Corp., 6.625%, 9/1/30		2,341,000	2,350,004

	Principal Amount/Shares	Value
Occidental Petroleum Corp., 6.45%, 9/15/36	$640,000	$622,150
ONEOK, Inc., 6.05%, 9/1/33	495,000	474,630
Petroleos Mexicanos, 10.00%, 2/7/33(1)	4,500,000	3,982,063
Petroleos Mexicanos, 6.625%, 6/15/35	1,290,000	851,666
Sabine Pass Liquefaction LLC, 5.00%, 3/15/27	1,600,000	1,541,460
Saudi Arabian Oil Co., 2.25%, 11/24/30	5,000,000	3,937,645
Shell International Finance BV, 2.375%, 11/7/29	1,190,000	996,165
Southwestern Energy Co., 5.375%, 3/15/30	4,916,000	4,514,029
Western Midstream Operating LP, 6.35%, 1/15/29	764,000	760,484
Western Midstream Operating LP, 6.15%, 4/1/33	635,000	601,170
Williams Cos., Inc., 4.55%, 6/24/24	1,235,000	1,222,371
Williams Cos., Inc., 5.30%, 8/15/28	1,445,000	1,393,295
		40,525,955
Passenger Airlines — 0.1%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	2,639,679	2,569,552
Personal Care Products — 0.2%
Haleon US Capital LLC, 4.00%, 3/24/52	755,000	530,758
Kenvue, Inc., 4.90%, 3/22/33	4,040,000	3,788,202
		4,318,960
Pharmaceuticals — 0.2%
Eli Lilly & Co., 4.875%, 2/27/53	870,000	754,701
Jazz Securities DAC, 4.375%, 1/15/29(1)	1,521,000	1,324,081
Pfizer Investment Enterprises Pte. Ltd., 5.11%, 5/19/43	1,940,000	1,704,031
Pfizer Investment Enterprises Pte. Ltd., 5.30%, 5/19/53	1,435,000	1,256,494
Viatris, Inc., 4.00%, 6/22/50	784,000	451,400
		5,490,707
Residential REITs†
Invitation Homes Operating Partnership LP, 5.50%, 8/15/33	558,000	506,276
Retail REITs — 0.2%
Kimco Realty OP LLC, 4.60%, 2/1/33	2,160,000	1,867,918
NNN REIT, Inc., 5.60%, 10/15/33	1,595,000	1,471,218
NNN REIT, Inc., 4.80%, 10/15/48	1,040,000	768,128
		4,107,264
Semiconductors and Semiconductor Equipment — 0.1%
Broadcom, Inc., 3.42%, 4/15/33(1)	1,540,000	1,197,884
Intel Corp., 5.70%, 2/10/53	1,285,000	1,150,909
NXP BV / NXP Funding LLC / NXP USA, Inc., 2.50%, 5/11/31	1,780,000	1,360,064
		3,708,857
Software†
Oracle Corp., 3.85%, 7/15/36	555,000	423,568
Oracle Corp., 3.60%, 4/1/40	1,348,000	926,192
		1,349,760
Specialized REITs — 0.2%
American Tower Corp., 5.55%, 7/15/33	1,787,000	1,646,999
Crown Castle, Inc., 4.15%, 7/1/50	806,000	538,584
Iron Mountain, Inc., 5.625%, 7/15/32(1)	1,271,000	1,087,225
VICI Properties LP / VICI Note Co., Inc., 4.125%, 8/15/30(1)	2,740,000	2,262,980
		5,535,788
Specialty Retail — 0.1%
AutoZone, Inc., 4.00%, 4/15/30	1,065,000	938,554
AutoZone, Inc., 6.55%, 11/1/33	805,000	807,545

		Principal Amount/Shares	Value
Lowe's Cos., Inc., 5.625%, 4/15/53		$2,365,000	$2,045,194
			3,791,293
Technology Hardware, Storage and Peripherals — 0.1%
Apple, Inc., 3.95%, 8/8/52		2,005,000	1,487,819
Dell International LLC / EMC Corp., 5.75%, 2/1/33		935,000	884,521
			2,372,340
Trading Companies and Distributors†
Aircastle Ltd., 5.25%, 8/11/25(1)		699,000	680,768
Water Utilities†
Essential Utilities, Inc., 2.70%, 4/15/30		1,670,000	1,349,763
Wireless Telecommunication Services — 0.2%
Vodafone Group PLC, 6.15%, 2/27/37		840,000	797,896
Vodafone Group PLC, VRN, 4.20%, 10/3/78	EUR	1,900,000	1,852,088
Vodafone Group PLC, VRN, 2.625%, 8/27/80	EUR	2,000,000	1,936,546
			4,586,530
TOTAL CORPORATE BONDS (Cost $617,773,585)			562,397,118
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 13.6%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.1%
FHLMC, VRN, 5.11%, (1-year H15T1Y plus 2.25%), 9/1/35		$326,400	331,439
FHLMC, VRN, 5.76%, (1-year RFUCC plus 1.63%), 8/1/46		217,109	219,899
FNMA, VRN, 6.94%, (6-month RFUCC plus 1.57%), 6/1/35		173,675	176,322
FNMA, VRN, 6.94%, (6-month RFUCC plus 1.57%), 6/1/35		128,408	130,447
FNMA, VRN, 7.22%, (6-month RFUCC plus 1.54%), 9/1/35		229,322	232,534
FNMA, VRN, 3.19%, (1-year RFUCC plus 1.61%), 3/1/47		666,371	623,526
FNMA, VRN, 3.12%, (1-year RFUCC plus 1.61%), 4/1/47		372,490	348,179
FNMA, VRN, 3.20%, (1-year RFUCC plus 1.62%), 5/1/47		417,760	420,491
			2,482,837
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 13.5%
FHLMC, 2.00%, 6/1/36		5,601,623	4,788,830
FHLMC, 6.00%, 2/1/38		712	716
FHLMC, 3.50%, 2/1/49		7,825,744	6,670,990
FHLMC, 3.50%, 5/1/50		5,091,488	4,316,255
FHLMC, 2.50%, 10/1/50		6,329,651	4,898,603
FHLMC, 2.50%, 5/1/51		176,575	136,489
FHLMC, 3.50%, 5/1/51		10,901,019	9,223,034
FHLMC, 3.00%, 12/1/51		6,464,371	5,191,146
FHLMC, 3.50%, 5/1/52		1,004,146	837,266
FHLMC, 3.50%, 5/1/52		355,385	300,556
FHLMC, 4.00%, 5/1/52		352,459	305,012
FHLMC, 5.00%, 8/1/52		8,027,433	7,468,675
FHLMC, 4.50%, 10/1/52		5,910,609	5,286,946
FHLMC, 6.00%, 11/1/52		6,642,517	6,506,686
FHLMC, 6.00%, 1/1/53		5,153,138	5,043,741
FNMA, 2.00%, 5/1/36		6,779,409	5,787,599
FNMA, 2.00%, 11/1/36		8,237,040	7,026,526
FNMA, 2.50%, 12/1/36		6,138,484	5,390,708
FNMA, 3.50%, 10/1/40		831,761	730,917
FNMA, 4.50%, 9/1/41		5,702	5,258
FNMA, 3.50%, 12/1/41		45,090	39,622
FNMA, 3.50%, 5/1/42		18,309	16,090
FNMA, 3.50%, 6/1/42		10,570	9,288

	Principal Amount/Shares	Value
FNMA, 3.50%, 8/1/42	$63,069	$55,421
FNMA, 3.50%, 9/1/42	7,252	6,355
FNMA, 4.00%, 2/1/46	113,237	100,201
FNMA, 4.00%, 3/1/50	8,141,584	7,125,572
FNMA, 2.50%, 6/1/50	9,639,123	7,490,350
FNMA, 2.50%, 10/1/50	6,226,441	4,786,747
FNMA, 2.50%, 12/1/50	7,838,405	6,040,990
FNMA, 2.50%, 2/1/51	1,291,678	1,001,072
FNMA, 4.00%, 3/1/51	10,900,285	9,559,461
FNMA, 2.50%, 12/1/51	6,244,887	4,808,667
FNMA, 2.50%, 2/1/52	2,524,701	1,952,085
FNMA, 3.00%, 2/1/52	6,252,906	5,038,189
FNMA, 2.50%, 3/1/52	16,347,095	12,689,849
FNMA, 3.00%, 4/1/52	17,741,878	14,449,048
FNMA, 3.50%, 4/1/52	210,343	175,488
FNMA, 3.00%, 5/1/52	280,749	229,316
FNMA, 3.50%, 5/1/52	10,242,204	8,574,604
FNMA, 3.50%, 5/1/52	6,288,794	5,248,620
FNMA, 3.50%, 5/1/52	701,788	585,711
FNMA, 3.50%, 5/1/52	655,280	555,834
FNMA, 4.00%, 5/1/52	7,626,258	6,602,782
FNMA, 3.00%, 6/1/52	109,324	89,296
FNMA, 5.00%, 8/1/52	3,039,138	2,806,673
FNMA, 4.50%, 9/1/52	7,114,053	6,397,453
FNMA, 5.00%, 10/1/52	13,006,284	12,101,580
FNMA, 5.50%, 10/1/52	4,909,129	4,662,156
FNMA, 5.50%, 1/1/53	5,612,651	5,334,065
FNMA, 6.50%, 1/1/53	9,578,776	9,531,826
FNMA, 4.50%, 6/1/53	13,761,605	12,379,401
FNMA, 5.00%, 8/1/53	7,357,409	6,836,927
FNMA, 6.00%, 9/1/53	5,222,069	5,088,192
FNMA, 6.00%, 9/1/53	5,194,446	5,061,677
FNMA, 4.00%, 3/1/51	8,470,693	7,440,271
GNMA, 6.00%, TBA	7,117,000	6,972,905
GNMA, 6.50%, TBA	3,660,000	3,651,834
GNMA, 6.00%, 7/15/33	1,659	1,678
GNMA, 5.50%, 1/15/39	1,645	1,627
GNMA, 5.50%, 9/15/39	6,183	6,142
GNMA, 4.50%, 10/15/39	1,892	1,789
GNMA, 5.00%, 10/15/39	3,898	3,777
GNMA, 4.50%, 1/15/40	3,222	3,046
GNMA, 4.00%, 12/15/40	3,337	3,018
GNMA, 4.50%, 12/15/40	11,480	10,858
GNMA, 3.50%, 6/20/42	1,867,061	1,627,575
GNMA, 3.00%, 4/20/50	1,234,281	1,027,894
GNMA, 3.00%, 5/20/50	1,261,505	1,049,978
GNMA, 3.00%, 6/20/50	1,887,216	1,572,570
GNMA, 3.00%, 7/20/50	3,329,628	2,766,894
GNMA, 2.50%, 2/20/51	7,299,962	5,829,163
GNMA, 3.50%, 6/20/51	739,685	634,997
GNMA, 2.50%, 9/20/51	617,842	493,115

	Principal Amount/Shares	Value
GNMA, 2.00%, 12/20/51	$13,736,785	$10,611,330
GNMA, 2.50%, 12/20/51	9,538,668	7,612,814
GNMA, 4.00%, 9/20/52	11,317,982	9,959,565
GNMA, 4.50%, 9/20/52	5,313,747	4,810,104
GNMA, 4.50%, 10/20/52	8,242,639	7,456,281
GNMA, 5.00%, 4/20/53	4,763,705	4,439,909
GNMA, 5.50%, 4/20/53	7,431,559	7,113,878
UMBS, 5.00%, TBA	7,413,000	7,151,589
		339,601,162
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $369,893,148)		342,083,999
COLLATERALIZED LOAN OBLIGATIONS — 6.2%
ACRES Commercial Realty Ltd., Series 2021-FL1, Class A, VRN, 6.65%, (1-month SOFR plus 1.31%), 6/15/36(1)	6,750,392	6,658,668
AIMCO CLO 10 Ltd., Series 2019-10A, Class CR, VRN, 7.57%, (3-month SOFR plus 2.16%), 7/22/32(1)	3,600,000	3,537,789
Allegro CLO V Ltd., Series 2017-1A, Class BR, VRN, 7.11%, (3-month SOFR plus 1.71%), 10/16/30(1)	3,650,000	3,555,173
AMMC CLO XIII Ltd., Series 2020-2, Class A3R2, VRN, 7.91%, (3-month SOFR plus 2.51%), 7/24/29(1)	4,500,000	4,457,075
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL4, Class A, VRN, 6.80%, (1-month SOFR plus 1.46%), 11/15/36(1)	4,282,500	4,183,710
ARES LII CLO Ltd., Series 2019-52A, Class CR, VRN, 7.77%, (3-month SOFR plus 2.36%), 4/22/31(1)	2,400,000	2,335,820
Bain Capital Credit CLO Ltd., Series 2019-2A, Class CR, VRN, 7.76%, (3-month SOFR plus 2.36%), 10/17/32(1)	4,500,000	4,417,601
BXMT Ltd., Series 2020-FL2, Class A, VRN, 6.35%, (1-month SOFR plus 1.01%), 2/15/38(1)	3,408,219	3,262,478
BXMT Ltd., Series 2020-FL2, Class D, VRN, 7.40%, (1-month SOFR plus 2.06%), 2/15/38(1)	8,000,000	6,411,419
Carlyle US CLO Ltd., Series 2019-2A, Class A2R, VRN, 7.31%, (3-month SOFR plus 1.91%), 7/15/32(1)	2,400,000	2,376,051
CBAM Ltd., Series 2018-7A, Class B1, VRN, 7.28%, (3-month SOFR plus 1.86%), 7/20/31(1)	5,900,000	5,769,513
Cerberus Loan Funding XXVIII LP, Series 2020-1A, Class A, VRN, 7.51%, (3-month SOFR plus 2.11%), 10/15/31(1)	2,639,711	2,637,715
Cerberus Loan Funding XXXI LP, Series 2021-1A, Class A, VRN, 7.16%, (3-month SOFR plus 1.76%), 4/15/32(1)	4,195,228	4,182,357
Cerberus Loan Funding XXXIX LP, Series 2022-3A, Class A, VRN, 7.79%, (3-month SOFR plus 2.40%), 1/20/33(1)	4,563,743	4,548,399
Dewolf Park CLO Ltd., Series 2017-1A, Class CR, VRN, 7.51%, (3-month SOFR plus 2.11%), 10/15/30(1)	4,250,000	4,168,467
Dryden 65 CLO Ltd., Series 2018-65A, Class C, VRN, 7.76%, (3-month SOFR plus 2.36%), 7/18/30(1)	6,800,000	6,610,094
FS Rialto Issuer LLC, Series 2022-FL6, Class A, SEQ, VRN, 7.91%, (1-month SOFR plus 2.58%), 8/17/37(1)	5,078,000	5,094,966
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 6.80%, (3-month SOFR plus 1.38%), 7/20/31(1)	3,025,000	3,021,916
KKR CLO 18 Ltd., Series 2018, Class CR, VRN, 7.76%, (3-month SOFR plus 2.36%), 7/18/30(1)	2,975,000	2,952,433
LMREC LLC, Series 2021-CRE4, Class A, VRN, 6.50%, (1-month SOFR plus 1.16%), 4/22/37(1)	995,379	994,447
LoanCore Issuer Ltd., Series 2021-CRE5, Class AS, VRN, 7.20%, (1-month SOFR plus 1.86%), 7/15/36(1)	4,999,500	4,817,974
Magnetite XXV Ltd., Series 2020-25A, Class C, VRN, 7.74%, (3-month SOFR plus 2.36%), 1/25/32(1)	5,200,000	5,159,091

	Principal Amount/Shares	Value
Marathon CLO Ltd., Series 2021-17A, Class B1, VRN, 8.36%, (3-month SOFR plus 2.94%), 1/20/35(1)	$4,850,000	$4,788,639
MF1 LLC, Series 2022-FL10, Class D, VRN, 11.06%, (1-month SOFR plus 5.73%), 9/17/37(1)	4,000,000	4,008,473
MF1 Ltd., Series 2020-FL4, Class A, VRN, 7.15%, (1-month SOFR plus 1.81%), 11/15/35(1)	4,071,256	4,055,089
MF1 Ltd., Series 2020-FL4, Class D, VRN, 9.55%, (1-month SOFR plus 4.21%), 11/15/35(1)	4,674,000	4,561,718
Monroe Capital MML CLO Ltd., Series 2017-1A, Class AR, VRN, 6.97%, (3-month SOFR plus 1.56%), 4/22/29(1)	2,735,074	2,726,010
Mountain View CLO LLC, Series 2017-2A, Class B, VRN, 7.36%, (3-month SOFR plus 1.96%), 1/16/31(1)	3,750,000	3,692,558
Neuberger Berman Loan Advisers CLO 28 Ltd., Series 2018-28A, Class B, VRN, 7.28%, (3-month SOFR plus 1.86%), 4/20/30(1)	2,300,000	2,268,440
Octagon Investment Partners XV Ltd., Series 2013-1A, Class CRR, VRN, 7.66%, (3-month SOFR plus 2.26%), 7/19/30(1)	4,500,000	4,397,194
Palmer Square CLO Ltd., Series 2013-2A, Class A2R3, VRN, 7.16%, (3-month SOFR plus 1.76%), 10/17/31(1)	5,000,000	4,932,256
Palmer Square Loan Funding Ltd., Series 2022-4A, Class B, VRN, 8.15%, (3-month SOFR plus 2.75%), 7/24/31(1)	3,900,000	3,845,414
PFP Ltd., Series 2021-8, Class D, VRN, 7.60%, (1-month SOFR plus 2.26%), 8/9/37(1)	4,800,000	4,432,690
Rockford Tower CLO Ltd., Series 2020-1A, Class C, VRN, 8.03%, (3-month SOFR plus 2.61%), 1/20/32(1)	3,300,000	3,264,394
Sound Point CLO IX Ltd., Series 2015-2A, Class CRRR, VRN, 8.18%, (3-month SOFR plus 2.76%), 7/20/32(1)	8,000,000	7,804,974
Symphony CLO XXII Ltd., Series 2020-22A, Class B, VRN, 7.36%, (3-month SOFR plus 1.96%), 4/18/33(1)	3,500,000	3,421,711
THL Credit Wind River CLO Ltd., Series 2017-4A, Class B, VRN, 7.09%, (3-month SOFR plus 1.71%), 11/20/30(1)	5,282,000	5,188,730
Wind River CLO Ltd., Series 2013-1A, Class A1RR, VRN, 6.66%, (3-month SOFR plus 1.24%), 7/20/30(1)	1,601,436	1,595,290
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $158,570,078)		156,136,736
U.S. TREASURY SECURITIES — 5.2%
U.S. Treasury Bonds, 1.375%, 11/15/40	500,000	282,041
U.S. Treasury Bonds, 2.375%, 2/15/42	35,210,000	23,264,045
U.S. Treasury Bonds, 2.75%, 11/15/42	5,000,000	3,485,742
U.S. Treasury Bonds, 4.00%, 11/15/42	11,012,000	9,338,477
U.S. Treasury Bonds, 3.875%, 5/15/43	26,956,000	22,392,433
U.S. Treasury Bonds, 4.375%, 8/15/43	3,170,000	2,827,739
U.S. Treasury Bonds, 2.50%, 2/15/45	13,000,000	8,392,871
U.S. Treasury Bonds, 2.875%, 8/15/45	3,500,000	2,411,992
U.S. Treasury Bonds, 2.25%, 8/15/46	5,000,000	2,996,875
U.S. Treasury Bonds, 3.00%, 5/15/47	5,000,000	3,470,117
U.S. Treasury Bonds, 3.625%, 2/15/53	9,377,000	7,308,200
U.S. Treasury Notes, 2.50%, 4/30/24(4)	26,685,000	26,292,658
U.S. Treasury Notes, 4.50%, 7/15/26	11,050,000	10,930,004
U.S. Treasury Notes, 3.625%, 3/31/28	2,000,000	1,903,828
U.S. Treasury Notes, 3.625%, 5/31/28	5,000,000	4,755,274
TOTAL U.S. TREASURY SECURITIES (Cost $160,700,873)		130,052,296
PREFERRED STOCKS — 3.4%
Automobiles — 0.2%
Volkswagen International Finance NV, 3.875%	5,500,000	4,779,411

	Principal Amount/Shares	Value
Banks — 1.4%
Banco Santander SA, 4.125%	1,000,000	$799,046
Barclays PLC, 9.25%	1,900,000	2,110,172
BNP Paribas SA, 6.625%(1)	2,420,000	2,395,215
BNP Paribas SA, 8.50%(1)	2,680,000	2,574,646
Citigroup, Inc., 7.625%	2,575,000	2,486,016
Commerzbank AG, 4.25%	600,000	455,909
Commerzbank AG, 6.125%	1,000,000	977,420
Cooperatieve Rabobank UA, 3.10%	2,200,000	1,756,036
Credit Agricole SA, 7.25%	2,100,000	2,197,268
Credit Agricole SA, 7.875%(1)	2,420,000	2,413,950
HSBC Holdings PLC, 5.875%	1,600,000	1,721,494
HSBC Holdings PLC, 6.375%	2,455,000	2,379,438
Intesa Sanpaolo SpA, 3.75%	3,700,000	3,324,151
La Banque Postale SA, 3.875%	3,000,000	2,584,500
Lloyds Banking Group PLC, 7.50%	2,530,000	2,467,867
Lloyds Banking Group PLC, 8.50%	1,200,000	1,368,132
Societe Generale SA, 7.875%(1)	2,420,000	2,403,868
UniCredit SpA, 3.875%	2,000,000	1,571,226
		35,986,354
Capital Markets — 0.2%
Deutsche Bank AG, 4.50%	2,400,000	1,830,355
UBS Group AG, 7.00%(1)	2,620,000	2,604,503
		4,434,858
Diversified Telecommunication Services — 0.3%
Orange SA, 2.375%	1,000,000	1,012,893
Telefonica Europe BV, 2.38%	2,900,000	2,408,151
Telefonica Europe BV, 2.875%	1,800,000	1,668,889
Telefonica Europe BV, 2.88%	2,000,000	1,801,416
		6,891,349
Electric Utilities — 0.4%
Electricite de France SA, 3.375%	3,600,000	2,939,419
Enel SpA, 2.25%	2,500,000	2,317,531
Naturgy Finance BV, 2.37%	3,000,000	2,812,564
SSE PLC, 3.125%	2,600,000	2,499,916
		10,569,430
Insurance — 0.5%
Allianz SE, 2.625%	5,600,000	4,024,358
AXA SA, 3.875%	3,000,000	3,086,024
BNP Paribas Cardif SA, 4.03%	3,100,000	3,169,272
CNP Assurances SACA, 4.75%	3,500,000	3,370,086
		13,649,740
Oil, Gas and Consumable Fuels — 0.4%
Eni SpA, 3.375%	7,000,000	6,217,001
TotalEnergies SE, 2.625%	4,292,000	4,371,242
		10,588,243
TOTAL PREFERRED STOCKS (Cost $98,875,015)		86,899,385
ASSET-BACKED SECURITIES — 2.7%
Aaset Trust, Series 2021-2A, Class B, 3.54%, 1/15/47(1)	$4,942,831	3,981,599
Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, SEQ, 1.94%, 8/15/46(1)	2,600,000	2,268,487

		Principal Amount/Shares	Value
Blackbird Capital Aircraft, Series 2021-1A, Class A, SEQ, 2.44%, 7/15/46(1)		$3,807,230	$3,220,251
Cologix Canadian Issuer LP, Series 2022-1CAN, Class A2, SEQ, 4.94%, 1/25/52(1)	CAD	9,350,000	6,105,970
Cologix Data Centers US Issuer LLC, Series 2021-1A, Class A2, SEQ, 3.30%, 12/26/51(1)		$1,746,000	1,531,671
Diamond Resorts Owner Trust, Series 2021-1A, Class B, 2.05%, 11/21/33(1)		1,459,011	1,345,080
FirstKey Homes Trust, Series 2020-SFR1, Class C, 1.94%, 8/17/37(1)		4,057,000	3,724,485
Flexential Issuer, Series 2021-1A, Class A2, SEQ, 3.25%, 11/27/51(1)		8,675,000	7,527,120
Goodgreen Trust, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(1)		1,295,847	1,179,231
Goodgreen Trust, Series 2021-1A, Class A, SEQ, 2.66%, 10/15/56(1)		2,076,252	1,688,679
InStar Leasing III LLC, Series 2021-1A, Class A, SEQ, 2.30%, 2/15/54(1)		3,758,649	3,146,394
Lunar Aircarft Ltd., Series 2020-1A, Class A, SEQ, 3.38%, 2/15/45(1)		4,756,165	4,122,136
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, SEQ, 2.64%, 10/15/46(1)		6,055,161	5,137,098
MAPS Trust, Series 2021-1A, Class A, SEQ, 2.52%, 6/15/46(1)		3,925,978	3,391,024
Navigator Aircraft ABS Ltd., Series 2021-1, Class A, SEQ, 2.77%, 11/15/46(1)		6,105,803	5,231,147
Pioneer Aircraft Finance Ltd., Series 2019-1, Class A, SEQ, 3.97%, 6/15/44(1)		3,579,306	3,118,396
Sierra Timeshare Receivables Funding LLC, Series 2021-8, Class D, 3.17%, 11/20/37(1)		688,159	636,300
Stack Infrastructure Issuer LLC, Series 2021-1A, Class A2, SEQ, 1.88%, 3/26/46(1)		3,634,000	3,230,760
Vantage Data Centers Issuer LLC, Series 2019-1A, Class A2, SEQ, 3.19%, 7/15/44(1)		6,612,500	6,441,610
TOTAL ASSET-BACKED SECURITIES (Cost $74,628,092)			67,027,438
COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.2%
BX Commercial Mortgage Trust, Series 2020-VIV2, Class C, VRN, 3.54%, 3/9/44(1)		5,700,000	4,512,400
BX Commercial Mortgage Trust, Series 2021-ACNT, Class D, VRN, 7.30%, (1-month SOFR plus 1.96%), 11/15/38(1)		10,450,000	10,079,205
BX Commercial Mortgage Trust, Series 2023-VLT2, Class B, VRN, 8.46%, (1-month SOFR plus 3.13%), 6/15/40(1)		6,042,000	6,045,344
BX Trust, Series 2018-GW, Class A, VRN, 6.43%, (1-month SOFR plus 1.10%), 5/15/35(1)		5,057,000	5,003,182
Great Wolf Trust, Series 2019-WOLF, Class C, VRN, 7.08%, (1-month SOFR plus 1.75%), 12/15/36(1)		4,419,000	4,358,617
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $31,600,980)			29,998,748
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.1%
Private Sponsor Collateralized Mortgage Obligations — 0.9%
Angel Oak Mortgage Trust, Series 2019-6, Class M1, VRN, 3.39%, 11/25/59(1)		5,500,000	4,913,539
Bellemeade Re Ltd., Series 2019-1A, Class B1, VRN, 9.44%, (1-month LIBOR plus 4.00%), 3/25/29(1)		3,700,000	3,746,459
Bellemeade Re Ltd., Series 2020-4A, Class M2B, VRN, 9.04%, (1-month LIBOR plus 3.60%), 6/25/30(1)		2,593,400	2,610,213
Bunker Hill Loan Depositary Trust, Series 2019-3, Class M1, 3.27%, 11/25/59(1)		3,000,000	2,645,861

	Principal Amount/Shares	Value
Deephaven Residential Mortgage Trust, Series 2020-2, Class B1, VRN, 5.80%, 5/25/65(1)	$4,482,000	$4,268,386
New Residential Mortgage Loan Trust, Series 2015-2A, Class B5, VRN, 5.37%, 8/25/55(1)	3,571,176	2,863,108
Triangle Re Ltd., Series 2021-1, Class M2, VRN, 9.34%, (1-month LIBOR plus 3.90%), 8/25/33(1)	2,023,117	2,035,853
		23,083,419
U.S. Government Agency Collateralized Mortgage Obligations — 0.2%
FNMA, Series 2014-C02, Class 2M2, VRN, 8.04%, (30-day average SOFR plus 2.71%), 5/25/24	933,384	939,921
FNMA, Series 2022-R09, Class 2M1, VRN, 7.82%, (30-day average SOFR plus 2.50%), 9/25/42(1)	2,493,164	2,522,357
		3,462,278
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $28,393,120)		26,545,697
U.S. GOVERNMENT AGENCY SECURITIES — 0.5%
FHLMC, 6.25%, 7/15/32	2,000,000	2,160,033
Tennessee Valley Authority, 3.875%, 3/15/28	11,000,000	10,567,539
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $13,513,703)		12,727,572
MUNICIPAL SECURITIES — 0.4%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	675,000	725,019
California State University Rev., 2.98%, 11/1/51	825,000	492,874
City of Los Angeles Department of Airports Rev., 6.58%, 5/15/39	285,000	295,917
Commonwealth of Massachusetts GO, 2.66%, 9/1/39	244,998	180,843
Dallas Area Rapid Transit Rev., 6.00%, 12/1/44	25,000	25,345
Escambia County Health Facilities Authority Rev., (Baptist Health Care Corp. Obligated Group), 3.61%, 8/15/40 (AGM)	725,000	515,902
Golden State Tobacco Securitization Corp. Rev., 2.75%, 6/1/34	2,125,000	1,623,649
Los Angeles Community College District GO, 6.75%, 8/1/49	800,000	862,011
Michigan Strategic Fund Rev., (Flint Water Advocacy Fund), 3.23%, 9/1/47	1,600,000	1,089,856
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	275,000	270,049
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	100,000	112,639
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	270,000	295,785
New York City Municipal Water Finance Authority Rev., (New York City Water & Sewer System), 5.95%, 6/15/42	55,000	54,198
Ohio Turnpike & Infrastructure Commission Rev., 3.22%, 2/15/48	830,000	536,332
Pennsylvania Turnpike Commission Rev., 5.56%, 12/1/49	170,000	158,437
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	450,000	386,611
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	450,000	262,715
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	205,000	199,768
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	220,000	218,608
State of California GO, 4.60%, 4/1/38	120,000	104,727
State of California GO, 7.55%, 4/1/39	460,000	525,897
State of California GO, 7.30%, 10/1/39	665,000	734,366
State of California GO, 7.60%, 11/1/40	20,000	22,917
Texas Natural Gas Securitization Finance Corp. Rev., 5.17%, 4/1/41	230,000	213,035

		Principal Amount/Shares	Value
University of California Rev., 3.07%, 5/15/51		$670,000	$399,481
TOTAL MUNICIPAL SECURITIES (Cost $13,931,678)			10,306,981
SHORT-TERM INVESTMENTS — 5.0%
Certificates of Deposit — 2.3%
Credit Agricole Corporate & Investment Bank SA, 5.30%, 11/1/23(1)		56,900,000	56,900,000
Commercial Paper(5) — 1.5%
Landesbank Baden-Wuerttemberg, 5.47%, 11/1/23(1)		38,454,000	38,448,324
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class		63,975	63,975
Treasury Bills(5) — 1.2%
Canadian Treasury Bills, 4.34%, 3/28/24	CAD	34,000,000	24,019,557
U.S. Treasury Bills, 5.36%, 11/24/23		$6,200,000	6,179,074
			30,198,631
TOTAL SHORT-TERM INVESTMENTS (Cost $126,296,224)			125,610,930
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $2,817,851,866)			2,507,329,951
OTHER ASSETS AND LIABILITIES — 0.4%			10,426,768
TOTAL NET ASSETS — 100.0%			$2,517,756,719

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	10,207,474	USD	6,586,456	Bank of America N.A.	12/15/23	$(102,085)
AUD	10,062,689	USD	6,502,327	Bank of America N.A.	12/15/23	(109,930)
AUD	10,152,784	USD	6,404,257	JPMorgan Chase Bank N.A.	12/15/23	45,372
USD	6,570,694	AUD	10,186,131	Bank of America N.A.	12/15/23	99,881
USD	6,676,554	AUD	10,332,904	Bank of America N.A.	12/15/23	112,502
USD	12,038,758	AUD	19,054,303	JPMorgan Chase Bank N.A.	12/15/23	(65,626)
USD	6,366,173	AUD	10,012,722	JPMorgan Chase Bank N.A.	12/15/23	5,519
USD	2,021,014	AUD	3,139,785	UBS AG	12/15/23	26,443
CAD	2,554,826	USD	1,868,058	Bank of America N.A.	12/15/23	(24,391)
CAD	14,185,917	USD	10,500,425	Goldman Sachs & Co.	12/15/23	(263,292)
USD	5,362,019	CAD	7,229,734	Bank of America N.A.	12/15/23	144,749
USD	41,814	CAD	56,452	Goldman Sachs & Co.	12/15/23	1,076
USD	180,026,792	CAD	243,662,464	JPMorgan Chase Bank N.A.	12/15/23	4,190,069
USD	10,624,839	CAD	14,353,862	JPMorgan Chase Bank N.A.	12/15/23	266,510
USD	6,565,961	CAD	8,855,071	Morgan Stanley	12/15/23	175,782
USD	6,834,462	CHF	6,030,627	Morgan Stanley	12/15/23	173,212
CLP	5,829,309,188	USD	6,308,435	Bank of America N.A.	12/15/23	188,734
CLP	5,840,270,885	USD	6,317,221	Morgan Stanley	12/15/23	192,165
USD	12,458,479	CLP	11,686,053,629	Morgan Stanley	12/15/23	(566,436)
USD	144,560,323	CNY	1,047,917,779	JPMorgan Chase Bank N.A.	12/15/23	(785,772)
COP	55,395,256,190	USD	12,793,362	Goldman Sachs & Co.	12/15/23	537,016
USD	12,403,217	COP	55,628,430,385	Bank of America N.A.	12/15/23	(983,271)
USD	5,257,200	CZK	120,242,685	Goldman Sachs & Co.	12/15/23	84,354
USD	4,479,643	DKK	30,930,880	Goldman Sachs & Co.	12/15/23	84,177
EUR	3,357,321	USD	3,545,149	Bank of America N.A.	12/15/23	14,097
EUR	2,676,984	USD	2,877,305	JPMorgan Chase Bank N.A.	12/15/23	(39,314)
EUR	12,093,121	USD	12,701,031	JPMorgan Chase Bank N.A.	12/15/23	119,429

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	12,251,263	USD	13,041,440	JPMorgan Chase Bank N.A.	12/15/23	$(53,326)
USD	1,563,185	EUR	1,473,683	Goldman Sachs & Co.	12/15/23	868
USD	536,850,835	EUR	499,158,294	JPMorgan Chase Bank N.A.	12/15/23	7,670,717
USD	12,938,812	EUR	12,193,208	JPMorgan Chase Bank N.A.	12/15/23	12,244
USD	490,715	EUR	462,615	JPMorgan Chase Bank N.A.	12/15/23	276
USD	879,070	EUR	832,623	JPMorgan Chase Bank N.A.	12/15/23	(3,631)
USD	467,249	EUR	437,619	JPMorgan Chase Bank N.A.	12/15/23	3,309
USD	2,566,438	EUR	2,444,576	Morgan Stanley	12/15/23	(25,167)
GBP	463,697	USD	576,243	Bank of America N.A.	12/15/23	(12,463)
GBP	1,500,000	USD	1,858,279	Bank of America N.A.	12/15/23	(34,526)
GBP	5,369,558	USD	6,551,224	Bank of America N.A.	12/15/23	(22,723)
GBP	1,700,000	USD	2,076,281	Goldman Sachs & Co.	12/15/23	(9,361)
GBP	4,709,863	USD	5,860,269	JPMorgan Chase Bank N.A.	12/15/23	(133,849)
USD	125,735,476	GBP	100,861,109	Morgan Stanley	12/15/23	3,104,934
USD	4,036,784	IDR	62,227,028,960	Bank of America N.A.	12/15/23	133,079
USD	8,893,902	IDR	136,850,465,103	Morgan Stanley	12/15/23	308,825
ILS	49,462,562	USD	12,943,707	JPMorgan Chase Bank N.A.	12/15/23	(679,039)
USD	6,007,546	ILS	23,540,570	JPMorgan Chase Bank N.A.	12/15/23	170,459
USD	3,258,012	ILS	12,755,118	JPMorgan Chase Bank N.A.	12/15/23	95,271
USD	5,835,399	ILS	22,129,585	Morgan Stanley	12/15/23	348,178
USD	3,255,518	ILS	12,755,118	UBS AG	12/15/23	92,776
JPY	300,578,026	USD	2,027,621	JPMorgan Chase Bank N.A.	12/15/23	(30,637)
USD	93,827,918	JPY	13,602,983,936	Bank of America N.A.	12/15/23	3,452,255
USD	1,578,348	JPY	232,766,855	Goldman Sachs & Co.	12/15/23	31,889
MXN	230,184,198	USD	12,580,846	Bank of America N.A.	12/15/23	98,434
MXN	223,767,799	USD	12,344,714	Morgan Stanley	12/15/23	(18,869)
USD	8,357,332	MXN	147,511,093	Bank of America N.A.	12/15/23	231,950
USD	12,127,650	MXN	219,618,766	JPMorgan Chase Bank N.A.	12/15/23	30,347
USD	12,404,003	MXN	231,517,633	JPMorgan Chase Bank N.A.	12/15/23	(348,727)
USD	4,915,979	MYR	22,775,729	Morgan Stanley	12/15/23	122,527
NOK	69,819,524	USD	6,565,372	Bank of America N.A.	12/15/23	(307,272)
USD	6,782,013	NOK	72,579,484	Bank of America N.A.	12/15/23	276,530
NZD	10,504,684	USD	6,261,323	JPMorgan Chase Bank N.A.	12/15/23	(140,451)
NZD	9,853,544	USD	5,878,082	UBS AG	12/15/23	(136,617)
USD	94,291,944	NZD	159,826,335	Bank of America N.A.	12/15/23	1,164,297
USD	6,601,061	NZD	11,189,775	Morgan Stanley	12/15/23	81,000
USD	5,843,467	NZD	9,794,614	Morgan Stanley	12/15/23	136,339
USD	6,221,261	NZD	10,507,272	Morgan Stanley	12/15/23	98,881
USD	2,809,778	PLN	12,130,196	JPMorgan Chase Bank N.A.	12/15/23	(66,883)
SEK	72,647,417	USD	6,493,679	Bank of America N.A.	12/15/23	27,636
SEK	72,825,099	USD	6,536,904	UBS AG	12/15/23	361
SEK	146,349,865	USD	13,317,546	UBS AG	12/15/23	(180,211)
USD	3,943,404	SEK	43,581,716	Bank of America N.A.	12/15/23	31,220
USD	6,523,208	SEK	72,554,749	Bank of America N.A.	12/15/23	10,212
USD	6,571,558	SEK	72,470,159	UBS AG	12/15/23	66,155
USD	6,504,445	SEK	72,488,320	UBS AG	12/15/23	(2,587)
USD	6,606,388	SEK	73,437,139	UBS AG	12/15/23	14,183
USD	3,106,863	SGD	4,207,958	Morgan Stanley	12/15/23	27,624
USD	7,528,052	THB	265,175,623	Goldman Sachs & Co.	12/15/23	122,311
						$19,279,718

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Euro-Bobl 5-Year Bonds	226	December 2023	$27,808,505	$(67,642)
Euro-Bund 10-Year Bonds	337	December 2023	45,995,228	(1,108,348)
Euro-Buxl 30-Year Bonds	47	December 2023	5,988,573	(536,783)
Euro-OAT 10-Year Bonds	37	December 2023	4,826,768	(84,620)
Japanese 10-Year Government Bonds	50	December 2023	47,418,770	(706,251)
Korean Treasury 10-Year Bonds	350	December 2023	27,262,967	(828,635)
U.K. Gilt 10-Year Bonds	216	December 2023	24,457,952	(371,866)
U.S. Treasury 2-Year Notes	1,324	December 2023	268,006,564	(960,807)
U.S. Treasury 5-Year Notes	3,096	December 2023	323,459,439	(4,207,777)
U.S. Treasury 10-Year Notes	393	December 2023	41,725,547	(286,123)
U.S. Treasury Long Bonds	65	December 2023	7,113,437	(684,021)
U.S. Treasury Ultra Bonds	119	December 2023	13,394,937	(1,751,966)
			$837,458,687	$(11,594,839)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 40	Buy	(5.00)%	6/20/28	$18,207,000	$(483,874)	$331,326	$(152,548)
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
AGM	–	Assured Guaranty Municipal Corporation
AUD	–	Australian Dollar
CAD	–	Canadian Dollar
CDX	–	Credit Derivatives Indexes
CHF	–	Swiss Franc
CLP	–	Chilean Peso
CNY	–	Chinese Yuan
COP	–	Colombian Peso
CZK	–	Czech Koruna
DKK	–	Danish Krone
EUR	–	Euro
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
GBP	–	British Pound
GNMA	–	Government National Mortgage Association
GO	–	General Obligation
H15T1Y	–	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
IDR	–	Indonesian Rupiah
ILS	–	Israeli Shekel
JPY	–	Japanese Yen
LIBOR	–	London Interbank Offered Rate
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NOK	–	Norwegian Krone
NZD	–	New Zealand Dollar
PLN	–	Polish Zloty
RFUCC	–	Refinitiv USD IBOR Consumer Cash Fallbacks
SEK	–	Swedish Krona
SEQ	–	Sequential Payer
SGD	–	Singapore Dollar
SOFR	–	Secured Overnight Financing Rate
TBA	–	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
THB	–	Thai Baht
UMBS	–	Uniform Mortgage-Backed Securities
USD	–	United States Dollar
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $633,308,952, which represented 25.2% of total net assets.
(2)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.
(3)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(4)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $13,742,923.
(5)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2023
Assets
Investment securities, at value (cost of $2,817,851,866)	$2,507,329,951
Cash	820,806
Foreign currency holdings, at value (cost of $272,500)	272,487
Receivable for investments sold	3,098,038
Receivable for capital shares sold	173,919
Receivable for variation margin on futures contracts	289,274
Unrealized appreciation on forward foreign currency exchange contracts	24,426,174
Interest receivable	19,798,488
2,556,209,137

Liabilities
Payable for collateral received for forward foreign currency exchange contracts	820,000
Payable for investments purchased	25,281,771
Payable for capital shares redeemed	6,207,124
Payable for variation margin on futures contracts	613,456
Payable for variation margin on swap agreements	45,192
Unrealized depreciation on forward foreign currency exchange contracts	5,146,456
Accrued management fees	327,901
Distribution and service fees payable	494
Accrued foreign taxes	10,024
38,452,418

Net Assets	$2,517,756,719

Net Assets Consist of:
Capital paid in	$3,016,066,724
Distributable earnings (loss)	(498,310,005)
$2,517,756,719

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$258,404,963	31,607,877	$8.18
I Class	$169,386,700	20,638,611	$8.21
Y Class	$57,339,630	6,977,757	$8.22
A Class	$1,305,007	160,687	$8.12
C Class	$177,381	22,307	$7.95
R Class	$123,231	15,279	$8.07
R5 Class	$5,760,175	702,381	$8.20
R6 Class	$6,464,797	788,282	$8.20
G Class	$2,018,794,835	245,480,929	$8.22
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $8.50 (net asset value divided by 0.955). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2023
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $91,005)	$89,799,524

Expenses:
Management fees	14,567,532
Interest expenses	165,483
Distribution and service fees:
A Class	2,976
C Class	2,184
R Class	1,070
Trustees' fees and expenses	163,973
14,903,218
Fees waived(1)	(11,707,002)
3,196,216

Net investment income (loss)	86,603,308

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $9,728)	(95,739,080)
Forward foreign currency exchange contract transactions	232,272
Futures contract transactions	(26,369,789)
Swap agreement transactions	(4,956,346)
Foreign currency translation transactions	209,696
(126,623,247)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(10,024))	42,793,681
Forward foreign currency exchange contracts	(425,272)
Futures contracts	(5,890,422)
Swap agreements	899,987
Translation of assets and liabilities in foreign currencies	(10,884)
37,367,090

Net realized and unrealized gain (loss)	(89,256,157)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,652,849)
(1)Amount consists of $80,100, $1,512, $17,453, $352, $69, $66, $3,061, $1,976 and $11,602,413 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2023 AND OCTOBER 31, 2022
Increase (Decrease) in Net Assets	October 31, 2023	October 31, 2022
Operations
Net investment income (loss)	$86,603,308	$54,203,330
Net realized gain (loss)	(126,623,247)	(23,987,688)
Change in net unrealized appreciation (depreciation)	37,367,090	(342,348,774)
Net increase (decrease) in net assets resulting from operations	(2,652,849)	(312,133,132)

Distributions to Shareholders
From earnings:
Investor Class	(15,278,630)	(9,795,363)
I Class	(1,259,367)	(496,924)
Y Class	(4,705,141)	(2,167,800)
A Class	(63,980)	(41,474)
C Class	(13,050)	(11,319)
R Class	(14,096)	(7,822)
R5 Class	(628,186)	(491,050)
R6 Class	(385,508)	(250,621)
G Class	(123,469,440)	(76,421,628)
Decrease in net assets from distributions	(145,817,398)	(89,684,001)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	738,944,792	(164,881,017)

Net increase (decrease) in net assets	590,474,545	(566,698,150)

Net Assets
Beginning of period	1,927,282,174	2,493,980,324
End of period	$2,517,756,719	$1,927,282,174

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2023

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Global Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek long-term total return.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper and certificates of deposit are valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Hybrid securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 47% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From November 1, 2022 through July 31, 2023, the investment advisor agreed to waive 0.04% of the fund's management fee. Effective August 1, 2023, the investment advisor terminated the waiver. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The annual management fee and the effective annual management fee after waiver for each class for the period ended October 31, 2023 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	0.83%	0.80%
I Class	0.73%	0.70%
Y Class	0.63%	0.60%
A Class	0.83%	0.80%
C Class	0.83%	0.80%
R Class	0.83%	0.80%
R5 Class	0.63%	0.60%
R6 Class	0.58%	0.55%
G Class	0.58%	0.00%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2023 are detailed in the Statement of Operations.

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended October 31, 2023 totaled $2,473,570,926, of which $892,090,963 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended October 31, 2023 totaled $1,822,981,150, of which $832,827,880 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended October 31, 2023		Year ended October 31, 2022
	Shares	Amount	Shares	Amount
Investor Class
Sold	3,328,244	$28,921,359	1,375,374	$13,926,862
Issued in reinvestment of distributions	1,819,792	15,276,696	993,079	9,789,043
Redeemed	(2,640,116)	(22,488,066)	(1,924,609)	(17,781,535)
	2,507,920	21,709,989	443,844	5,934,370
I Class
Sold	20,439,459	171,895,222	66,053	660,907
Issued in reinvestment of distributions	149,491	1,254,391	48,704	489,091
Redeemed	(630,475)	(5,331,224)	(1,248,273)	(12,132,012)
	19,958,475	167,818,389	(1,133,516)	(10,982,014)
Y Class
Sold	4,713,931	41,417,111	4,358,397	41,509,225
Issued in reinvestment of distributions	557,030	4,698,724	219,615	2,167,677
Redeemed	(4,400,534)	(36,927,240)	(4,415,184)	(41,037,305)
	870,427	9,188,595	162,828	2,639,597
A Class
Sold	34,767	291,402	4,993	46,213
Issued in reinvestment of distributions	7,577	63,236	4,203	41,378
Redeemed	(14,375)	(122,679)	(16,437)	(164,088)
	27,969	231,959	(7,241)	(76,497)
C Class
Sold	4,659	38,341	652	6,052
Issued in reinvestment of distributions	1,573	12,895	1,142	11,237
Redeemed	(14,219)	(118,340)	(27,574)	(259,568)
	(7,987)	(67,104)	(25,780)	(242,279)
R Class
Sold	8,627	72,497	8,465	78,010
Issued in reinvestment of distributions	1,701	14,096	797	7,822
Redeemed	(25,387)	(209,387)	(6,744)	(64,626)
	(15,059)	(122,794)	2,518	21,206
R5 Class
Sold	15,237	129,698	2,452	24,115
Issued in reinvestment of distributions	74,633	628,186	49,693	491,050
Redeemed	(665,591)	(5,686,815)	(221,340)	(2,109,550)
	(575,721)	(4,928,931)	(169,195)	(1,594,385)
R6 Class
Sold	137,561	1,177,615	79,330	770,407
Issued in reinvestment of distributions	45,816	385,508	25,439	250,621
Redeemed	(105,643)	(893,283)	(94,099)	(904,744)
	77,734	669,840	10,670	116,284
G Class
Sold	62,003,462	542,635,044	13,008,136	125,580,943
Issued in reinvestment of distributions	14,644,686	123,469,440	7,773,532	76,421,628
Redeemed	(14,318,952)	(121,659,635)	(36,914,481)	(362,699,870)
	62,329,196	544,444,849	(16,132,813)	(160,697,299)
Net increase (decrease)	85,172,954	$738,944,792	(16,848,685)	$(164,881,017)

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Sovereign Governments and Agencies	—	$957,543,051	—
Corporate Bonds	—	562,397,118	—
U.S. Government Agency Mortgage-Backed Securities	—	342,083,999	—
Collateralized Loan Obligations	—	156,136,736	—
U.S. Treasury Securities	—	130,052,296	—
Preferred Stocks	—	86,899,385	—
Asset-Backed Securities	—	67,027,438	—
Commercial Mortgage-Backed Securities	—	29,998,748	—
Collateralized Mortgage Obligations	—	26,545,697	—
U.S. Government Agency Securities	—	12,727,572	—
Municipal Securities	—	10,306,981	—
Short-Term Investments	$63,975	125,546,955	—
	$63,975	$2,507,265,976	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$24,426,174	—

Liabilities
Other Financial Instruments
Futures Contracts	$7,890,694	$3,704,145	—
Swap Agreements	—	152,548	—
Forward Foreign Currency Exchange Contracts	—	5,146,456	—
	$7,890,694	$9,003,149	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $85,899,378.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $1,355,070,260.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $540,905,304 futures contracts purchased and $26,457,096 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $34,050,000.

Value of Derivative Instruments as of October 31, 2023

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$45,192
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$24,426,174	Unrealized depreciation on forward foreign currency exchange contracts	5,146,456
Interest Rate Risk	Receivable for variation margin on futures contracts*	289,274	Payable for variation margin on futures contracts*	613,456
		$24,715,448		$5,805,104
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2023

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(5,097,107)	Change in net unrealized appreciation (depreciation) on swap agreements	$969,202
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	232,272	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(425,272)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(26,369,789)	Change in net unrealized appreciation (depreciation) on futures contracts	(5,890,422)
Other Contracts	Net realized gain (loss) on swap agreement transactions	140,761	Change in net unrealized appreciation (depreciation) on swap agreements	(69,215)
		$(31,093,863)		$(5,415,707)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The majority of the fund is owned by a relatively small number of shareholders. To the extent that a large shareholder (including a fund of funds) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets. In the event of a large shareholder redemption, the ongoing operations of the fund may be at risk.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2023 and October 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$145,817,398	$81,795,468
Long-term capital gains	—	$7,888,533

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,821,722,387
Gross tax appreciation of investments	$2,992,210
Gross tax depreciation of investments	(317,384,646)
Net tax appreciation (depreciation) of investments	(314,392,436)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(1,115,529)
Net tax appreciation (depreciation)	$(315,507,965)
Other book-to-tax adjustments	$(98,848)
Undistributed ordinary income	$33,252,669
Accumulated short-term capital losses	$(100,228,574)
Accumulated long-term capital losses	$(115,727,287)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts and futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$8.67	0.25	(0.24)	0.01	(0.50)	—	(0.50)	$8.18	0.03%	0.81%	0.84%	2.96%	2.93%	83%	$258,405
2022	$10.43	0.17	(1.60)	(1.43)	(0.26)	(0.07)	(0.33)	$8.67	(14.05)%	0.80%	0.84%	1.81%	1.77%	97%	$252,306
2021	$10.40	0.15	(0.09)	0.06	—	(0.03)	(0.03)	$10.43	0.59%	0.80%	0.84%	1.46%	1.42%	119%	$298,790
2020	$10.44	0.15	0.05	0.20	(0.24)	—	(0.24)	$10.40	1.96%	0.83%	0.84%	1.46%	1.45%	106%	$264,352
2019	$10.03	0.21	0.78	0.99	(0.58)	—	(0.58)	$10.44	10.36%	0.84%	0.84%	2.10%	2.10%	46%	$277,044
I Class
2023	$8.70	0.28	(0.26)	0.02	(0.51)	—	(0.51)	$8.21	0.13%	0.71%	0.74%	3.06%	3.03%	83%	$169,387
2022	$10.46	0.18	(1.60)	(1.42)	(0.27)	(0.07)	(0.34)	$8.70	(13.93)%	0.70%	0.74%	1.91%	1.87%	97%	$5,919
2021	$10.42	0.17	(0.10)	0.07	—(3)	(0.03)	(0.03)	$10.46	0.70%	0.70%	0.74%	1.56%	1.52%	119%	$18,975
2020	$10.47	0.16	0.04	0.20	(0.25)	—	(0.25)	$10.42	2.01%	0.73%	0.74%	1.56%	1.55%	106%	$16,077
2019	$10.06	0.22	0.78	1.00	(0.59)	—	(0.59)	$10.47	10.44%	0.74%	0.74%	2.20%	2.20%	46%	$16,830

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2023	$8.71	0.27	(0.24)	0.03	(0.52)	—	(0.52)	$8.22	0.23%	0.61%	0.64%	3.16%	3.13%	83%	$57,340
2022	$10.48	0.19	(1.61)	(1.42)	(0.28)	(0.07)	(0.35)	$8.71	(13.91)%	0.60%	0.64%	2.01%	1.97%	97%	$53,201
2021	$10.44	0.18	(0.10)	0.08	(0.01)	(0.03)	(0.04)	$10.48	0.80%	0.60%	0.64%	1.66%	1.62%	119%	$62,274
2020	$10.49	0.17	0.05	0.22	(0.27)	—	(0.27)	$10.44	2.15%	0.63%	0.64%	1.66%	1.65%	106%	$43,071
2019	$10.07	0.22	0.80	1.02	(0.60)	—	(0.60)	$10.49	10.65%	0.64%	0.64%	2.30%	2.30%	46%	$29,035
A Class
2023	$8.62	0.23	(0.25)	(0.02)	(0.48)	—	(0.48)	$8.12	(0.34)%	1.06%	1.09%	2.71%	2.68%	83%	$1,305
2022	$10.36	0.15	(1.59)	(1.44)	(0.23)	(0.07)	(0.30)	$8.62	(14.17)%	1.05%	1.09%	1.56%	1.52%	97%	$1,144
2021	$10.36	0.13	(0.10)	0.03	—	(0.03)	(0.03)	$10.36	0.30%	1.05%	1.09%	1.21%	1.17%	119%	$1,450
2020	$10.39	0.12	0.05	0.17	(0.20)	—	(0.20)	$10.36	1.69%	1.08%	1.09%	1.21%	1.20%	106%	$2,054
2019	$9.98	0.18	0.78	0.96	(0.55)	—	(0.55)	$10.39	10.12%	1.09%	1.09%	1.85%	1.85%	46%	$1,941
C Class
2023	$8.46	0.16	(0.23)	(0.07)	(0.44)	—	(0.44)	$7.95	(1.01)%	1.81%	1.84%	1.96%	1.93%	83%	$177
2022	$10.18	0.07	(1.56)	(1.49)	(0.16)	(0.07)	(0.23)	$8.46	(14.89)%	1.80%	1.84%	0.81%	0.77%	97%	$256
2021	$10.26	0.05	(0.10)	(0.05)	—	(0.03)	(0.03)	$10.18	(0.48)%	1.80%	1.84%	0.46%	0.42%	119%	$571
2020	$10.25	0.05	0.05	0.10	(0.09)	—	(0.09)	$10.26	0.97%	1.83%	1.84%	0.46%	0.45%	106%	$708
2019	$9.85	0.11	0.76	0.87	(0.47)	—	(0.47)	$10.25	9.27%	1.84%	1.84%	1.10%	1.10%	46%	$1,030

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2023	$8.56	0.20	(0.23)	(0.03)	(0.46)	—	(0.46)	$8.07	(0.47)%	1.31%	1.34%	2.46%	2.43%	83%	$123
2022	$10.30	0.12	(1.58)	(1.46)	(0.21)	(0.07)	(0.28)	$8.56	(14.47)%	1.30%	1.34%	1.31%	1.27%	97%	$260
2021	$10.32	0.10	(0.09)	0.01	—	(0.03)	(0.03)	$10.30	0.11%	1.30%	1.34%	0.96%	0.92%	119%	$287
2020	$10.34	0.10	0.04	0.14	(0.16)	—	(0.16)	$10.32	1.42%	1.33%	1.34%	0.96%	0.95%	106%	$294
2019	$9.94	0.15	0.77	0.92	(0.52)	—	(0.52)	$10.34	9.77%	1.34%	1.34%	1.60%	1.60%	46%	$165
R5 Class
2023	$8.70	0.27	(0.25)	0.02	(0.52)	—	(0.52)	$8.20	0.12%	0.61%	0.64%	3.16%	3.13%	83%	$5,760
2022	$10.46	0.19	(1.60)	(1.41)	(0.28)	(0.07)	(0.35)	$8.70	(13.84)%	0.60%	0.64%	2.01%	1.97%	97%	$11,116
2021	$10.42	0.17	(0.09)	0.08	(0.01)	(0.03)	(0.04)	$10.46	0.80%	0.60%	0.64%	1.66%	1.62%	119%	$15,136
2020	$10.47	0.17	0.05	0.22	(0.27)	—	(0.27)	$10.42	2.16%	0.63%	0.64%	1.66%	1.65%	106%	$15,988
2019	$10.06	0.23	0.78	1.01	(0.60)	—	(0.60)	$10.47	10.55%	0.64%	0.64%	2.30%	2.30%	46%	$20,582
R6 Class
2023	$8.70	0.27	(0.25)	0.02	(0.52)	—	(0.52)	$8.20	0.17%	0.56%	0.59%	3.21%	3.18%	83%	$6,465
2022	$10.46	0.20	(1.61)	(1.41)	(0.28)	(0.07)	(0.35)	$8.70	(13.79)%	0.55%	0.59%	2.06%	2.02%	97%	$6,179
2021	$10.42	0.18	(0.09)	0.09	(0.02)	(0.03)	(0.05)	$10.46	0.86%	0.55%	0.59%	1.71%	1.67%	119%	$7,319
2020	$10.47	0.18	0.05	0.23	(0.28)	—	(0.28)	$10.42	2.23%	0.58%	0.59%	1.71%	1.70%	106%	$8,114
2019	$10.06	0.22	0.79	1.01	(0.60)	—	(0.60)	$10.47	10.62%	0.59%	0.59%	2.35%	2.35%	46%	$7,231

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2023	$8.72	0.32	(0.25)	0.07	(0.57)	—	(0.57)	$8.22	0.72%	0.01%	0.59%	3.76%	3.18%	83%	$2,018,795
2022	$10.48	0.25	(1.61)	(1.36)	(0.33)	(0.07)	(0.40)	$8.72	(13.30)%	0.01%	0.59%	2.60%	2.02%	97%	$1,596,902
2021	$10.46	0.24	(0.10)	0.14	(0.09)	(0.03)	(0.12)	$10.48	1.35%	0.01%	0.59%	2.25%	1.67%	119%	$2,089,178
2020	$10.54	0.24	0.04	0.28	(0.36)	—	(0.36)	$10.46	2.80%	0.01%	0.59%	2.28%	1.70%	106%	$1,599,830
2019	$10.13	0.30	0.77	1.07	(0.66)	—	(0.66)	$10.54	11.21%	0.01%	0.59%	2.93%	2.35%	46%	$970,268

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Global Bond Fund and the Board of Trustees of American Century International Bond Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Bond Fund (the “Fund”), one of the funds constituting the American Century International Bond Funds, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended October 31, 2021, were audited by other auditors, whose report, dated December 17, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 18, 2023

We have served as the auditor of one or more American Century investment companies since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	32	Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	82	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, EMPIRE (digital media distribution) (2023 to present); Chief Financial Officer, 2K (interactive entertainment) (2021 to 2023); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	32	Sabio Holdings Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	32	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	32	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	32	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	32	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	147	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present)). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 14, 2023, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent data providers concerning the Fund.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Fund;
•the wide range of programs and services the Advisor and other service providers provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance compared to appropriate benchmarks and/or peer groups of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened regulatory interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Fund;
•any collateral benefits derived by the Advisor from the management of the Fund;
•fees and expenses associated with any investment by the Fund in other funds;
•payments to intermediaries by the Fund and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor’s other investment management clients.

In keeping with its practice, the Board held two meetings and the independent Trustees met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including but not limited to

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The Fund’s performance was above its benchmark for the ten-year period and below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, and its financial results of operation. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under this unified fee structure, the Advisor is responsible for providing investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, concluded that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90984 2312

Annual Report

October 31, 2023

International Bond Fund
Investor Class (BEGBX)
I Class (AIBHX)
Y Class (AIBYX)
A Class (AIBDX)
C Class (AIQCX)
R Class (AIBRX)
R5 Class (AIDIX)
R6 Class (AIDDX)
G Class (AIBGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending October 31, 2023. Annual reports help convey important information about fund returns, including market factors that affect performance. For additional investment insights, please visit americancentury.com.

Asset Class Performance Was Mixed as Volatility Reigned

While most asset class returns improved versus the previous fiscal year, investors faced ongoing challenges from a variety of sources. The Federal Reserve (Fed) and other central banks continued to aggressively raise interest rates, and inflation persisted. Additionally, banking industry turmoil, economic uncertainty and geopolitical unrest added to the volatile backdrop.

Overall, investor expectations for the Fed to conclude its rate-hike campaign fueled optimism. Early on, inflation’s steady slowdown, a series of bank failures and mounting recession worries prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still higher than central bank targets, the Fed and its developed markets peers continued to raise rates.

By period-end, most central banks had paused their tightening campaigns, leaving government bond yields and interest rates at multiyear highs. While many observers believed the pauses indicated tightening had ended, still-high inflation prompted policymakers to leave their options open. Economic growth remained stronger than expected in the U.S., muddying the Fed’s monetary policy strategy, but it cooled notably in Europe and the U.K.

Despite this volatile backdrop, corporate earnings generally remained better than expected. The broad S&P 500 Index gained 10.14% for the 12-month period. However, returns for size and style indices varied widely. Bond returns in developed markets were modest. Conversely, emerging markets bonds rallied as inflation eased and most central banks ended their tightening campaigns.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions and recession risk. In addition, the Israel-Hamas war further complicates the global backdrop and represents another key geopolitical consideration for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of October 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BEGBX	0.61%	-3.81%	-2.69%	—	1/7/92
Bloomberg Global Aggregate Bond Index ex-USD (Unhedged)	—	2.59%	-3.01%	-1.92%	—	—
I Class	AIBHX	0.61%	-3.72%	—	-2.64%	4/10/17
Y Class	AIBYX	0.71%	-3.63%	—	-2.53%	4/10/17
A Class	AIBDX					10/27/98
No sales charge		0.31%	-4.06%	-2.93%	—
With sales charge		-4.20%	-4.94%	-3.38%	—
C Class	AIQCX	-0.44%	-4.76%	-3.66%	—	9/28/07
R Class	AIBRX	0.11%	-4.30%	-3.17%	—	9/28/07
R5 Class	AIDIX	0.81%	-3.61%	-2.50%	—	8/2/04
R6 Class	AIDDX	0.91%	-3.56%	-2.45%	—	7/26/13
G Class	AIBGX	1.40%	-3.05%	—	-3.07%	7/28/17
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2023
Investor Class — $7,616

Bloomberg Global Aggregate Bond Index ex-USD (Unhedged) — $8,236

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.80%	0.70%	0.60%	1.05%	1.80%	1.30%	0.60%	0.55%	0.55%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: John Lovito, Simon Chester and Lynn Chen

Performance Summary

International Bond returned 0.61%* for the fiscal year ended October 31, 2023. By comparison, the Bloomberg Global Aggregate Bond Index ex-USD (Unhedged) returned 2.59% over the same period. Fund returns reflect operating expenses, while index returns do not.

Against a backdrop of central bank rate hikes and elevated inflation, government bond yields in developed markets rose overall. In the U.S., Treasury yields declined in the first half of the reporting period, largely in response to banking industry turmoil in early 2023. The collapse of Silicon Valley Bank and other regional banks helped push Treasury yields sharply lower in March and early April. The resulting uncertainty triggered a Treasury market rally. Similarly, uncertainty in the U.S. banking industry along with the failure of Switzerland-based Credit Suisse Group also pushed yields lower in Europe and the U.K.

However, as initial fears of a wider banking crisis faded, U.S. economic growth rebounded, bolstered by consumer and labor market resiliency. An increase in Treasury supply amid declining demand, together with concerns about U.S. debt sustainability, dramatically pushed up the U.S. Treasury premium in 2023’s third quarter.

Treasury and other government bond yields reversed course and continued climbing, reaching multiyear highs late in the fiscal year. Growth was more subdued outside the U.S., including disappointments in China and Europe, while inflation generally eased faster than expected. Accordingly, for the entire 12-month period, non-U.S. developed markets bonds outperformed U.S. bonds. Shorter-maturity government securities outperformed those with longer maturities, while high-yield corporate, investment-grade corporate and securitized securities outpaced government bonds.

Duration Strategy Weighed on Performance

We began extending duration in late 2022, as recession risk mounted and government bond yields rose to multiyear highs. We maintained this strategy into 2023, given our expectations for economies in developed markets to slow and yields to decline. This positioning detracted, largely due to an out-of-index position in the U.S., which included Treasury futures, as yields generally rose through the 12-month period. However, diversifying the fund’s duration exposure helped stem the negative effects.

Security Selection, Sector Allocation Aided Returns

Security selection boosted relative performance, mostly due to our choices in the securitized sector. Specifically, out-of-index positions in collateralized loan obligations, asset-backed securities and non-agency commercial mortgage-backed securities and selections among agency mortgage-backed securities lifted results. Our investment-grade corporate bonds modestly aided performance. Sector allocation also generated positive results versus the index, largely due to exposure in Europe.

Conversely, currency positioning weighed on relative results, primarily due to a stronger U.S. dollar and the hedging costs associated with exposure in China and Japan.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s index, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

OCTOBER 31, 2023
Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	59.3%
Corporate Bonds	18.5%
Preferred Stocks	5.4%
U.S. Treasury Securities	5.4%
Collateralized Loan Obligations	1.8%
Asset-Backed Securities	1.0%
U.S. Government Agency Securities	0.2%
Collateralized Mortgage Obligations	0.1%
Short-Term Investments	7.7%
Other Assets and Liabilities	0.6%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2023 to October 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid During Period(1) 5/1/23 - 10/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$913.60	$3.86	0.80%
I Class	$1,000	$913.20	$3.38	0.70%
Y Class	$1,000	$913.60	$2.89	0.60%
A Class	$1,000	$911.90	$5.06	1.05%
C Class	$1,000	$909.30	$8.66	1.80%
R Class	$1,000	$910.70	$6.26	1.30%
R5 Class	$1,000	$914.40	$2.90	0.60%
R6 Class	$1,000	$914.60	$2.65	0.55%
G Class	$1,000	$916.80	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,021.17	$4.08	0.80%
I Class	$1,000	$1,021.68	$3.57	0.70%
Y Class	$1,000	$1,022.18	$3.06	0.60%
A Class	$1,000	$1,019.91	$5.35	1.05%
C Class	$1,000	$1,016.13	$9.15	1.80%
R Class	$1,000	$1,018.65	$6.61	1.30%
R5 Class	$1,000	$1,022.18	$3.06	0.60%
R6 Class	$1,000	$1,022.43	$2.80	0.55%
G Class	$1,000	$1,025.16	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

OCTOBER 31, 2023

		Principal Amount/Shares	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 59.3%
Australia — 1.8%
Australia Government Bond, 0.50%, 9/21/26	AUD	4,000,000	$2,269,962
Australia Government Bond, 1.75%, 6/21/51	AUD	1,650,000	509,772
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	4,748,000	2,789,272
New South Wales Treasury Corp., 1.50%, 2/20/32	AUD	1,800,000	836,866
New South Wales Treasury Corp., 2.00%, 3/8/33	AUD	1,800,000	844,063
Treasury Corp. of Victoria, 4.25%, 12/20/32	AUD	1,300,000	746,246
Treasury Corp. of Victoria, 2.25%, 9/15/33	AUD	1,900,000	886,331
			8,882,512
Austria — 1.1%
Republic of Austria Government Bond, 0.75%, 10/20/26(1)	EUR	2,352,000	2,323,394
Republic of Austria Government Bond, 4.15%, 3/15/37(1)	EUR	2,220,000	2,459,576
Republic of Austria Government Bond, 0.00%, 10/20/40(1)(2)	EUR	1,500,000	857,106
			5,640,076
Belgium — 1.1%
Kingdom of Belgium Government Bond, 3.00%, 6/22/33(1)	EUR	2,150,000	2,187,599
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(1)	EUR	576,000	636,159
Kingdom of Belgium Government Bond, 1.60%, 6/22/47(1)	EUR	3,979,000	2,677,783
			5,501,541
Canada — 4.5%
Canada Housing Trust No. 1, 3.10%, 6/15/28(1)	CAD	4,000,000	2,725,625
Canadian Government Bond, 3.00%, 4/1/26	CAD	1,850,000	1,288,803
Canadian Government Bond, 3.50%, 3/1/28	CAD	5,000,000	3,510,943
Canadian Government Bond, 3.25%, 9/1/28	CAD	6,000,000	4,164,067
Canadian Government Bond, 2.75%, 6/1/33	CAD	1,220,000	788,287
Canadian Government Bond, 2.75%, 12/1/48	CAD	1,250,000	736,876
Canadian Government Bond, 2.00%, 12/1/51	CAD	1,320,000	647,592
Province of Quebec Canada, 5.75%, 12/1/36	CAD	9,494,000	7,363,250
Province of Quebec Canada, 5.00%, 12/1/41	CAD	800,000	576,392
Province of Quebec Canada, 3.50%, 12/1/48	CAD	1,751,000	1,007,493
			22,809,328
China — 11.0%
China Government Bond, 3.25%, 6/6/26	CNY	120,400,000	16,891,829
China Government Bond, 2.64%, 1/15/28	CNY	211,000,000	28,953,600
China Government Bond, 3.86%, 7/22/49	CNY	30,900,000	4,798,943
China Government Bond, 3.81%, 9/14/50	CNY	29,000,000	4,485,741
			55,130,113
Colombia — 0.2%
Colombian TES, 7.00%, 6/30/32	COP	4,650,000,000	855,132
Czech Republic — 0.4%
Czech Republic Government Bond, 0.25%, 2/10/27	CZK	54,200,000	2,039,640
Denmark — 0.1%
Denmark Government Bond, 0.25%, 11/15/52	DKK	8,000,000	519,190
Finland — 0.6%
Finland Government Bond, 0.125%, 4/15/36(1)	EUR	2,500,000	1,732,818
Finland Government Bond, 2.75%, 4/15/38(1)	EUR	656,000	621,065
Finland Government Bond, 1.375%, 4/15/47(1)	EUR	1,190,000	813,425
			3,167,308
9

		Principal Amount/Shares	Value
France — 4.0%
French Republic Government Bond OAT, 1.75%, 11/25/24	EUR	234,680	$243,775
French Republic Government Bond OAT, 2.50%, 9/24/26	EUR	3,500,000	3,643,642
French Republic Government Bond OAT, 5.50%, 4/25/29	EUR	346,000	409,524
French Republic Government Bond OAT, 3.00%, 5/25/33	EUR	10,000,000	10,245,262
French Republic Government Bond OAT, 1.25%, 5/25/38	EUR	1,000,000	766,030
French Republic Government Bond OAT, 3.25%, 5/25/45	EUR	4,688,000	4,500,267
French Republic Government Bond OAT, 0.75%, 5/25/52	EUR	750,000	365,507
			20,174,007
Germany — 2.1%
Bundesrepublik Deutschland Bundesanleihe, 1.00%, 8/15/25	EUR	2,000,000	2,041,137
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 2/15/30(2)	EUR	250,000	224,829
Bundesrepublik Deutschland Bundesanleihe, 1.70%, 8/15/32	EUR	1,770,000	1,723,449
Bundesrepublik Deutschland Bundesanleihe, 2.30%, 2/15/33	EUR	700,000	713,198
Bundesrepublik Deutschland Bundesanleihe, 2.60%, 8/15/33	EUR	1,750,000	1,816,857
Bundesrepublik Deutschland Bundesanleihe, 1.00%, 5/15/38	EUR	2,400,000	1,932,252
Bundesrepublik Deutschland Bundesanleihe, 1.25%, 8/15/48	EUR	300,000	218,795
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 8/15/50(2)	EUR	4,150,000	1,979,480
			10,649,997
Hungary — 0.1%
Hungary Government Bond, 6.75%, 10/22/28	HUF	133,000,000	356,940
Indonesia — 0.7%
Indonesia Treasury Bond, 6.375%, 4/15/32	IDR	56,700,000,000	3,409,865
Ireland — 0.8%
Ireland Government Bond, 1.10%, 5/15/29	EUR	1,650,000	1,575,135
Ireland Government Bond, 0.00%, 10/18/31(2)	EUR	750,000	619,650
Ireland Government Bond, 0.40%, 5/15/35	EUR	2,300,000	1,735,767
Ireland Government Bond, 1.50%, 5/15/50	EUR	60,000	39,232
			3,969,784
Israel — 0.3%
Israel Government Bond - Fixed, 1.30%, 4/30/32	ILS	7,000,000	1,350,383
Italy — 6.3%
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25	EUR	8,152,000	8,325,588
Italy Buoni Poliennali Del Tesoro, 1.20%, 8/15/25	EUR	3,000,000	3,033,266
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	5,382,000	5,499,123
Italy Buoni Poliennali Del Tesoro, 0.00%, 4/1/26(2)	EUR	350,000	338,558
Italy Buoni Poliennali Del Tesoro, 0.25%, 3/15/28	EUR	5,400,000	4,874,239
Italy Buoni Poliennali Del Tesoro, 3.40%, 4/1/28	EUR	2,250,000	2,326,015
Italy Buoni Poliennali Del Tesoro, 1.35%, 4/1/30	EUR	1,450,000	1,288,864
Italy Buoni Poliennali Del Tesoro, 0.60%, 8/1/31(1)	EUR	2,000,000	1,595,672
Italy Buoni Poliennali Del Tesoro, 4.35%, 11/1/33	EUR	1,000,000	1,029,469
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(1)	EUR	3,194,000	3,210,421
			31,521,215
Japan — 6.7%
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	2,137,950,000	14,994,140
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	96,350,000	595,324
Japan Government Thirty Year Bond, 0.70%, 9/20/51	JPY	485,000,000	2,401,141
Japan Government Thirty Year Bond, 0.70%, 12/20/51	JPY	690,000,000	3,409,802
Japan Government Thirty Year Bond, 1.00%, 3/20/52	JPY	521,000,000	2,794,151
Japan Government Thirty Year Bond, 1.30%, 6/20/52	JPY	120,000,000	695,174
10

		Principal Amount/Shares	Value
Japan Government Thirty Year Bond, 1.60%, 12/20/52	JPY	55,000,000	$342,334
Japan Government Thirty Year Bond, 1.40%, 3/20/53	JPY	40,000,000	237,166
Japan Government Twenty Year Bond, 0.60%, 9/20/37	JPY	215,000,000	1,293,820
Japan Government Twenty Year Bond, 0.30%, 12/20/39	JPY	427,200,000	2,343,977
Japan Government Twenty Year Bond, 0.50%, 12/20/41	JPY	316,000,000	1,723,546
Japan Government Twenty Year Bond, 1.10%, 9/20/42	JPY	110,000,000	662,092
Japan Government Twenty Year Bond, 1.20%, 6/20/53	JPY	334,500,000	1,881,784
			33,374,451
Malaysia — 0.4%
Malaysia Government Bond, 4.70%, 10/15/42	MYR	9,700,000	2,106,131
Mexico — 0.7%
Mexican Bonos, 7.75%, 5/29/31	MXN	58,190,000	2,813,770
Mexico Government International Bond, 6.35%, 2/9/35		$571,000	547,282
			3,361,052
Netherlands — 3.2%
Netherlands Government Bond, 0.00%, 1/15/26(1)(2)	EUR	2,500,000	2,476,100
Netherlands Government Bond, 0.50%, 7/15/26(1)	EUR	7,639,000	7,574,547
Netherlands Government Bond, 0.75%, 7/15/28(1)	EUR	1,300,000	1,246,804
Netherlands Government Bond, 0.00%, 7/15/31(1)(2)	EUR	1,700,000	1,432,214
Netherlands Government Bond, 0.50%, 7/15/32(1)	EUR	800,000	682,264
Netherlands Government Bond, 2.50%, 7/15/33(1)	EUR	1,000,000	999,962
Netherlands Government Bond, 0.00%, 1/15/38(1)(2)	EUR	600,000	397,792
Netherlands Government Bond, 2.75%, 1/15/47(1)	EUR	913,000	871,790
Netherlands Government Bond, 0.00%, 1/15/52(1)(2)	EUR	1,000,000	432,165
			16,113,638
New Zealand — 5.3%
New Zealand Government Bond, 0.50%, 5/15/24	NZD	12,562,000	7,121,387
New Zealand Government Bond, 2.75%, 4/15/25	NZD	11,550,000	6,467,093
New Zealand Government Bond, 0.50%, 5/15/26	NZD	4,150,000	2,140,521
New Zealand Government Bond, 0.25%, 5/15/28	NZD	5,220,000	2,420,327
New Zealand Government Bond, 1.50%, 5/15/31	NZD	9,680,000	4,256,356
New Zealand Government Bond, 3.50%, 4/14/33	NZD	8,524,000	4,224,998
			26,630,682
Norway — 0.1%
Norway Government Bond, 1.75%, 9/6/29(1)	NOK	8,270,000	654,211
Peru — 0.2%
Peru Government Bond, 6.15%, 8/12/32	PEN	4,500,000	1,071,582
Poland — 0.2%
Republic of Poland Government Bond, 1.75%, 4/25/32	PLN	5,400,000	956,430
Portugal — 0.1%
Portugal Obrigacoes do Tesouro OT, 4.10%, 2/15/45(1)	EUR	450,000	474,566
Saudi Arabia — 0.3%
Saudi Government International Bond, 4.75%, 1/18/28(1)		$1,338,000	1,297,088
Singapore — 0.5%
Singapore Government Bond, 2.875%, 7/1/29	SGD	3,760,000	2,684,714
Spain — 2.7%
Spain Government Bond, 1.60%, 4/30/25(1)	EUR	4,823,000	4,968,238
Spain Government Bond, 0.10%, 4/30/31(1)	EUR	3,750,000	3,065,662
Spain Government Bond, 3.15%, 4/30/33(1)	EUR	1,720,000	1,721,971
Spain Government Bond, 1.85%, 7/30/35(1)	EUR	800,000	677,078
Spain Government Bond, 5.15%, 10/31/44(1)	EUR	380,000	442,159
11

		Principal Amount/Shares	Value
Spain Government Bond, 2.70%, 10/31/48(1)	EUR	3,210,000	$2,496,197
			13,371,305
Sweden — 0.2%
Sweden Government Bond, 3.50%, 3/30/39	SEK	9,400,000	887,150
Switzerland — 0.4%
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	1,495,000	1,901,680
Thailand — 0.5%
Thailand Government Bond, 1.59%, 12/17/35	THB	103,000,000	2,357,982
United Kingdom — 2.7%
United Kingdom Gilt, 0.625%, 6/7/25	GBP	2,500,000	2,854,941
United Kingdom Gilt, 0.125%, 1/30/26	GBP	1,000,000	1,105,796
United Kingdom Gilt, 1.25%, 7/22/27	GBP	900,000	979,055
United Kingdom Gilt, 4.25%, 12/7/27	GBP	450,000	544,308
United Kingdom Gilt, 3.25%, 1/31/33	GBP	700,000	770,540
United Kingdom Gilt, 1.75%, 9/7/37	GBP	2,200,000	1,850,938
United Kingdom Gilt, 4.25%, 12/7/49	GBP	2,016,000	2,198,635
United Kingdom Gilt, 4.25%, 12/7/55	GBP	2,990,000	3,256,237
			13,560,450
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $353,919,582)			296,780,143
CORPORATE BONDS — 18.5%
Australia — 0.1%
Westpac Banking Corp., 0.375%, 4/2/26	EUR	400,000	390,761
Belgium — 0.2%
Anheuser-Busch InBev SA, 1.65%, 3/28/31	EUR	1,000,000	910,952
Bermuda†
Aircastle Ltd., 5.25%, 8/11/25(1)		$123,000	119,792
Canada — 0.4%
Canadian Imperial Bank of Commerce, 5.00%, 4/28/28		285,000	271,482
Cenovus Energy, Inc., 2.65%, 1/15/32		135,000	102,097
Royal Bank of Canada, 0.625%, 9/10/25	EUR	1,500,000	1,500,621
Waste Connections, Inc., 3.20%, 6/1/32		$80,000	64,806
			1,939,006
Denmark — 0.1%
Danske Bank A/S, VRN, 4.00%, 1/12/27	EUR	600,000	629,612
France — 3.2%
Arkea Home Loans SFH SA, 0.01%, 10/4/30	EUR	1,500,000	1,245,010
Banque Federative du Credit Mutuel SA, 0.25%, 7/19/28	EUR	1,900,000	1,656,474
BNP Paribas SA, VRN, 2.00%, 5/24/31	GBP	1,400,000	1,484,125
BPCE SA, 1.375%, 3/23/26	EUR	1,500,000	1,488,600
BPCE SFH SA, 0.125%, 12/3/30	EUR	3,000,000	2,490,290
Cie de Financement Foncier SA, 1.20%, 4/29/31	EUR	1,500,000	1,335,234
Credit Agricole Public Sector SCF SA, 0.125%, 12/8/32	EUR	4,000,000	3,212,431
Credit Agricole SA, VRN, 1.625%, 6/5/30	EUR	300,000	299,926
Credit Mutuel Arkea SA, 1.125%, 5/23/29	EUR	400,000	359,276
La Banque Postale SA, VRN, 0.75%, 8/2/32	EUR	500,000	441,830
Societe Generale SA, 1.25%, 12/7/27	GBP	1,700,000	1,700,405
Societe Generale SFH SA, 0.75%, 1/29/27	EUR	300,000	290,682
			16,004,283
Germany — 2.2%
Commerzbank AG, VRN, 4.00%, 12/5/30	EUR	1,100,000	1,117,371
Deutsche Bank AG, VRN, 4.00%, 6/24/32	EUR	300,000	286,771
12

		Principal Amount/Shares	Value
Kreditanstalt fuer Wiederaufbau, 0.01%, 5/5/27	EUR	5,800,000	$5,498,994
Kreditanstalt fuer Wiederaufbau, 0.75%, 12/7/27	GBP	3,950,000	4,095,265
			10,998,401
Ireland — 0.1%
Glencore Capital Finance DAC, 1.125%, 3/10/28	EUR	500,000	457,838
Italy — 0.2%
Intesa Sanpaolo SpA, 4.75%, 9/6/27	EUR	1,000,000	1,058,943
Luxembourg — 1.3%
European Financial Stability Facility, 0.40%, 5/31/26	EUR	3,370,000	3,321,009
European Financial Stability Facility, 2.75%, 12/3/29	EUR	2,000,000	2,053,400
European Financial Stability Facility, 2.35%, 7/29/44	EUR	1,531,000	1,281,355
			6,655,764
Multinational — 0.1%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)		$641,474	624,433
Norway — 0.1%
Aker BP ASA, 6.00%, 6/13/33(1)		525,000	494,894
Portugal — 0.5%
Caixa Geral de Depositos SA, VRN, 0.375%, 9/21/27	EUR	1,000,000	941,822
EDP - Energias de Portugal SA, VRN, 1.70%, 7/20/80	EUR	1,500,000	1,475,812
			2,417,634
Spain — 0.6%
Abanca Corp. Bancaria SA, 0.75%, 5/28/29	EUR	300,000	271,244
Banco Santander SA, VRN, 2.25%, 10/4/32	GBP	1,100,000	1,094,904
CaixaBank SA, VRN, 2.25%, 4/17/30	EUR	1,400,000	1,401,867
			2,768,015
Supranational — 1.6%
European Investment Bank, 3.90%, 6/15/28(1)	CAD	3,456,000	2,441,572
European Union, 0.00%, 7/4/31(2)	EUR	4,400,000	3,608,679
International Bank for Reconstruction & Development, 2.90%, 1/19/33	EUR	1,619,000	1,638,744
			7,688,995
Switzerland — 0.4%
UBS AG, 5.80%, 9/11/25		$260,000	258,686
UBS Group AG, VRN, 3.125%, 6/15/30	EUR	1,800,000	1,740,728
			1,999,414
United Kingdom — 2.3%
Barclays PLC, 3.25%, 2/12/27	GBP	400,000	439,415
Barclays PLC, VRN, 1.125%, 3/22/31	EUR	500,000	469,173
Barclays PLC, VRN, 6.69%, 9/13/34		$200,000	189,250
Coventry Building Society, 0.125%, 6/20/26	EUR	1,600,000	1,540,704
HSBC Holdings PLC, VRN, 6.16%, 3/9/29		$450,000	440,903
International Game Technology PLC, 5.25%, 1/15/29(1)		580,000	528,258
Lloyds Banking Group PLC, VRN, 1.875%, 1/15/26	GBP	770,000	886,744
Lloyds Banking Group PLC, VRN, 1.99%, 12/15/31	GBP	1,000,000	1,044,761
Marks & Spencer PLC, 4.50%, 7/10/27	GBP	600,000	676,376
Nationwide Building Society, VRN, 2.00%, 7/25/29	EUR	400,000	411,280
NatWest Group PLC, VRN, 1.75%, 3/2/26	EUR	200,000	203,478
NatWest Group PLC, VRN, 2.11%, 11/28/31	GBP	900,000	932,462
Santander UK PLC, 1.125%, 3/12/27	EUR	2,000,000	1,946,045
Vodafone Group PLC, VRN, 4.20%, 10/3/78	EUR	800,000	779,827
Vodafone Group PLC, VRN, 2.625%, 8/27/80	EUR	500,000	484,136
13

		Principal Amount/Shares	Value
WM Morrison Supermarkets Ltd., 3.50%, 7/27/26	GBP	700,000	$679,329
			11,652,141
United States — 5.1%
Albemarle Corp., 4.65%, 6/1/27		$195,000	184,231
Ashtead Capital, Inc., 5.50%, 8/11/32(1)		478,000	427,997
Ashtead Capital, Inc., 5.95%, 10/15/33(1)		430,000	392,562
AT&T, Inc., 4.50%, 5/15/35		213,000	177,704
AT&T, Inc., 1.80%, 9/14/39	EUR	700,000	487,936
Bank of America Corp., 2.30%, 7/25/25	GBP	400,000	458,064
Black Knight InfoServ LLC, 3.625%, 9/1/28(1)		$2,010,000	1,794,216
Blue Owl Capital Corp., 3.40%, 7/15/26		77,000	68,727
Builders FirstSource, Inc., 5.00%, 3/1/30(1)		413,000	360,876
Builders FirstSource, Inc., 6.375%, 6/15/32(1)		605,000	554,525
Burlington Northern Santa Fe LLC, 5.20%, 4/15/54		180,000	155,610
CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%, 1/15/34(1)		1,185,000	856,918
Centene Corp., 4.625%, 12/15/29		240,000	214,594
Centene Corp., 3.375%, 2/15/30		659,000	545,487
Chart Industries, Inc., 7.50%, 1/1/30(1)		775,000	762,007
Chesapeake Energy Corp., 6.75%, 4/15/29(1)		93,000	91,087
Columbia Pipelines Operating Co. LLC, 6.04%, 11/15/33(1)		300,000	285,024
Comcast Corp., 3.75%, 4/1/40		60,000	44,122
CSX Corp., 4.25%, 3/15/29		172,000	160,581
Duke Energy Corp., 5.00%, 8/15/52		195,000	151,600
Energy Transfer LP, 6.125%, 12/15/45		135,000	116,745
Florida Power & Light Co., 2.45%, 2/3/32		240,000	187,298
Ford Motor Credit Co. LLC, 6.80%, 5/12/28		1,040,000	1,038,037
General Motors Financial Co., Inc., 1.55%, 7/30/27	GBP	500,000	514,812
Glencore Funding LLC, 6.375%, 10/6/30(1)		$140,000	137,239
Glencore Funding LLC, 2.625%, 9/23/31(1)		225,000	169,581
Goldman Sachs Group, Inc., 4.25%, 1/29/26	GBP	900,000	1,057,351
Gray Escrow II, Inc., 5.375%, 11/15/31(1)		$1,342,000	846,951
Ingersoll Rand, Inc., 5.70%, 8/14/33		183,000	172,998
J M Smucker Co., 5.90%, 11/15/28		471,000	467,488
John Deere Capital Corp., 4.70%, 6/10/30		248,000	233,569
JPMorgan Chase & Co., VRN, 4.01%, 4/23/29		4,000	3,644
KB Home, 4.80%, 11/15/29		647,000	561,340
KeyBank NA, 3.40%, 5/20/26		310,000	272,915
KeyCorp, VRN, 3.88%, 5/23/25		665,000	636,658
Kraft Heinz Foods Co., 5.00%, 6/4/42		855,000	705,181
Light & Wonder International, Inc., 7.25%, 11/15/29(1)		675,000	655,266
Lowe's Cos., Inc., 5.625%, 4/15/53		175,000	151,336
Mondelez International, Inc., 1.375%, 3/17/41	EUR	1,000,000	662,790
Nestle Holdings, Inc., 4.85%, 3/14/33(1)		$350,000	328,636
NextEra Energy Capital Holdings, Inc., 4.90%, 2/28/28		245,000	234,245
NextEra Energy Capital Holdings, Inc., 5.05%, 2/28/33		185,000	168,017
NextEra Energy Capital Holdings, Inc., 5.25%, 2/28/53		108,000	87,763
Northern States Power Co., 5.10%, 5/15/53		225,000	190,800
Northrop Grumman Corp., 5.15%, 5/1/40		170,000	149,128
Occidental Petroleum Corp., 6.625%, 9/1/30		513,000	514,973
ONEOK, Inc., 6.05%, 9/1/33		110,000	105,473
Oracle Corp., 3.60%, 4/1/40		115,000	79,015
14

	Principal Amount/Shares	Value
Paramount Global, 4.00%, 1/15/26	$425,000	$403,488
Parker-Hannifin Corp., 4.25%, 9/15/27	757,000	718,156
Public Service Enterprise Group, Inc., 6.125%, 10/15/33	100,000	97,659
Regal Rexnord Corp., 6.40%, 4/15/33(1)	667,000	612,129
Sirius XM Radio, Inc., 5.50%, 7/1/29(1)	640,000	567,801
Southern Co. Gas Capital Corp., 1.75%, 1/15/31	225,000	166,194
Sprint Capital Corp., 6.875%, 11/15/28	585,000	600,801
Sprint Capital Corp., 8.75%, 3/15/32	425,000	478,933
Star Parent, Inc., 9.00%, 10/1/30(1)	234,000	232,510
TEGNA, Inc., 5.00%, 9/15/29	1,249,000	1,048,036
Tempur Sealy International, Inc., 3.875%, 10/15/31(1)	563,000	422,351
TransDigm, Inc., 6.75%, 8/15/28(1)	655,000	636,813
Truist Bank, 3.625%, 9/16/25	250,000	235,932
Union Electric Co., 3.90%, 4/1/52	104,000	71,731
Veralto Corp., 5.45%, 9/18/33(1)	260,000	243,093
Viatris, Inc., 4.00%, 6/22/50	122,000	70,243
Warnermedia Holdings, Inc., 3.76%, 3/15/27	58,000	53,409
WEC Energy Group, Inc., 1.375%, 10/15/27	117,000	98,711
Western Midstream Operating LP, 6.35%, 1/15/29	159,000	158,268
Western Midstream Operating LP, 6.15%, 4/1/33	145,000	137,275
		25,676,650
TOTAL CORPORATE BONDS (Cost $103,564,300)		92,487,528
PREFERRED STOCKS — 5.4%
France — 2.1%
BNP Paribas Cardif SA, 4.03%	700,000	715,642
BNP Paribas SA, 6.625%(1)	765,000	757,165
BNP Paribas SA, 8.50%(1)	395,000	379,472
CNP Assurances SACA, 4.75%	1,500,000	1,444,323
Credit Agricole SA, 7.25%	900,000	941,687
Credit Agricole SA, 7.875%(1)	765,000	763,087
Electricite de France SA, 3.375%	1,600,000	1,306,408
La Banque Postale SA, 3.875%	1,200,000	1,033,800
Orange SA, 2.375%	500,000	506,446
Societe Generale SA, 7.875%(1)	765,000	759,901
TotalEnergies SE, 2.625%	2,000,000	2,036,926
		10,644,857
Germany — 0.4%
Allianz SE, 2.625%	1,800,000	1,293,544
Commerzbank AG, 4.25%	400,000	303,939
Deutsche Bank AG, 4.50%	600,000	457,589
		2,055,072
Italy — 0.9%
Enel SpA, 2.25%	1,000,000	927,012
Eni SpA, 3.375%	2,000,000	1,776,286
Intesa Sanpaolo SpA, 3.75%	1,300,000	1,167,945
UniCredit SpA, 3.875%	1,000,000	785,613
		4,656,856
Netherlands — 0.9%
Cooperatieve Rabobank UA, 3.10%	600,000	478,919
Naturgy Finance BV, 2.37%	1,000,000	937,521
Telefonica Europe BV, 2.38%	800,000	664,318
15

		Principal Amount/Shares	Value
Telefonica Europe BV, 2.875%		600,000	$556,296
Volkswagen International Finance NV, 3.875%		2,300,000	1,998,663
			4,635,717
Spain — 0.1%
Banco Santander SA, 4.125%		400,000	319,618
Switzerland — 0.1%
UBS Group AG, 7.00%(1)		590,000	586,510
United Kingdom — 0.9%
Barclays PLC, 9.25%		1,000,000	1,110,617
HSBC Holdings PLC, 5.875%		400,000	430,374
HSBC Holdings PLC, 6.375%		765,000	741,454
Lloyds Banking Group PLC, 7.50%		590,000	575,510
Lloyds Banking Group PLC, 8.50%		400,000	456,044
SSE PLC, 3.125%		1,000,000	961,506
			4,275,505
TOTAL PREFERRED STOCKS (Cost $31,659,767)			27,174,135
U.S. TREASURY SECURITIES — 5.4%
U.S. Treasury Bonds, 4.375%, 8/15/43		$150,000	133,805
U.S. Treasury Notes, 2.50%, 4/30/24(3)		8,371,000	8,247,923
U.S. Treasury Notes, 1.50%, 9/30/24		500,000	482,502
U.S. Treasury Notes, 5.00%, 10/31/25		10,000,000	9,988,281
U.S. Treasury Notes, 3.75%, 6/30/30		1,000,000	933,828
U.S. Treasury Notes, 4.00%, 7/31/30		7,500,000	7,105,371
TOTAL U.S. TREASURY SECURITIES (Cost $27,227,970)			26,891,710
COLLATERALIZED LOAN OBLIGATIONS — 1.8%
ACRES Commercial Realty Ltd., Series 2021-FL1, Class A, VRN, 6.65%, (1-month SOFR plus 1.31%), 6/15/36(1)		2,504,961	2,470,924
Allegro CLO V Ltd., Series 2017-1A, Class BR, VRN, 7.11%, (3-month SOFR plus 1.71%), 10/16/30(1)		350,000	340,907
Carlyle US CLO Ltd., Series 2019-2A, Class A2R, VRN, 7.31%, (3-month SOFR plus 1.91%), 7/15/32(1)		850,000	841,518
CBAM Ltd., Series 2018-7A, Class B1, VRN, 7.28%, (3-month SOFR plus 1.86%), 7/20/31(1)		300,000	293,365
Dryden 65 CLO Ltd., Series 2018-65A, Class C, VRN, 7.76%, (3-month SOFR plus 2.36%), 7/18/30(1)		2,200,000	2,138,560
Marathon CLO Ltd., Series 2021-17A, Class B1, VRN, 8.36%, (3-month SOFR plus 2.94%), 1/20/35(1)		1,800,000	1,777,227
MF1 Ltd., Series 2020-FL4, Class A, VRN, 7.15%, (1-month SOFR plus 1.81%), 11/15/35(1)		1,341,681	1,336,354
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $9,082,218)			9,198,855
ASSET-BACKED SECURITIES — 1.0%
Cologix Canadian Issuer LP, Series 2022-1CAN, Class A2, SEQ, 4.94%, 1/25/52(1)	CAD	3,450,000	2,253,005
Goodgreen Trust, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(1)		$613,822	558,583
Goodgreen Trust, Series 2020-1A, Class A, SEQ, 2.63%, 4/15/55(1)		1,174,730	965,403
Goodgreen Trust, Series 2021-1A, Class A, SEQ, 2.66%, 10/15/56(1)		778,594	633,255
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class D, 4.18%, 8/20/36(1)		327,254	308,510
16

		Principal Amount/Shares	Value
Sierra Timeshare Receivables Funding LLC, Series 2021-8, Class D, 3.17%, 11/20/37(1)		$254,874	$235,666
TOTAL ASSET-BACKED SECURITIES (Cost $5,862,452)			4,954,422
U.S. GOVERNMENT AGENCY SECURITIES — 0.2%
FHLMC, 6.25%, 7/15/32 (Cost $1,154,067)		890,000	961,214
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
Triangle Re Ltd., Series 2021-1, Class M2, VRN, 9.34%, (1-month LIBOR plus 3.90%), 8/25/33(1) (Cost $386,126)		383,328	385,741
SHORT-TERM INVESTMENTS — 7.7%
Certificates of Deposit — 2.3%
Credit Agricole Corporate & Investment Bank SA, 5.30%, 11/1/23(1)		11,400,000	11,400,000
Commercial Paper(4) — 4.0%
Landesbank Baden-Wuerttemberg, 5.47%, 11/1/23(1)		20,000,000	19,997,048
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class		65,160	65,160
Treasury Bills(4) — 1.4%
Canadian Treasury Bills, 4.34%, 3/28/24	CAD	10,000,000	7,064,575
TOTAL SHORT-TERM INVESTMENTS (Cost $38,729,458)			38,526,783
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $571,585,940)			497,360,531
OTHER ASSETS AND LIABILITIES — 0.6%			3,199,134
TOTAL NET ASSETS — 100.0%			$500,559,665

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	4,030,548	USD	2,600,744	Bank of America N.A.	12/15/23	$(40,309)
AUD	3,968,600	USD	2,564,437	Bank of America N.A.	12/15/23	(43,355)
AUD	2,037,137	USD	1,285,002	JPMorgan Chase Bank N.A.	12/15/23	9,104
AUD	9,285,732	USD	5,976,492	UBS AG	12/15/23	(77,664)
USD	2,602,786	AUD	4,028,176	Bank of America N.A.	12/15/23	43,858
USD	4,894,044	AUD	7,746,032	JPMorgan Chase Bank N.A.	12/15/23	(26,678)
USD	1,283,690	AUD	2,018,988	JPMorgan Chase Bank N.A.	12/15/23	1,113
CAD	4,728,639	USD	3,500,142	Goldman Sachs & Co.	12/15/23	(87,764)
USD	8,363	CAD	11,290	Goldman Sachs & Co.	12/15/23	215
USD	8,418,285	CAD	11,393,971	JPMorgan Chase Bank N.A.	12/15/23	195,933
USD	3,541,613	CAD	4,784,621	JPMorgan Chase Bank N.A.	12/15/23	88,837
USD	2,599,659	CAD	3,505,986	Morgan Stanley	12/15/23	69,597
CHF	2,715,946	USD	3,077,960	Morgan Stanley	12/15/23	(78,008)
CLP	1,140,686,679	USD	1,234,443	Bank of America N.A.	12/15/23	36,932
CLP	461,761,362	USD	515,416	JPMorgan Chase Bank N.A.	12/15/23	(751)
CLP	1,155,608,151	USD	1,249,982	Morgan Stanley	12/15/23	38,023
USD	2,465,777	CLP	2,312,898,488	Morgan Stanley	12/15/23	(112,109)
CNY	61,884,734	USD	8,568,919	Bank of America N.A.	12/15/23	14,488
CNY	146,278,374	USD	20,179,111	JPMorgan Chase Bank N.A.	12/15/23	109,686
CNY	1,714,771	USD	237,820	Morgan Stanley	12/15/23	18
COP	14,917,189,245	USD	3,445,078	Goldman Sachs & Co.	12/15/23	144,611
17

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,238,938	COP	14,526,638,864	Bank of America N.A.	12/15/23	$(256,768)
USD	668,828	CZK	15,297,436	Goldman Sachs & Co.	12/15/23	10,732
DKK	8,849,052	USD	1,281,587	Goldman Sachs & Co.	12/15/23	(24,082)
EUR	7,241,182	USD	7,632,361	JPMorgan Chase Bank N.A.	11/3/23	29,837
EUR	2,384,369	USD	2,510,330	JPMorgan Chase Bank N.A.	11/3/23	12,672
EUR	3,576,235	USD	3,790,993	JPMorgan Chase Bank N.A.	11/3/23	(6,829)
EUR	2,399,691	USD	2,532,372	JPMorgan Chase Bank N.A.	11/3/23	6,842
EUR	3,560,946	USD	3,773,365	JPMorgan Chase Bank N.A.	11/3/23	(5,378)
EUR	1,186,701	USD	1,257,099	Morgan Stanley	11/3/23	(1,401)
EUR	12,069,809	USD	12,977,450	Bank of America N.A.	12/15/23	(181,703)
EUR	152,705	USD	163,530	Bank of America N.A.	12/15/23	(1,641)
EUR	289,168	USD	309,902	Bank of America N.A.	12/15/23	(3,342)
EUR	505,308	USD	543,447	Bank of America N.A.	12/15/23	(7,747)
EUR	1,248,646	USD	1,341,283	Bank of America N.A.	12/15/23	(17,537)
EUR	1,008,145	USD	1,070,988	Bank of America N.A.	12/15/23	(2,209)
EUR	904,491	USD	955,093	Bank of America N.A.	12/15/23	3,798
EUR	2,275,000	USD	2,428,679	Bank of America N.A.	12/15/23	(16,849)
EUR	2,323,142	USD	2,496,985	JPMorgan Chase Bank N.A.	12/15/23	(34,118)
EUR	758,379	USD	796,502	JPMorgan Chase Bank N.A.	12/15/23	7,490
EUR	5,150,736	USD	5,482,946	JPMorgan Chase Bank N.A.	12/15/23	(22,420)
EUR	879,206	USD	931,731	JPMorgan Chase Bank N.A.	12/15/23	355
USD	2,506,270	EUR	2,377,944	Goldman Sachs & Co.	11/3/23	(9,933)
USD	1,252,116	EUR	1,181,799	Goldman Sachs & Co.	11/3/23	1,605
USD	1,254,280	EUR	1,186,211	Goldman Sachs & Co.	11/3/23	(900)
USD	1,267,972	EUR	1,194,888	JPMorgan Chase Bank N.A.	11/3/23	3,610
USD	1,256,715	EUR	1,195,196	JPMorgan Chase Bank N.A.	11/3/23	(7,972)
USD	1,268,028	EUR	1,196,354	JPMorgan Chase Bank N.A.	11/3/23	2,116
USD	1,256,190	EUR	1,183,229	JPMorgan Chase Bank N.A.	11/3/23	4,165
USD	2,511,333	EUR	2,382,481	Morgan Stanley	11/3/23	(9,670)
USD	2,534,765	EUR	2,388,962	Morgan Stanley	11/3/23	6,904
USD	1,248,390	EUR	1,182,659	Morgan Stanley	11/3/23	(3,031)
USD	6,256,139	EUR	5,977,464	UBS AG	11/3/23	(68,866)
USD	3,638,620	EUR	3,429,597	Bank of America N.A.	12/15/23	2,750
USD	521,062	EUR	491,228	Goldman Sachs & Co.	12/15/23	289
USD	4,746,098	EUR	4,472,602	JPMorgan Chase Bank N.A.	12/15/23	4,491
USD	336,027	EUR	316,785	JPMorgan Chase Bank N.A.	12/15/23	189
USD	513,288	EUR	488,915	Morgan Stanley	12/15/23	(5,033)
USD	374,379	EUR	354,963	UBS AG	12/15/23	(1,933)
GBP	202,931	USD	252,132	Bank of America N.A.	12/15/23	(5,401)
GBP	2,034,525	USD	2,482,258	Bank of America N.A.	12/15/23	(8,610)
GBP	1,150,000	USD	1,404,543	Goldman Sachs & Co.	12/15/23	(6,332)
GBP	1,966,274	USD	2,446,546	JPMorgan Chase Bank N.A.	12/15/23	(55,879)
GBP	486,815	USD	593,364	JPMorgan Chase Bank N.A.	12/15/23	(1,476)
USD	2,003,115	GBP	1,606,837	Morgan Stanley	12/15/23	49,465
USD	273,164	GBP	226,060	Morgan Stanley	12/15/23	(1,687)
HUF	109,504,811	USD	299,827	JPMorgan Chase Bank N.A.	12/15/23	1,174
IDR	8,216,370,709	USD	534,287	Morgan Stanley	12/15/23	(18,847)
ILS	9,843,748	USD	2,575,980	JPMorgan Chase Bank N.A.	12/15/23	(135,138)
USD	1,190,605	ILS	4,665,384	JPMorgan Chase Bank N.A.	12/15/23	33,782
USD	645,689	ILS	2,527,871	JPMorgan Chase Bank N.A.	12/15/23	18,881
USD	501,301	ILS	1,901,083	Morgan Stanley	12/15/23	29,911
18

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	645,194	ILS	2,527,871	UBS AG	12/15/23	$18,387
JPY	9,937,755,291	USD	68,546,644	Bank of America N.A.	12/15/23	(2,522,069)
JPY	35,286,600	USD	241,939	UBS AG	12/15/23	(7,502)
USD	320,554	JPY	47,273,732	Goldman Sachs & Co.	12/15/23	6,476
USD	1,243,763	JPY	184,377,590	JPMorgan Chase Bank N.A.	12/15/23	18,793
KRW	15,092,976,522	USD	11,421,786	Goldman Sachs & Co.	12/15/23	(239,538)
USD	644,614	KRW	860,501,091	Morgan Stanley	12/15/23	7,076
MXN	98,786,106	USD	5,399,210	Bank of America N.A.	12/15/23	42,244
MXN	4,515,854	USD	259,919	Morgan Stanley	12/15/23	(11,171)
MXN	44,729,560	USD	2,467,619	Morgan Stanley	12/15/23	(3,772)
USD	2,434,250	MXN	44,081,668	JPMorgan Chase Bank N.A.	12/15/23	6,091
USD	225,044	MXN	4,038,354	JPMorgan Chase Bank N.A.	12/15/23	2,598
USD	5,342,588	MXN	99,718,080	JPMorgan Chase Bank N.A.	12/15/23	(150,202)
MYR	5,363,677	USD	1,157,712	Morgan Stanley	12/15/23	(28,855)
NOK	27,836,405	USD	2,617,554	Bank of America N.A.	12/15/23	(122,507)
USD	2,560,285	NOK	27,399,556	Bank of America N.A.	12/15/23	104,393
NZD	2,095,813	USD	1,249,211	JPMorgan Chase Bank N.A.	12/15/23	(28,022)
USD	20,882,683	NZD	35,396,478	Bank of America N.A.	12/15/23	257,855
USD	2,616,091	NZD	4,434,661	Morgan Stanley	12/15/23	32,101
USD	2,367,471	NZD	3,968,272	Morgan Stanley	12/15/23	55,237
USD	1,221,802	NZD	2,063,538	Morgan Stanley	12/15/23	19,420
USD	600,262	PEN	2,238,979	Goldman Sachs & Co.	12/15/23	18,434
PLN	12,035,000	USD	2,837,975	Bank of America N.A.	12/15/23	16,111
USD	2,089,237	PLN	9,019,523	JPMorgan Chase Bank N.A.	12/15/23	(49,732)
RON	3,892,651	USD	835,256	Morgan Stanley	12/15/23	(6,454)
SEK	28,870,883	USD	2,580,659	Bank of America N.A.	12/15/23	10,983
SEK	28,768,455	USD	2,582,305	UBS AG	12/15/23	142
SEK	55,897,362	USD	5,086,548	UBS AG	12/15/23	(68,830)
USD	2,582,153	SEK	28,720,139	Bank of America N.A.	12/15/23	4,042
USD	2,625,588	SEK	29,260,679	UBS AG	12/15/23	(1,044)
USD	2,608,866	SEK	29,000,363	UBS AG	12/15/23	5,601
USD	132,264	SGD	181,108	Goldman Sachs & Co.	12/15/23	(265)
USD	678,671	SGD	919,197	Morgan Stanley	12/15/23	6,034
THB	15,823,101	USD	445,759	Goldman Sachs & Co.	12/15/23	(3,856)
						$(3,017,698)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Euro-Bobl 5-Year Bonds	276	December 2023	$33,960,829	$(320,287)
U.S. Treasury 5-Year Notes	413	December 2023	43,148,821	(554,747)
U.S. Treasury 10-Year Notes	78	December 2023	8,281,406	(57,033)
Euro-Bund 10-Year Bonds	25	December 2023	3,412,109	(6,927)
U.S. Treasury 10-Year Ultra Notes	65	December 2023	7,073,828	(127,434)
Japanese 10-Year Government Bonds	26	December 2023	24,657,760	(367,250)
Korean Treasury 10-Year Bonds	175	December 2023	13,631,484	(414,318)
U.K. Gilt 10-Year Bonds	105	December 2023	11,889,282	(119,629)
			$146,055,519	$(1,967,625)
^Amount represents value and unrealized appreciation (depreciation).

19

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	49	December 2023	$9,918,672	$12,576
U.S. Treasury Ultra Bonds	39	December 2023	4,389,937	603,348
			$14,308,609	$615,924
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 40	Buy	(5.00)%	6/20/28	$3,814,000	$(110,963)	$79,082	$(31,881)
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

20

NOTES TO SCHEDULE OF INVESTMENTS
AUD	–	Australian Dollar
CAD	–	Canadian Dollar
CDX	–	Credit Derivatives Indexes
CHF	–	Swiss Franc
CLP	–	Chilean Peso
CNY	–	Chinese Yuan
COP	–	Colombian Peso
CZK	–	Czech Koruna
DKK	–	Danish Krone
EUR	–	Euro
FHLMC	–	Federal Home Loan Mortgage Corporation
GBP	–	British Pound
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
ILS	–	Israeli Shekel
JPY	–	Japanese Yen
KRW	–	South Korean Won
LIBOR	–	London Interbank Offered Rate
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NOK	–	Norwegian Krone
NZD	–	New Zealand Dollar
PEN	–	Peruvian Sol
PLN	–	Polish Zloty
RON	–	New Romanian Leu
SEK	–	Swedish Krona
SEQ	–	Sequential Payer
SGD	–	Singapore Dollar
SOFR	–	Secured Overnight Financing Rate
THB	–	Thai Baht
USD	–	United States Dollar
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $117,520,183, which represented 23.5% of total net assets.
(2)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.
(3)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $3,260,348.
(4)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.
21

Statement of Assets and Liabilities

OCTOBER 31, 2023
Assets
Investment securities, at value (cost of $571,585,940)	$497,360,531
Foreign currency holdings, at value (cost of $2,626,162)	2,622,857
Receivable for capital shares sold	22,154
Receivable for variation margin on futures contracts	112,755
Unrealized appreciation on forward foreign currency exchange contracts	1,615,491
Interest receivable	4,293,716
506,027,504

Liabilities
Payable for capital shares redeemed	524,711
Payable for variation margin on futures contracts	152,596
Payable for variation margin on swap agreements	9,467
Unrealized depreciation on forward foreign currency exchange contracts	4,633,189
Accrued management fees	138,548
Distribution and service fees payable	521
Accrued foreign taxes	8,807
5,467,839

Net Assets	$500,559,665

Net Assets Consist of:
Capital paid in	$624,179,072
Distributable earnings (loss)	(123,619,407)
$500,559,665

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class	$178,142,787	18,126,259	$9.83
I Class	$3,902,478	394,527	$9.89
Y Class	$24,550,421	2,469,298	$9.94
A Class	$2,029,716	210,784	$9.63
C Class	$71,345	7,826	$9.12
R Class	$50,955	5,375	$9.48
R5 Class	$3,439,000	345,990	$9.94
R6 Class	$322,103	32,349	$9.96
G Class	$288,050,860	28,404,826	$10.14
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $10.08 (net asset value divided by 0.955). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.
22

Statement of Operations

YEAR ENDED OCTOBER 31, 2023
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $64,609)	$19,331,551

Expenses:
Management fees	4,284,915
Distribution and service fees:
A Class	6,235
C Class	759
R Class	411
Trustees' fees and expenses	45,418
Other expenses	49,005
4,386,743
Fees waived - G Class	(1,537,742)
2,849,001

Net investment income (loss)	16,482,550

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $12,028)	(49,748,662)
Forward foreign currency exchange contract transactions	(7,102,244)
Futures contract transactions	(4,231,940)
Swap agreement transactions	(1,669,232)
Foreign currency translation transactions	284,583
(62,467,495)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(8,807))	54,583,996
Forward foreign currency exchange contracts	4,272,979
Futures contracts	(2,640,387)
Swap agreements	390,301
Translation of assets and liabilities in foreign currencies	98,872
56,705,761

Net realized and unrealized gain (loss)	(5,761,734)

Net Increase (Decrease) in Net Assets Resulting from Operations	$10,720,816

See Notes to Financial Statements.
23

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2023 AND OCTOBER 31, 2022
Increase (Decrease) in Net Assets	October 31, 2023	October 31, 2022
Operations
Net investment income (loss)	$16,482,550	$13,762,026
Net realized gain (loss)	(62,467,495)	(65,784,754)
Change in net unrealized appreciation (depreciation)	56,705,761	(158,578,950)
Net increase (decrease) in net assets resulting from operations	10,720,816	(210,601,678)

Distributions to Shareholders
From earnings:
Investor Class	—	(1,999,807)
I Class	—	(1,517,534)
Y Class	—	(215,263)
A Class	—	(28,448)
C Class	—	(827)
R Class	—	(485)
R5 Class	—	(36,722)
R6 Class	—	(1,801)
G Class	—	(4,222,078)
Decrease in net assets from distributions	—	(8,022,965)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(144,714,209)	25,711,842

Net increase (decrease) in net assets	(133,993,393)	(192,912,801)

Net Assets
Beginning of period	634,553,058	827,465,859
End of period	$500,559,665	$634,553,058

See Notes to Financial Statements.
24

Notes to Financial Statements

OCTOBER 31, 2023

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. International Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek total return.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, bank loan obligations, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper and certificates of deposit are valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

25

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Hybrid securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income —  Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

26

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 53% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.
27

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended October 31, 2023 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.4925% to 0.6100%	0.2500% to 0.3100%	0.79%
I Class		0.1500% to 0.2100%	0.69%
Y Class		0.0500% to 0.1100%	0.59%
A Class		0.2500% to 0.3100%	0.79%
C Class		0.2500% to 0.3100%	0.79%
R Class		0.2500% to 0.3100%	0.79%
R5 Class		0.0500% to 0.1100%	0.59%
R6 Class		0.0000% to 0.0600%	0.54%
G Class		0.0000% to 0.0600%	0.00%(1)
(1)Effective annual management fee before waiver was 0.54%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2023 are detailed in the Statement of Operations.

Trustees' Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended October 31, 2023 totaled $446,152,038, of which $130,315,490 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended October 31, 2023 totaled $552,762,249, of which $180,835,359 represented U.S. Treasury and Government Agency obligations.

28

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended October 31, 2023		Year ended October 31, 2022
	Shares	Amount	Shares	Amount
Investor Class
Sold	717,531	$7,520,953	1,688,111	$20,482,283
Issued in reinvestment of distributions	—	—	151,983	1,983,373
Redeemed	(2,309,657)	(23,919,214)	(1,227,655)	(14,471,320)
	(1,592,126)	(16,398,261)	612,439	7,994,336
I Class
Sold	1,639,936	17,227,767	2,697,137	31,082,662
Issued in reinvestment of distributions	—	—	115,749	1,517,470
Redeemed	(17,972,658)	(185,240,084)	(907,460)	(10,963,132)
	(16,332,722)	(168,012,317)	1,905,426	21,637,000
Y Class
Sold	618,352	6,516,289	464,454	5,630,586
Issued in reinvestment of distributions	—	—	16,370	215,263
Redeemed	(238,765)	(2,528,409)	(417,887)	(4,879,874)
	379,587	3,987,880	62,937	965,975
A Class
Sold	39,708	406,300	12,808	152,787
Issued in reinvestment of distributions	—	—	2,143	27,511
Redeemed	(76,815)	(787,452)	(54,992)	(640,718)
	(37,107)	(381,152)	(40,041)	(460,420)
C Class
Sold	80	800	—	—
Issued in reinvestment of distributions	—	—	63	784
Redeemed	—	—	(497)	(5,856)
	80	800	(434)	(5,072)
R Class
Sold	6,453	65,526	6,567	66,416
Issued in reinvestment of distributions	—	—	38	485
Redeemed	(9,421)	(93,630)	(3,029)	(36,127)
	(2,968)	(28,104)	3,576	30,774
R5 Class
Sold	136	1,427	238	2,775
Issued in reinvestment of distributions	—	—	2,747	36,121
Redeemed	(1,959)	(20,893)	(12,415)	(136,279)
	(1,823)	(19,466)	(9,430)	(97,383)
R6 Class
Sold	18,476	196,645	9,349	112,443
Issued in reinvestment of distributions	—	—	137	1,801
Redeemed	(3,419)	(35,866)	(15,925)	(211,980)
	15,057	160,779	(6,439)	(97,736)
G Class
Sold	4,133,124	44,508,207	2,581,354	28,921,671
Issued in reinvestment of distributions	—	—	318,167	4,222,078
Redeemed	(795,402)	(8,532,575)	(2,880,075)	(37,399,381)
	3,337,722	35,975,632	19,446	(4,255,632)
Net increase (decrease)	(14,234,300)	$(144,714,209)	2,547,480	$25,711,842

29

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Sovereign Governments and Agencies	—	$296,780,143	—
Corporate Bonds	—	92,487,528	—
Preferred Stocks	—	27,174,135	—
U.S. Treasury Securities	—	26,891,710	—
Collateralized Loan Obligations	—	9,198,855	—
Asset-Backed Securities	—	4,954,422	—
U.S. Government Agency Securities	—	961,214	—
Collateralized Mortgage Obligations	—	385,741	—
Short-Term Investments	$65,160	38,461,623	—
	$65,160	$497,295,371	—
Other Financial Instruments
Futures Contracts	$615,924	—	—
Forward Foreign Currency Exchange Contracts	—	$1,615,491	—
	$615,924	$1,615,491	—

Liabilities
Other Financial Instruments
Futures Contracts	$739,214	$1,228,411	—
Swap Agreements	—	31,881	—
Forward Foreign Currency Exchange Contracts	—	4,633,189	—
	$739,214	$5,893,481	—

30

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $25,795,442.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $478,867,057.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $134,170,796 futures contracts purchased and $30,902,029 futures contracts sold.

31

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $11,050,000.

Value of Derivative Instruments as of October 31, 2023

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$9,467
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$1,615,491	Unrealized depreciation on forward foreign currency exchange contracts	4,633,189
Interest Rate Risk	Receivable for variation margin on futures contracts*	112,755	Payable for variation margin on futures contracts*	152,596
		$1,728,246		$4,795,252
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2023

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(1,713,961)	Change in net unrealized appreciation (depreciation) on swap agreements	$411,823
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(7,102,244)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	4,272,979
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(4,231,940)	Change in net unrealized appreciation (depreciation) on futures contracts	(2,640,387)
Other Contracts	Net realized gain (loss) on swap agreement transactions	44,729	Change in net unrealized appreciation (depreciation) on swap agreements	(21,522)
		$(13,003,416)		$2,022,893

32

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2023 and October 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	—	$3,361,941
Long-term capital gains	—	$4,661,024

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to net operating losses, were made to capital paid in $(5,345,957) and distributable earnings (loss) $5,345,957.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$573,833,469
Gross tax appreciation of investments	$837,736
Gross tax depreciation of investments	(77,310,674)
Net tax appreciation (depreciation) of investments	(76,472,938)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(901,804)
Net tax appreciation (depreciation)	$(77,374,742)
Other book-to-tax adjustments	$(2,674)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(15,019,718)
Accumulated long-term capital losses	$(31,222,273)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

33

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Subsequent Event

On November 14, 2023, the Board of Trustees approved a plan of liquidation for the fund. The liquidation date is expected to be February 15, 2024.
34

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$9.77	0.22	(0.16)	0.06	—	—	—	$9.83	0.61%	0.80%	0.80%	2.14%	2.14%	76%	$178,143
2022	$13.28	0.18	(3.59)	(3.41)	—	(0.10)	(0.10)	$9.77	(25.86)%	0.80%	0.80%	1.55%	1.55%	63%	$192,688
2021	$13.61	0.19	(0.29)	(0.10)	(0.23)	—	(0.23)	$13.28	(0.83)%	0.79%	0.79%	1.37%	1.37%	58%	$253,748
2020	$13.18	0.16	0.27	0.43	—	—	—	$13.61	3.26%	0.80%	0.80%	1.25%	1.25%	72%	$358,334
2019	$12.40	0.20	0.76	0.96	(0.18)	—	(0.18)	$13.18	7.80%	0.81%	0.81%	1.57%	1.57%	46%	$351,630
I Class
2023	$9.83	0.23	(0.17)	0.06	—	—	—	$9.89	0.61%	0.70%	0.70%	2.24%	2.24%	76%	$3,902
2022	$13.34	0.19	(3.60)	(3.41)	—	(0.10)	(0.10)	$9.83	(25.74)%	0.70%	0.70%	1.65%	1.65%	63%	$164,354
2021	$13.67	0.20	(0.29)	(0.09)	(0.24)	—	(0.24)	$13.34	(0.73)%	0.69%	0.69%	1.47%	1.47%	58%	$197,725
2020	$13.22	0.18	0.27	0.45	—	—	—	$13.67	3.40%	0.70%	0.70%	1.35%	1.35%	72%	$70,363
2019	$12.44	0.19	0.78	0.97	(0.19)	—	(0.19)	$13.22	7.88%	0.71%	0.71%	1.67%	1.67%	46%	$76,919

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2023	$9.87	0.25	(0.18)	0.07	—	—	—	$9.94	0.71%	0.60%	0.60%	2.34%	2.34%	76%	$24,550
2022	$13.38	0.21	(3.62)	(3.41)	—(3)	(0.10)	(0.10)	$9.87	(25.66)%	0.60%	0.60%	1.75%	1.75%	63%	$20,616
2021	$13.71	0.22	(0.29)	(0.07)	(0.26)	—	(0.26)	$13.38	(0.62)%	0.59%	0.59%	1.57%	1.57%	58%	$27,124
2020	$13.25	0.19	0.27	0.46	—	—	—	$13.71	3.47%	0.60%	0.60%	1.45%	1.45%	72%	$21,015
2019	$12.47	0.22	0.76	0.98	(0.20)	—	(0.20)	$13.25	7.97%	0.61%	0.61%	1.77%	1.77%	46%	$13,732
A Class
2023	$9.60	0.19	(0.16)	0.03	—	—	—	$9.63	0.31%	1.05%	1.05%	1.89%	1.89%	76%	$2,030
2022	$13.08	0.15	(3.53)	(3.38)	—	(0.10)	(0.10)	$9.60	(26.03)%	1.05%	1.05%	1.30%	1.30%	63%	$2,379
2021	$13.41	0.15	(0.29)	(0.14)	(0.19)	—	(0.19)	$13.08	(1.10)%	1.04%	1.04%	1.12%	1.12%	58%	$3,766
2020	$13.01	0.13	0.27	0.40	—	—	—	$13.41	3.07%	1.05%	1.05%	1.00%	1.00%	72%	$4,291
2019	$12.25	0.17	0.73	0.90	(0.14)	—	(0.14)	$13.01	7.45%	1.06%	1.06%	1.32%	1.32%	46%	$8,981
C Class
2023	$9.16	0.11	(0.15)	(0.04)	—	—	—	$9.12	(0.44)%	1.80%	1.80%	1.14%	1.14%	76%	$71
2022	$12.57	0.06	(3.37)	(3.31)	—	(0.10)	(0.10)	$9.16	(26.53)%	1.80%	1.80%	0.55%	0.55%	63%	$71
2021	$12.89	0.05	(0.28)	(0.23)	(0.09)	—	(0.09)	$12.57	(1.86)%	1.79%	1.79%	0.37%	0.37%	58%	$103
2020	$12.60	0.03	0.26	0.29	—	—	—	$12.89	2.30%	1.80%	1.80%	0.25%	0.25%	72%	$198
2019	$11.86	0.08	0.71	0.79	(0.05)	—	(0.05)	$12.60	6.69%	1.81%	1.81%	0.57%	0.57%	46%	$310

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2023	$9.47	0.17	(0.16)	0.01	—	—	—	$9.48	0.11%	1.30%	1.30%	1.64%	1.64%	76%	$51
2022	$12.94	0.12	(3.49)	(3.37)	—	(0.10)	(0.10)	$9.47	(26.23)%	1.30%	1.30%	1.05%	1.05%	63%	$79
2021	$13.27	0.11	(0.28)	(0.17)	(0.16)	—	(0.16)	$12.94	(1.37)%	1.29%	1.29%	0.87%	0.87%	58%	$62
2020	$12.91	0.09	0.27	0.36	—	—	—	$13.27	2.79%	1.30%	1.30%	0.75%	0.75%	72%	$84
2019	$12.15	0.13	0.74	0.87	(0.11)	—	(0.11)	$12.91	7.24%	1.31%	1.31%	1.07%	1.07%	46%	$77
R5 Class
2023	$9.86	0.25	(0.17)	0.08	—	—	—	$9.94	0.81%	0.60%	0.60%	2.34%	2.34%	76%	$3,439
2022	$13.38	0.21	(3.63)	(3.42)	—(3)	(0.10)	(0.10)	$9.86	(25.73)%	0.60%	0.60%	1.75%	1.75%	63%	$3,431
2021	$13.71	0.22	(0.29)	(0.07)	(0.26)	—	(0.26)	$13.38	(0.62)%	0.59%	0.59%	1.57%	1.57%	58%	$4,780
2020	$13.24	0.19	0.28	0.47	—	—	—	$13.71	3.55%	0.60%	0.60%	1.45%	1.45%	72%	$5,005
2019	$12.46	0.23	0.75	0.98	(0.20)	—	(0.20)	$13.24	7.97%	0.61%	0.61%	1.77%	1.77%	46%	$5,870
R6 Class
2023	$9.87	0.26	(0.17)	0.09	—	—	—	$9.96	0.91%	0.55%	0.55%	2.39%	2.39%	76%	$322
2022	$13.39	0.21	(3.62)	(3.41)	(0.01)	(0.10)	(0.11)	$9.87	(25.68)%	0.55%	0.55%	1.80%	1.80%	63%	$171
2021	$13.72	0.22	(0.28)	(0.06)	(0.27)	—	(0.27)	$13.39	(0.65)%	0.54%	0.54%	1.62%	1.62%	58%	$318
2020	$13.25	0.20	0.27	0.47	—	—	—	$13.72	3.62%	0.55%	0.55%	1.50%	1.50%	72%	$481
2019	$12.47	0.26	0.73	0.99	(0.21)	—	(0.21)	$13.25	8.02%	0.56%	0.56%	1.82%	1.82%	46%	$310

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2023	$10.00	0.32	(0.18)	0.14	—	—	—	$10.14	1.40%	0.01%	0.55%	2.93%	2.39%	76%	$288,051
2022	$13.57	0.28	(3.67)	(3.39)	(0.08)	(0.10)	(0.18)	$10.00	(25.31)%	0.01%	0.55%	2.34%	1.80%	63%	$250,764
2021	$13.90	0.30	(0.29)	0.01	(0.34)	—	(0.34)	$13.57	(0.03)%	0.01%	0.54%	2.15%	1.62%	58%	$339,841
2020	$13.35	0.27	0.28	0.55	—	—	—	$13.90	4.12%	0.01%	0.55%	2.04%	1.50%	72%	$301,122
2019	$12.56	0.31	0.75	1.06	(0.27)	—	(0.27)	$13.35	8.62%	0.02%	0.56%	2.36%	1.82%	46%	$186,644

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the International Bond Fund and the Board of Trustees of American Century International Bond Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Bond Fund (the “Fund”), one of the funds constituting the American Century International Bond Funds, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended October 31, 2021, were audited by other auditors, whose report, dated December 17, 2021, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 18, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
39

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	32	Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	82	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, EMPIRE (digital media distribution) (2023 to present); Chief Financial Officer, 2K (interactive entertainment) (2021 to 2023); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	32	Sabio Holdings Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present)	32	None
40

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	32	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	32	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	32	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	147	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.
41

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present)). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

42

Approval of Management Agreement

At a meeting held on June 14, 2023, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Trustees, including a majority of the independent Trustees. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent data providers concerning the Fund.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Fund;
•the wide range of programs and services the Advisor and other service providers provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance compared to appropriate benchmarks and/or peer groups of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened regulatory interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Fund;
•any collateral benefits derived by the Advisor from the management of the Fund;
•fees and expenses associated with any investment by the Fund in other funds;
•payments to intermediaries by the Fund and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor’s other investment management clients.

In keeping with its practice, the Board held two meetings and the independent Trustees met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.
43

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including but not limited to

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The Fund’s performance was above its benchmark for the three- and five-year periods and below its benchmark for the one- and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees,
44

regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, and its financial results of operation. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under this unified fee structure, the Advisor is responsible for providing investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different
45

regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board also noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, concluded that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
46

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

47

Notes

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90983 2312

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Tanya S. Beder, Jennifer Cabalquinto, Anne Casscells and Peter F. Pervere are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2022: $90,989
FY 2023: $75,420

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2022: $50,000
FY 2023: $343,325

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century International Bond Funds

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	December 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	December 28, 2023

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	December 28, 2023